UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Metalico, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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186 North Avenue East

Cranford, New Jersey 07016

Dear Stockholder:

You are cordially invited to attend the 2014 Special Meeting of Stockholders of Metalico, Inc. (the “Company”). The meeting will be held at the offices of the Company's counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068, on December 19, 2014, at 8:30 a.m. Eastern Time.

The enclosed Notice of Special Meeting of Stockholders and Proxy Statement provide detailed information about the formal business to be addressed at the special meeting, which includes the items to be voted on by the stockholders of the Company as specifically set forth in the Notice of Special Meeting. I encourage you to read the entire Proxy Statement and its annexes carefully.

All stockholders of record at the close of business on November 6, 2014, are entitled to notice of and to vote at the special meeting, and will receive a copy of the enclosed proxy materials by mail. You can cast your vote by completing the enclosed proxy card and returning it in the postage-prepaid envelope provided, or by utilizing the telephone or Internet voting systems. If your shares of our common stock are held in “street name” by your bank, brokerage firm or other nominee, you are considered to be the beneficial owner of such shares, and these proxy materials are being forwarded to you by your bank, brokerage firm or nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or nominee on how to vote your shares (your bank, broker or nominee has enclosed a voting instruction card for you to use) and you are invited to attend the special meeting. If you do not instruct your bank, broker or nominee how to vote, no votes will be cast on your behalf at the special meeting.

Your vote is very important. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote promptly and to submit your proxy by phone, via the Internet or by completing, signing, dating and returning the enclosed proxy card even if you plan to attend the meeting. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

The enclosed Proxy Statement is dated November [__], 2014, and is first being mailed to our shareholders on or about November [__], 2014.

I hope you will join us.

By Order of the Board of Directors

CARLOS E. AGÜERO

President and Chief Executive Officer

If you have any questions or require any assistance in voting your shares, please call:

 Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(855) 973-0093
Banks and Brokers Call: (973) 873-7721

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METALICO, INC.

186 North Avenue East

Cranford, New Jersey 07016

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2014

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Metalico, Inc., a Delaware corporation (the “Company”), will be held on December 19, 2014, at 8:30 a.m. Eastern Time at the offices of the Company's counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068 (the “Special Meeting”), for the following purposes:

1.	To consider and act upon a proposal (the “Exchange Approval Proposal”) to approve and ratify, for purposes of Section 713 of the Company Guide of the NYSE MKT, LLC (the “Exchange”) the issuance of shares of the Company's common stock as described in this Proxy Statement under the terms of:

a.	(i) those certain Exchange Agreements, dated as of October 21, 2014, each by and between the Company and a holder of the Company’s outstanding 7% Senior Convertible Notes due 2028 (the “Exchange Agreements”) and (ii) an aggregate of approximately $14.7 million of the Company's Series A, Series B and Series C Convertible Notes issued on October 21, 2014 in exchange for an aggregate of approximately $14.7 million of the Company’s outstanding 7% Senior Convertible Notes due 2028 pursuant to the Exchange Agreements; and

b.	the warrant (the “Lender Warrant”) issued under that certain Subscription Agreement, dated as of October 21, 2014, between the Company and the subscriber identified therein;

2.	To amend the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 300,000,000 shares; and

3.	To approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve each of the foregoing proposals (the “Adjournment Proposal”).

Only stockholders of record at the close of business on November 6, 2014 (the “Record Date”), are entitled to vote at the Special Meeting. It is important that your shares be represented and voted at the Special Meeting. All stockholders of the Company as of the Record Date are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to submit your proxy by telephone, via the Internet, or by completing, signing, dating and returning the enclosed proxy card in the accompanying reply envelope enclosed for that purpose. Any stockholder of the Company as of the Record Date attending the Special Meeting may vote by ballot even if such stockholder has returned a proxy, and such vote by ballot will revoke any proxy previously submitted. Stockholders whose shares of the Company’s common stock are held through a bank, brokerage firm or other nominee, should follow the procedures provided by their banker, brokerage firm or other nominee in order to vote.

The Board of Directors of the Company recommends that you vote “FOR” the Exchange Approval Proposal as described in Proposal 1, “FOR” approval of the adoption of the amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation as described in Proposal 2, and “FOR” the Adjournment Proposal.

The enclosed Proxy Statement and a proxy card are first being mailed on or about November [__], 2014 to stockholders who owned shares of the Company’s common stock as of the Record Date.

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BY ORDER OF THE BOARD OF DIRECTORS

ARNOLD S. GRABER

Executive Vice President, General Counsel and Secretary

Cranford, New Jersey

November [__], 2014

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE INTERNET OR TELEPHONE VOTING PROCEDURES, IF AVAILABLE). IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

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METALICO, INC.

186 North Avenue East

Cranford, New Jersey 07016

SPECIAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2014

PROXY STATEMENT

This Proxy Statement is furnished to holders of common stock, $0.001 par value per share (the “Common Stock”), of Metalico, Inc., a Delaware corporation (the “Company,” “we,” and “our”), in connection with the solicitation of proxies by our Board of Directors for use at our 2014 Special Meeting of Stockholders to be held at the offices of the Company's counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068, at 8:30 a.m. Eastern Time, on Friday, December 19, 2014 (the “Special Meeting”), and at any postponement or adjournment thereof.

This Proxy Statement and the accompanying proxy form are first being mailed to our stockholders on or about November [__], 2014.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders of the Company will act upon the matters outlined in the attached Notice of Special Meeting of Stockholders and described in detail in this Proxy Statement, which are: to consider and act upon a proposal (the “Exchange Approval Proposal”) to approve and ratify, for purposes of Section 713 of the Company Guide of the NYSE MKT, LLC (the “Exchange”) the issuance of shares of the Company's Common Stock as described in this Proxy Statement; and to amend the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares. In addition, management will respond to questions from stockholders of the Company.

Why is the Company seeking approval of the Exchange Approval Proposal?

We are required to seek approval of the Exchange Approval Proposal pursuant to the terms of those certain Exchange Agreements, dated as of October 21, 2014, between the Company and the investors identified therein (the “Exchange Agreements”), the Company's Series A, Series B and Series C Convertible Notes issued pursuant to the Exchange Agreements (the “New Series Convertible Notes”) and the warrant (the “Lender Warrant”) issued under that certain Subscription Agreement, dated as of October 21, 2014, between the Company and the subscriber identified therein.

In addition, the Company’s Common Stock is listed on NYSE MKT and, as a result, the Company is subject to certain NYSE MKT listing rules and regulations. NYSE MKT requires that the rights that are subject to the Exchange Approval Proposal must be approved by the stockholders of the Company prior to taking effect, as described under Proposal 1.

Why is the Company seeking approval of the amendment to the Certificate of Incorporation to increase the total number of authorized shares of Common Stock?

Our organizational documents currently allow us to issue up to a combined total of 100,000,000 shares of Common Stock. As of November 6, 2014, we had [58,322,147] shares of Common Stock issued and outstanding. Further, [5,832,214] shares of our Common Stock are reserved for future issuance as of such date. We are seeking approval of an amendment to our Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 100,000,000 to 300,000,000 in order to have additional shares of Common Stock available for future general corporate purposes, including capital raising transactions, employee benefit plans, acquisitions and other corporate uses. The Company currently has no definitive plans or understandings with respect to the issuance of any Common Stock except as described in this Proxy Statement. Approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock is not required in connection with the Exchange Approval Proposal.

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What will happen if the Company’s Stockholders do not approve the Exchange Approval Proposal?

If the Company’s stockholders do not approve the Exchange Approval Proposal, the Company would be unable to effectuate certain issuances of Common Stock in connection with the Exchange Agreements, New Series Convertible Notes and the Lender Warrant. In the event the Company cannot issue shares of Common Stock in connection with certain provisions of the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant, the Company will be required to make cash payments in lieu of issuing such shares thereunder, or increase the principal amount of the New Series Convertible Notes in lieu of issuing such shares pursuant to such notes. Additionally, if the stockholders of the Company do not approve the Exchange Approval Proposal at the Special Meeting, the Company will be required to use its reasonable best efforts to call additional meetings of the stockholders in an attempt to secure approval of such proposal, and the Company will be required to bear the costs of such additional meetings.

What will happen if the Company’s stockholders do not approve the amendment to the Certificate of Incorporation to increase the total number of authorized shares of Common Stock?

If the Company’s stockholders do not approve the amendment to the Certificate of Incorporation to increase the total number of authorized shares of Common Stock, then the Company will not be able to increase the total number of authorized shares of Common Stock from 100,000,000 to 300,000,000 and, therefore, the Company will be limited in the number of authorized shares of Common Stock available for general corporate purposes. The Company currently has no definitive plans or understandings with respect to the issuance of any Common Stock except as described in this Proxy Statement. Approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock is not required in connection with the Exchange Approval Proposal.

Who is entitled to vote at the Special Meeting?

Only stockholders of the Company as of record at the close of business on November 6, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

What voting rights will stockholders have?

Holders of our Common Stock as of the Record Date are entitled to one vote per share with respect to each of the matters to be presented at the Special Meeting. At this time we have no shares of preferred stock outstanding.

How many shares of stock are outstanding and entitled to vote at the Special Meeting?

As of the Record Date, we had [58,322,147] shares of Common Stock outstanding and entitled to be voted. We have no other classes of stock issued or outstanding.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, at our Special Meeting of the holders of a majority of the outstanding shares of our stock entitled to vote will constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes also will be counted as shares present for purposes of establishing a quorum.

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How many votes will be required for approval?

Abstentions, but not broker non-votes (described below), are treated as shares present and entitled to vote, and will be counted as a "no" vote on all matters. Broker non-votes are treated as not entitled to vote for any matters at issue in this Proxy Statement, and thus reduce the absolute number, but not the percentage, of votes needed for approval of those matters and will have no effect on their respective outcomes.

•	The affirmative vote of a majority of the votes cast at the Special Meeting, provided a quorum is present, will be required for adoption of the Exchange Approval Proposal.

•	The affirmative vote of a majority of the shares of stock outstanding will be required for approval of the amendment of our Certificate of Incorporation.

What are the Board’s recommendations?

Unless you give other instructions on your proxy form, the persons named as proxy holders on the proxy form will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	“FOR” adoption of the Exchange Approval Proposal as described in Proposal 1;

•	“FOR” adoption of the amendment to the Certificate of Incorporation as described in Proposal 2; and

•	“FOR” adoption of the Adjournment Proposal.

How are votes counted?

The results of votes cast by proxy are tabulated and certified by Broadridge Financial Solutions, Inc. Then, votes cast by proxy or in person at the Special Meeting will be counted by the person appointed by us to act as an election inspector for the Special Meeting. The election inspector will treat shares represented by proxies that reflect abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum – that is, a majority of the holders of the outstanding shares entitled to vote. Abstentions will have the same practical effect as a negative vote on each proposal. Broker non-votes, however, do not constitute a vote “for” or “against” any matter, and thus will be disregarded in the calculation of “votes cast.”

How do I vote?

You can vote any one of four ways:

1.	electronically via the Internet according to the instructions set forth on the proxy card included with this Proxy Statement; or

2.	by telephone using the toll-free telephone number and instructions shown on your proxy or the voting card included with this Proxy Statement; or

3.	by mail, in which case you will need to request a printed copy of our proxy materials, which will include a paper proxy card. If you choose to vote in this manner, you will need to complete, sign and date the proxy card and return it in the envelope provided; or

4.	by attending the Special Meeting and voting in person if you are a stockholder of record as of the Record Date.

If you are a beneficial owner of your shares, you may also use telephone or internet voting procedures if your broker provides them. If you hold shares BOTH as a beneficial owner and as a stockholder of record, YOU MUST VOTE SEPARATELY for each set of shares.

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If you vote by telephone or via the Internet, please have your proxy and/or voting instruction card available. The control number appearing on your card is necessary to process your vote. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned the card by mail. If you are a beneficial owner of your shares and you wish to vote in person, then you must bring to the Special Meeting a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Regardless of how you own your shares, you must also bring appropriate positive identification in order to vote at the Special Meeting.

How will my proxy be voted?

If your proxy in the accompanying form is properly executed, returned to and received by us prior to the Special Meeting and is not revoked, or validly voted via the Internet or through telephone procedures, it will be voted at the Special Meeting and at any postponement or adjournment thereof in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or more of the proposals, the shares for which you have given your proxy will, in the absence of your instructions, be voted “FOR” all proposals described in this Proxy Statement.

A stockholder who returns a proxy form may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to our corporate Secretary, (ii) properly submitting to us a duly executed proxy bearing a later date, or (iii) appearing at the Special Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016, Attention: Secretary.

What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

You are a:

“Stockholder of record” if your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. You are considered, with respect to those shares, to be the stockholder of record, and these proxy materials have been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy to us or to vote in person at the Special Meeting. We have enclosed a proxy form for you to use.

“Beneficial owner” if your shares are held in a stock brokerage account, including an Individual Retirement Account, or by a bank or other nominee. You are considered to be the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares (your broker or nominee has enclosed a voting instruction card for you to use) and you are invited to attend the Special Meeting.

What are “broker non-votes”?

If you are a beneficial owner and you do not provide the stockholder of record with voting instructions for a particular proposal, your shares may constitute “broker non-votes” with respect to that proposal. “Broker non-votes” are shares held by a broker or nominee with respect to which the broker or nominee does not have discretionary power to vote on a particular proposal or with respect to which instructions were never received from the beneficial owner. Shares which constitute broker non-votes with respect to a particular proposal will not be considered present and entitled to vote on that proposal at the Special Meeting. The brokers or nominees may vote those shares only on matters deemed “routine” by the Exchange. Nominees cannot vote on non-routine matters, such as the proposals to be voted on at the Special Meeting, unless they receive voting instructions from beneficial holders.

What happens if additional matters (other than the proposals described in this Proxy Statement) are presented at the Special Meeting?

As of the date of this Proxy Statement, the Board is not aware of any additional matters to be presented for a vote at the Special Meeting. However, if any additional matters are properly presented for a vote at the Special Meeting, all shares represented at the meeting (other than shares that are voted by stockholders of the Company in person at the meeting) will be voted in the proxy holders’ discretion on such matters.

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What happens if I sell my shares of Common Stock before the special meeting?

The Record Date for the determination of stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of our Common Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares at the Special Meeting.

Who pays for the cost of soliciting proxies?

This solicitation of proxies is made by the Company and the Company will bear the cost. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and the Company will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

The Company has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a fee of $5,500, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Alliance Advisors LLC against certain claims.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. Final results will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

Will I have dissenters' rights of appraisal in connection with any of the matters to be voted at the meeting?

Holders of our Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Special Meeting.

Who can help answer any other questions I might have?

If you have additional questions, need assistance in submitting your proxy or voting your shares of our Common Stock, or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Alliance Advisors LLC.

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(855) 973-0093
Banks and Brokers Call: (973) 873-7721

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PROPOSAL 1

 APPROVAL OF the issuance of the Company's common stock in EXcess of 20% of the Company’s outstanding Common stock

Background

On April 23, 2008, the Company entered into a Securities Purchase Agreement with certain accredited investors that provided for the sale of $100 million of Senior Unsecured Convertible Original Notes (the “Original Notes”, and the holders of such Original Notes from time to time, the “Holders”) convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Section 8 of the Original Notes contained an optional repurchase right exercisable by each Holder on June 30, 2014 and the eighth and twelfth anniversaries of the date of issuance of the Original Notes, whereby each Holder had the right to require the Company to redeem mandatorily the outstanding principal balance and accrued interest on the Original Notes at par. Under Section 9 of the Original Notes, if the Company failed to timely pay such redemption amounts each Holder had the option to cancel such mandatory redemption and trigger an automatic adjustment of the conversion price of the Original Note of such Holder to the lesser of (x) the conversion price as in effect on the date such redemption is cancelled and (y) the lowest closing bid price of our common stock during the period beginning on the date such Holder elected to effect such redemption and ending on the date such redemption is cancelled.

As of June 30, 2014, the outstanding balance on the Original Notes was $23.4 million.

On June 30, 2014, as previously disclosed by the Company, each of the Holders exercised its right to require the Company to make full payment of the outstanding principal balance and accrued interest under the Original Notes, by delivery of notices of mandatory redemption. Subsequently, the Company failed to make such mandatory redemption payments. Pursuant to the Section 9(a) of the Original Notes, on October 20, 2014, each of the Holders delivered a notice of cancellation (in each case, effective as October 2, 2014) of their previously delivered notices of redemption, and thereby triggered an automatic adjustment in the conversion price under Section 9(a) of the Original Notes to the lesser of (A) $14.00 and (B) the lowest closing bid price of the Company’s Common Stock during the period beginning on and including the date on which the applicable mandatory redemption notice was delivered to the Company and ending on and including October 2, 2014, the effective date on which the applicable mandatory redemption notice was voided, or approximately $1.00 per share.

On October 20, 2014, the Holders converted an aggregate of $10 million of outstanding principal and accrued and unpaid interest under the Original Notes into 10,096,928 shares of Common Stock. The Company received stockholder approval in 2008 for such issuance of shares of the Company’s Common Stock under the Original Notes. Consequently, we are not seeking stockholder approval for the issuance of such shares at the Special Meeting.

On October 21, 2014, pursuant to the terms of the Exchange Agreements, each of which we entered into with a Holder of the Original Notes, we agreed to exchange an aggregate of approximately $14.7 million of outstanding principal and accrued and unpaid interest under the Original Notes (representing the remaining principal amount of the Original Notes), in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, into (i) New Series Convertible Notes in the aggregate principal amount of approximately $14.7 million and (ii) a right to receive a number of additional shares of our Common Stock (the “Additional Common Shares”) in accordance with, and subject to, the terms set forth in the Exchange Agreements. The New Series Convertible Notes consist of the “Series A” New Series Convertible Note (the “Series A Notes”), the “Series B” New Series Convertible Notes (the “Series B Notes”) and the “Series C” New Series Convertible Notes (the “Series C Notes”). A copy of the form of the Exchange Agreement is attached hereto as Exhibit B, and copies of the forms of the Series A Notes, Series B Notes and Series C Notes are attached hereto as Exhibits C, D and E, respectively. The descriptions contained herein are qualified in their entirety by reference to the Exchange Agreements and/or the New Series Convertible Notes.

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On October 21, 2014, the Company entered into an amendment (the “Financing Agreement Amendment”) to the Financing Agreement dated as of November 21, 2013, by and among the Company, each subsidiary of the Company listed as a “borrower” on the signature pages thereto, each subsidiary of the Company listed as a “guarantor” on the signature pages thereto, the lenders from time to time party thereto, and the agent and lenders party thereto (the “Financing Agreement”). Under the Financing Agreement Amendment, the senior secured term loan lender is entitled to an additional fee of $3,500,000 that is payable (i) in cash upon the maturity of the outstanding term loans and/or (ii) at the term loan lender’s option, but without duplication, in shares of the Company’s Common Stock, par value $0.001 per share, pursuant to the Lender Warrant. The Lender Warrant has a ten-year term and is exercisable for up to 3,810,146 shares of Common Stock at an exercise price of $0.9186 per share. The exercise price and number of shares of Common Stock issuable upon exercise of the Lender Warrant will be subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction. In addition, the Lender Warrant contains “weighted-average anti-dilution” protection, with certain exceptions, as more fully described below. A copy of the Lender Warrant is attached hereto as Exhibit A, and the descriptions contained herein are qualified in their entirety by reference to the Lender Warrant.

Reason for Seeking Stockholder Approval

As a NYSE MKT-listed company, the Company is subject to Section 713 of the NYSE MKT Company Guide (the “Company Guide”) which requires stockholder approval for the issuance of additional shares of the Company's Common Stock under certain circumstances. Section 713 of the Company Guide provides that an issuer is required to seek stockholder approval when “additional shares will be issued in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book value or market value which [. . .] equals 20% or more of presently outstanding shares of common stock” (the “20% Rule”).

The Exchange Agreements, Series A Notes, Series B Notes, Series C Notes and Lender Warrant expressly provide that until stockholder approval is acquired, the Company will not be obligated to issue any shares of Common Stock if such issuance would, in the aggregate, equal or exceed 9,645,044 shares (which was 20% of the Company’s total aggregate outstanding shares of Common Stock as of the effective date of the Exchange Agreements and the issuance date of the New Series Convertible Notes and the Lender Warrant, or 48,225,219 shares). Further, the Exchange has not indicated that we are in violation of any NYSE MKT rules, including the 20% Rule, and has approved the listing of the shares underlying the current exchanges based upon the restrictions set forth in the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant. We believe it is in the best interests of the Company to be able to issue shares beyond the limit prescribed by the 20% Rule.

There are certain provisions and actions that can be taken under the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant that could cause the Company to issue shares in addition to the number permitted under the 20% Rule. Therefore, each of the aforementioned agreements contain a prohibition on the Company’s ability to issue additional shares of its Common Stock if such events were to occur. However, pursuant to the terms of the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant, the Company is required to use its reasonable best efforts to solicit the approval of the Company’s stockholders with respect to the Exchange Approval Proposal. Under the Exchange Agreements and the New Series Convertible Notes, such meeting must be held prior to December 20, 2014. If we are unable to obtain stockholder approval of the Exchange Approval Proposal at the Special Meeting, we will be required to hold additional special meetings in order to obtain such approval. Holding such additional meetings of our stockholders would result in increased costs to us, and any delay in our ability to consummate such transactions could jeopardize the transactions generally. In addition, if stockholder approval is not obtained, there are certain circumstances under which the Company could be required to increase the principal amount of the New Series Convertible Notes or make payments in cash in lieu of stock to the holders of the New Series Convertible Notes and the Lender Warrant.

As outlined above, certain provisions of the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant could result in the issuance of more than 20% of the Company’s outstanding Common Stock. Certain provisions are further described below, which descriptions are qualified in their entirety by reference to the corresponding provisions in the Exchange Agreements, the New Series Convertible Notes and/or the Lender Warrant in Exhibits A through E hereto.

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Anti-Dilution Price Adjustments.  In addition to customary mechanical adjustments with respect to stock splits, reverse stock splits, recapitalizations, stock dividends, stock combinations and similar events, the New Series Convertible Notes also provide for certain “weighted-average anti-dilution” adjustments whereby if shares of the Company’s Common Stock or other securities convertible into or exercisable or exchangeable for shares of its Common Stock (such other securities, including, without limitation, convertible notes, options, stock purchase rights and warrants, “Convertible Securities”) are issued (or deemed issued) by the Company at a conversion price lower than the conversion price then in effect (other than in connection with certain Excluded Securities (as defined in the New Series Convertible Notes))(a “Dilutive Issuance”), the conversion price of the New Series Convertible Notes will be reduced to reflect the “weighted-average dilutive” effect of each such issuance (or deemed issuance with respect to Convertible Securities in such Dilutive Issuance) of the Company’s Common Stock relative to the holders of the New Series Convertible Note (the “New Note Holders”).

Upon such Dilutive Issuance, the conversion price of the New Series Convertible Notes in effect immediately prior to a Dilutive Issuance is automatically reduced to an amount equal to the product of (x) the Applicable Price (as defined in the New Series Convertible Notes) and (y) the quotient determined by dividing (A) the sum of (I) the product derived by multiplying the Conversion Price (as defined in the New Series Convertible Notes) in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding (as defined in the New Series Convertible Notes) immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (B) the product derived by multiplying (I) the Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. As the number of shares of our Common Stock issuable upon conversion of the New Series Convertible Notes increases proportionally with any decrease in the conversion price of the New Series Convertible Notes, one or more Dilutive Issuances by the Company could lead to the issuance of Common Stock in excess of 20% of the outstanding Common Stock of the Company. The Company is seeking stockholder approval to be able to issue shares of its Common Stock in excess of the limit proscribed by the 20% Rule.

Actual Number of Series A Notes Converted into Common Stock. Pursuant to the terms of the Series A Notes, Holders of such notes may convert those notes into shares of Common Stock at any time after the date of issue of such Series A Notes. The aggregate principal amount of the Series A Notes is approximately $4.5 million, and such Series A Notes are initially convertible to Common Stock at a rate of $1.30 per share (subject to adjustment as provided in the Series A Notes). As such, an aggregate total of 3,453,560 shares of Common Stock may be issued in connection with the Series A Notes based on the current conversion price. It is possible that, in connection with Dilutive Issuances, the shares of Common Stock issuable under the terms of the Series A Notes may cause the Company to issue shares beyond the threshold provided for by the 20% Rule. The Company is seeking stockholder approval to be able to issue shares of its Common Stock in excess of the limit proscribed by the 20% Rule.

Conversion Rates of the Series B and Series C Notes. The conversion rates for the Series B Notes and Series C Notes are each contingent upon the outcome of the formula contained in Section 3(b) of such notes. As such, the Company is currently unable to determine the number of shares of Common Stock that will be issued in connection with the Series B Notes and Series C Notes. Pursuant to Section 3(b) of the Series B Notes and Series C Notes, the “Conversion Price” means 110% of the arithmetic average of the Weighted Average Prices (as defined in the Series B Notes and Series C Notes) of the Common Stock on each of the thirty (30) consecutive trading days including the fifteen (15) consecutive trading days prior to December 31, 2014 (in the case of the Series B Notes) or April 30, 2015 (in the case of the Series C Notes) and the fifteen (15) consecutive Trading Days commencing on and including December 31, 2014 (in the case of the Series B Notes) or April 30, 2015 (in the case of the Series C Notes). The number of shares of Common Stock issuable upon conversion of the amount of principal and any accrued and unpaid interest thereon to be converted will be equal to the quotient obtained by dividing (x) such principal amount and any accrued and unpaid interest thereon by (y) the conversion price of such notes. As the number of shares of Common Stock issuable in connection with the conversion of principal amounts and any accrued and unpaid interest thereon under the Series B Notes or the Series C Notes to shares of Common Stock is contingent on the price of the Common Stock on future dates, it is possible that the applicable Conversion Price could effectively require the Company to issue shares in excess of 20% of its outstanding stock. As such, the Company is seeking stockholder approval to be able to issue shares of its Common Stock in excess of the limit proscribed by the 20% Rule.

Pay-in-kind Interest.  The New Series Convertible Notes provide that interest accrues at a rate of 13.5% per annum and is payable in kind. As such, the number of shares of Common Stock to be issued in connection with the New Series Convertible Notes will continue to increase as interest accrues. Similarly, after and during the continuance of an Event of Default under, and as defined in, the New Series Convertible Notes, the interest rate increases to 16.5% per annum but remains payable in kind. As such, after and during the continuance of an Event of Default the number of shares of Common Stock issuable in connection with the New Series Convertible Notes will continue to increase as interest accrues. Such interest may cause the number of shares of Common Stock issuable pursuant to the New Series Convertible Notes to exceed the threshold set by the 20% Rule. The Company is seeking stockholder approval to be able to issue shares of its Common Stock in excess of the limit proscribed by the 20% Rule.

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Alternate Conversions. Pursuant to the terms of the New Series Convertible Notes, at any time after the occurrence of and during the continuance of an Event of Default (as defined in the New Series Convertible Notes), any New Note Holder may, at such holder’s option, convert (each, an “Alternate Conversion”) all, or any part of, the principal, accrued and unpaid interest and any other amounts (including premiums on such principal and/or interest) then outstanding under such notes into shares of Common Stock at the Alternate Conversion Price. The “Alternate Conversion Price” means, with respect to any Alternate Conversion, that price which is the lower of (i) the applicable Conversion Price as in effect on the trading day immediately preceding the time of the delivery or deemed delivery of the applicable conversion notice and (ii) 75% of 90% of the arithmetic average of the Weighted Average Price (as defined in the New Series Convertible Notes) of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice. It is possible that a decline in the market price of the Company’s Common Stock could result in the shares of the Company’s Common Stock issuable pursuant to the Alternate Conversion provisions of the New Series Convertible Notes exceeding the threshold provided for by the 20% Rule. The Company is seeking stockholder approval to be able to issue shares of its Common Stock in excess of the limit proscribed by the 20% Rule.

Mandatory Redemptions and the Cash and Stock Payment Mechanic. Pursuant to the terms of the New Series Convertible Notes and in connection with certain optional redemptions of the New Series Convertible Notes by the Company, as well as certain mandatory redemptions of the New Series Convertible Notes by the Company after the occurrence of an Event of Default or a Change of Control transaction (each such term as defined in the New Series Convertible Notes), the Company may be required to effect such redemptions in accordance with the Cash and Stock Payment Mechanic. The “Cash and Stock Payment Mechanic” means that 100% of the face value of the applicable principal and accrued and unpaid interest amount (collectively, the “Principal Amount”) will be paid for in cash on a dollar-for-dollar basis (the “Cash Payment”), and any amounts due in excess of such Principal Amount will be paid in such number of freely tradable Common Stock equal to the quotient obtained by dividing (x) the excess of (i) the prepayment formula amount (which is equal to the greater of (A) 130% of the sum of (1) the principal being redeemed, and (2) accrued and unpaid interest, if any, with respect to such principal, and (B) the product obtained by multiplying (1) the quotient obtained by dividing the principal and accrued and unpaid Interest, if any, with respect to such principal, being redeemed by the Conversion Price, and (2) the arithmetic average of the Weighted Average Prices (as defined in the New Series Convertible Notes) of the Common Stock on each of the five last trading days ending on the trading day immediately prior to the applicable company redemption notice date), determined as of the applicable date over (ii) the Cash Payment, and (y) 85% of the arithmetic average of the Weighted Average Prices (as defined in the New Series Convertible Notes) of the Common Stock on (i) each of the fifteen (15) consecutive trading days ending on the trading day immediately prior to the applicable redemption date and (ii) each of the fifteen (15) consecutive trading days commencing on the applicable redemption date. It is possible that a decline in the market price of the Company’s Common Stock could result in the shares of the Company’s Common Stock issuable pursuant to the Cash and Stock Payment Mechanic provisions of the New Series Convertible Notes exceeding the threshold provided for by the 20% Rule. The Company is seeking stockholder approval to be able to issue shares of its Common Stock in excess of the limit proscribed by the 20% Rule.

Right to Additional Common Shares. Pursuant to Section 3(j) of the Exchange Agreements, the Investors may be entitled to receive Additional Common Shares (as defined in the Exchange Agreements). Provided that the following formula yields a number greater than zero, the Investors will receive an aggregate number of shares equal to (A) the quotient obtained by dividing (x) Ten Million Dollars ($10,000,000) and (y) 85% of the volume weighted average of the Weighted Average Prices (as defined in the New Series Convertible Notes) of the Common Stock during the Additional Common Shares Measurement Period (defined as the period consisting of each of the forty (40) consecutive trading days beginning on, and including, the trading day immediately following October 21, 2014), less (B) 10,096,928. In the event the Company is unable to issue such Additional Common Shares in compliance with the rules of the Exchange, the Company will be required to increase the outstanding principal amounts of the Series B Notes or Series A Notes. As a decline in the market price of the Company’s Common Stock may require the issuance of Additional Common Shares or the increase in the outstanding principal amounts of the Series B Notes or Series A Notes, as applicable, such decline in the market price of our Common Stock could result in an issuance of shares of Common Stock in excess of the threshold provided by the 20% Rule. Consequently, we are seeking stockholder approval to be able to issue shares of our Common Stock in excess of the limit proscribed by the 20% Rule.

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Actual Number of Warrants Exercised. In connection with the Financing Agreement Amendment, the term loan lender is entitled to an “additional fee” of $3,500,000 that is payable (i) in cash upon the maturity of the outstanding term loans and/or (ii) at the term loan lender’s option, but without duplication, in shares of the Company’s Common Stock, par value $0.001 per share, pursuant to the Lender Warrant. The Lender Warrant has a ten-year term and is exercisable for up to 3,810,146 shares of Common Stock at an exercise price of $0.9186 per share. The aforementioned price is subject to adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction, among other events, as described in the Lender Warrant. The Lender Warrant also includes “weighted-average anti-dilution” adjustments, whereby if shares of the Company’s Common Stock or other Convertible Securities are issued (or deemed issued) by the Company, in certain circumstances set forth in the Lender Warrant (other than in connection with certain Excluded Securities (as defined in the Lender Warrant)), the exercise price of, and the number of shares issuable under, the Lender Warrant will be adjusted to reflect the “dilutive” effect of each such issuance (or deemed issuance with respect to Convertible Securities in such dilutive issuance) of the Company’s Common Stock relative to the holder of the Lender Warrant. In the event the Company is unable to issue shares of Common Stock in connection with the Lender Warrant due to the inability to obtain stockholder approval, the term loan lender will be entitled to receive cash in lieu of the shares as provided in the Lender Warrant.

It is possible that, in connection with other issuances of Common Stock, the number of shares of Common Stock to be distributed under the terms of the Lender could result in an issuance of shares of Common Stock in excess of the threshold provided by the 20% Rule. Therefore, the Company is seeking stockholder approval to be able to issue shares of its Common Stock in connection with the Lender Warrant in excess of the limit proscribed by the 20% Rule.

By voting “FOR” the Exchange Approval Proposal, you are voting “FOR” the issuance of any shares of Common Stock, if necessary, under the provisions set forth above, as well as any and all other issuances in accordance with, and subject to the terms and conditions of (whether or not specifically described herein), the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE EXCHANGE APPROVAL PROPOSAL.

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PROPOSAL 2

APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

On October 31, 2014, our Board of Directors adopted, subject to stockholder approval, an amendment to the Fourth Amended and Restated Certificate of Incorporation (the “Certificate Amendment”) that, upon effectiveness, would increase the total number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares. The text of the proposed Certificate Amendment is attached to this Proxy Statement as Exhibit F. If the proposed Certificate Amendment is approved by the stockholders of the Company, it would become effective upon filing with the Secretary of State of the State of Delaware, which would occur promptly after the Special Meeting.

Increase in Authorized Common Stock.

Under the Company’s Fourth Amended and Restated Certificate of Incorporation as currently in effect, the Company is authorized to issue up to 100,000,000 shares of Common Stock. As of November 6, 2014, the Company had issued and outstanding [58,322,147] shares of Common Stock, [5,832,214] shares reserved for grants of options and deferred stock under our 2006 Long-Term Incentive Plan, 3,810,146 shares of Common Stock reserved under the Lender Warrant and 3,453,560 shares of Common Stock reserved under the Series A Notes. The Company is unable to determine at this time how many shares of Common Stock will be reserved under the Series B Notes and Series C Notes because the Conversion Price (as defined above) is contingent upon the price of the Common Stock at future dates.

The Company’s Board of Directors believes that the increase in the authorized number of shares of Common Stock is important to provide enough available shares to be used in raising additional capital when needed for, among other needs, mergers and acquisitions and other possible financings. The contemplated increase in authorized shares of Common Stock will provide a sufficient reserve of the Company's Common Stock for general corporate purposes and growth. The Board also believes that an increase in the total number of shares of authorized Common Stock will give the Company greater flexibility in responding quickly to advantageous business opportunities. The Company believes that it will continue to have access to attractive acquisition opportunities, some of which could be large acquisitions. If the Company were to close one or more large acquisitions, it would probably be necessary or advantageous for the Company to use stock as an acquisition currency or as a means of raising equity capital to reduce the debt incurred to fund the acquisitions. Such additional authorized shares of Common Stock would be available for issuance at the discretion of the Board of Directors for use in connection with possible acquisitions, joint ventures, stock dividends, stock splits, to take advantage of future opportunities for equity financing, and for other general corporate purposes without further approval of the stockholders unless such approval is expressly required by applicable law, regulatory agencies or the Exchange (or any other exchange or quotation service on which the Company’s Common Stock may then be listed).

The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

Except pursuant to the Exchange Agreements, the New Series Convertible Notes and the Lender Warrant, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed Certificate Amendment. The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board of Directors deems to be in best interests of the Company and its stockholders.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Certificate Amendment is not in response to any effort of which the Company is aware to accumulate our stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

15

If the Company’s stockholders do not approve the increase in authorized shares of Common Stock, then the Company will not be able to increase the total number of authorized shares of Common Stock from 100,000,000 to 300,000,000, and therefore, the Company will be limited in the current number of authorized shares of Common Stock available for general corporate purposes. Approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock is not required in connection with the Exchange Approval Proposal.

The affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting of stockholders is required to approve the proposed amendment to the Company’s Certificate of Incorporation. For the purpose of counting votes on this proposal, abstentions, and broker non-votes, if any, have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

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PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING

We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments or postponements of the Special Meeting if there are not sufficient votes at the Special Meeting to adopt the Exchange Approval Proposal or the amendment to the Certificate of Incorporation to increase the total number of authorized shares of Common Stock. In the event insufficient votes are present to approve the aforementioned proposals, we would determine to adjourn or postpone the Special Meeting in order to solicit additional Proxies.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of the Company’s Common Stock as of November 6, 2014 for (i) each person known by us to beneficially own more than 5% of the Company’s Common Stock, (ii) each of our Directors and each of our named executive officers listed in the Summary Compensation Table under the caption “Executive Compensation,” and (iii) all of our Directors and named executive officers as a group. The number of shares beneficially owned by each stockholder and each stockholder’s percentage ownership is based on [58,322,147] shares of Common Stock outstanding as of November 6, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or investment power. Except as otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. In calculating the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to warrants and options held by that person that are exercisable as of the date of this table, or will become exercisable within sixty (60) days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of calculating percentage ownership of any other person. Unless otherwise stated, the address of each person in the table is c/o Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016. Beneficial ownership representing less than 1% of the outstanding shares of Common Stock is denoted with an ‘‘*.’’

Name and Address of Beneficial Owner	Number of Shares(1)		Percent of Outstanding Common Stock(2)
5% Shareholders(3)

TPG Specialty Lending, Inc.	_________	(4)	x.x	%
301 Commerce Street, Suite 3300
Fort Worth, TX 76102

Corre Partners Management, LLC	_________	(5)	x.x	%
1370 Ave. of the Americas, 29th Fl
New York, NY 10019

Hudson Bay Master Fund Ltd.	_________	(6)	x.x	%
777 Third Ave, 30th Floor
New York, NY 10017

Directors and Executive Officers

Carlos E. Agüero, Director and	5,280,957	(7)	9.0
Chairman, President and Chief Executive Officer

Michael J. Drury, Director and	273,835	(8)	*
Executive Vice President and Chief Operating Officer for PGM and Lead Operations

Bret R. Maxwell, Director	462,516	(9)	*

Paul A. Garrett, Director	102,166	(10)	*

Sean P. Duffy, Director	69,000	(11)	*

Arnold S. Graber, Executive Vice President,	99,292	(12)	*
General Counsel and Secretary

Kevin Whalen, Senior Vice President	60,081	(13)	*
and Chief Financial Officer

Eric W. Finlayson, Senior Vice President, Treasurer	87,700	(14)	*
and Director of Risk Management

Executive Officers and Directors as a group	6,451,547		11.0%
(8 persons)

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(1)	Includes shares of stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power.

(2)	Assumes all vested options are exercised with respect to such holder.

(3)	Carlos E. Agüero, a Director and our Chairman, President and Chief Executive Officer, is also a 5% stockholder.

(4)	Consists of 3,810,146 shares of Common Stock that may be acquired upon exercise of the Lender Warrant held by TPG Specialty Lending, Inc. TSL Advisers, LLC acts as investment adviser and administrator to TPG Specialty Lending, Inc., which has elected to be regulated as a business development company under the Investment Company Act of 1940. The issuance of certain of the shares of Common Stock underlying the Lender Warrant may be contingent upon stockholder approval. In addition, beneficial ownership has been determined after giving effect to certain provisions in the Lender Warrant which limit the exercisability of the Lender Warrant if, after giving effect to such exercise, the holder’s beneficial ownership would exceed certain specified limits.

(5)	Includes (i) ___________ shares held by Corre Opportunities Fund, LP and _____ shares held by Corre Opportunities Qualified Master Fund, LP, investment funds for which Corre Partners Management, LLC is a common ultimate controlling entity and (ii) ___________ shares issuable to Corre Opportunities Fund, LP and _____ shares issuable to Corre Opportunities Qualified Master Fund, LP upon the exercise of the Series A Notes. Excludes shares issuable upon conversion of the Series B Notes within 60 days of November 6, 2014, shares issuable upon conversion of the Series C Notes which are not convertible within 60 days of November 6, 2014 and shares potentially issuable as Additional Common Shares. Information is based on a Schedule 13G filed on October 30, 2014 by Corre Partners Management, LLC, which states that Corre Partners Management, LLC, Corre Partners Advisors, LLC, John Barrett and Eric Soderlund (“Corre Management”) have shared voting and dispositive power over such shares. Corre Management is deemed the beneficial owner of such shares as a result of acting as an investment advisor. The issuance of certain of the shares of Common Stock underlying the New Series Convertible Notes and the Additional Common Shares is contingent upon stockholder approval. In addition, beneficial ownership has been determined after giving effect to certain provisions in the New Series Convertible Notes and the Exchange Agreements which limit the conversion of the New Series Convertible Notes and the issuance of Additional Common Shares if, after giving effect to such conversion and issuances, the holder’s beneficial ownership would exceed certain specified limits.

(6)	Includes _______ shares issuable upon exercise of the Series A Notes which are currently convertible. Excludes shares issuable upon conversion of the Series B Notes within 60 days of November 6, 2014, shares issuable upon conversion of the Series C Notes which are not convertible within 60 days of November 6, 2014 and shares potentially issuable as Additional Common Shares. Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The issuance of certain of the shares of Common Stock underlying the New Series Convertible Notes and the Additional Common Shares is contingent upon stockholder approval. In addition, beneficial ownership has been determined after giving effect to certain provisions in the New Series Convertible Notes and the Exchange Agreements which limit the conversion of the New Series Convertible Notes and the issuance of Additional Common Shares if, after giving effect to such conversion and issuances, the holder’s beneficial ownership would exceed certain specified limits.

(7)	Includes 50,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 5,000 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Agüero holds no options that are not exercisable within 60 days of November 6, 2014.

(8)	Includes 50,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 7,500 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Drury holds no options that are not exercisable within 60 days of November 6, 2014.

(9)	Includes (i) 218,329 shares held by Infrastructure & Environmental Private Equity Fund III, LP and 54,465 shares held by Environmental & Information Technology Private Equity Fund III, venture capital funds for which Mr. Maxwell is a common ultimate controlling party (i.e., he has sole administrative responsibility and votes the stock but shares authority on trading decisions with other controlling parties) and (ii) 55,000 shares issuable to Mr. Maxwell upon the exercise of options that are immediately exercisable. Excludes 2,000 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Maxwell holds no options that are not exercisable within 60 days of November 6, 2014.

(10)	Includes 57,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 2,000 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Garrett holds no options that are not exercisable within 60 days of November 6, 2014.

(11)	Includes 45,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 2,000 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Duffy holds no options that are not exercisable within 60 days of November 6, 2014.

(12)	Includes 30,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 2,500 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Graber holds no options that are not exercisable within 60 days of November 6, 2014.

(13)	Includes 30,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 3,500 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Whalen holds no options that are not exercisable within 60 days of November 6, 2014.

(14)	Includes 30,000 shares issuable upon the exercise of options that are immediately exercisable. Excludes 2,500 shares of deferred stock that will not vest within 60 days of November 6, 2014. Mr. Finlayson holds no options that are not exercisable within 60 days of November 6, 2014.

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SHAREHOLDER PROPOSALS FOR 2015

Stockholder proposals, including Director nominations, intended for inclusion in the Company’s proxy statement for its 2015 annual general meeting (expected to be held on or about June 2, 2015) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be directed to the Secretary, Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016, and must have been received on or before December 23, 2014 so that they may be considered by the Company for inclusion in its proxy statement relating to that meeting. Stockholder proposals to be considered at the 2015 meeting and intended for inclusion under the Company’s Bylaws must be directed to the Secretary not earlier than February 3, 2015 and not later than March 5, 2015 and are subject to the requirements set forth in our Bylaws.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Company. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet and in person.

The expenses of preparing, printing and distributing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and the Company will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

The Company has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a fee of $5,500, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Alliance Advisors LLC against certain claims.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that we filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, we incorporate by reference the following filing:

•	The Company’s 2014 Annual Report on Form 10-K, filed on March 17, 2014;

•	The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, as filed on May 15, 2014 and August 13, 2014, respectively; and

•	The Company’s Current Reports on Form 8-K as filed on June 4, 2014 and October 21, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

Arnold S. Graber

Executive Vice President, General Counsel and Secretary

Cranford, New Jersey

November [__], 2014

If you have any questions or require any assistance in voting your shares, please call:

 Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(855) 973-0093
Banks and Brokers Call: (973) 873-7721

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Exhibit A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND REASONABLY SATISFACTORY TO THE COMPANY (PROVIDED THAT SCHULTE ROTH & ZABEL LLP SHALL BE DEEMED REASONABLY SATISFACTORY TO THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

PURSUANT TO THE TERMS OF SECTION 2(e) OF THIS WARRANT and the fee letter referenced in the financing agreement (as defined herein), THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE reduced in the event all or any portion of the additional fee payable under the fee letter has been paid and therefore may be LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

METALICO, INC.

Warrant To Purchase Common Stock

Warrant No.: 2014-1

Number of Shares of Common Stock:_3,810,146_

Date of Issuance: October 21, 2014 ("Issuance Date")

Metalico, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TPG SPECIALTY LENDING, INC., the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date that is the earlier of (i) the Stockholder Approval Date (as defined in the Subscription Agreement (as defined below)) and (ii) the date that is seventy-five (75) days after the Subscription Date (as defined below) (the "Initial Exercisability Date"), but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), three million eight hundred ten thousand one hundred forty-six (3,810,146) fully paid nonassessable shares of Common Stock, subject to adjustment as provided herein (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this "Warrant"), shall have the meanings set forth in Section 17. This Warrant is one of the Warrants to purchase Common Stock (the "Warrants") issued pursuant to Section 1 of that certain Subscription Agreement, dated as of October 21, 2014 (the "Subscription Date"), by and among the Company and the investors (the "Subscribers") referred to therein (the "Subscription Agreement"). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Subscription Agreement.

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1.                  EXERCISE OF WARRANT.

(a)    Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Initial Exercisability Date, in whole or in part, by (i) delivery of a written notice to the Company no later than 6:00 P.M., New York time, on any Trading Day, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash by wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder unless after giving effect to such issuance, no additional Warrant Shares shall be issuable hereunder. Notwithstanding the preceding sentence, in the event that this Warrant has been exercised for less than all Warrant Shares available hereunder and the original Warrant has not been delivered to the Company, the Company’s records of Warrant exercises shall govern absent manifest error. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. No later than 5:00 P.M., New York time, on the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer agent (the "Transfer Agent"). No later than 3:00 P.M., New York time on the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to 6:00 P.M., New York time the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Exercise Price has not been delivered by such time, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Exercise Price (or notice of a Cashless Exercise) is delivered in accordance with the terms hereof), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or, if exercised with Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Holder, credit the aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or if the Warrant Shares are not subject to an effective resale registration statement in favor of the Holder or, if exercised via Cashless Exercise, at a time when Rule 144 would not be exercisable for immediate resale of the Warrant Shares by the Holder, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any. Upon delivery of the Exercise Notice and so long as the Holder delivers the Aggregate Purchase Price, (unless exercised via Cashless Exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after surrender by the Holder of this Warrant to the Company and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant except for any transfer taxes payable in the event that the Warrant Shares are issued to any Person other than the Holder or its nominee, which taxes shall be the responsibility of the Holder. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination.

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(b)   Exercise Price. For purposes of this Warrant, "Exercise Price" means $0.9186, subject to adjustment as provided herein.

(c)    Company's Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to comply with the delivery requirements of Section 1(a), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Date and until delivery of such shares an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the Company could have issued such shares of Common stock to the Holder without violating Section 1(a), and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the Company shall have no obligation to make any payment set forth this Section 1(c) with respect to such voided Exercise Notice. In addition to the foregoing, if on or after such failure the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request which shall be made no later than 6:00 P.M., New York time, on the date on which the Buy-In occurs and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other reasonable out of pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder's balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder's balance account with DTC, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price of the Common Stock on the date of exercise. Nothing shall limit the Holder's right to pursue any equitable remedies available to it hereunder, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

(d)   Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the arithmetic average of the Closing Sale Prices of the Common Stock for the five (5) consecutive Trading Days ending on the date immediately preceding the date on which the Exercise Notice is deemed to be given hereunder.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

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For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued to the Holder pursuant to the Subscription Agreement.

(e)    Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f)    Limitations on Exercise.

(i) Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the "SEC"), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (as determined pursuant to either clause (x), (y) or (z), the "Reported Outstanding Share Number"). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the "Reduction Shares") and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder given on or prior to 6:00 P.M., New York time, the Company shall within one (1) Business Day thereafter confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by

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which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the Company and the Holder intend that the purpose of this Section 1(f) is that the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant and the Holder shall not have the right to receive upon exercise of this Warrant any shares of Common Stock if the issuance of such shares of Common Stock combined with the issuance of such shares of Common Stock issuable pursuant to the Exchange Agreement dated as of the date hereof by and among the Company and the investors named therein (the “Exchange Agreement”) and the New Series Notes (as defined in the Exchange Agreement and together with the shares issuable under the Exchange Agreement, the “Other Securities”) would exceed 9,645,043 shares of Common Stock (which is less than 20% of 48,225,219 shares of Common Stock outstanding on the date hereof) (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Eligible Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, (x) at any time during the Additional Common Shares Measurement Period (as defined in the Exchange Agreement), the Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant and the Holder shall not have the right to receive upon exercise of this Warrant any shares of Commons Stock and (y) at any time after the Additional Common Shares Measurement Period, no Holder shall be issued in the aggregate, upon exercise of any Warrants, shares of Common Stock in an amount greater than the product of (A) 20% of the Remaining Exchange Cap (as defined in the Exchange Agreement) multiplied by (B) a fraction, the numerator of which is the total number of shares of Common Stock underlying the Warrants issued to such Holder pursuant to the Subscription Agreement on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the Warrants issued to the Subscribers pursuant to the Subscription Agreement on the Issuance Date, taking into account, for purposes of recalculating such pro rata portion, all other shares of Common Stock issuable pursuant to the Other Securities (with respect to each Holder, the "Exchange Cap Allocation"). In the event that any Holder shall sell or otherwise transfer any of such Holder's Warrants, the transferee shall be allocated a pro rata portion of such Holder's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Warrants shall exercise all of such holder's Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Warrants then held by each such holder. In the event that the Company is prohibited on or after the Shareholder Meeting Deadline (as defined in the Subscription Agreement) from issuing any

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Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii), then unless the Holder elects to void such exercise, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable attempted exercise, cash in an amount equal to the product of (i) the quotient determined by dividing (x) the number of Warrant Shares that the Company is unable to deliver pursuant to this Section 1(f)(ii), by (y) the total number of Warrant Shares issuable upon exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant) and (ii) the Black Scholes Value; provided, that (x) references to "the day immediately following the public announcement of the applicable Fundamental Transaction" in the definition of "Black Scholes Value" shall instead refer to "the date the Holder exercises this Warrant and the Company cannot deliver the required number of Warrant Shares because of the Exchange Cap" and (y) clause (iii) of the definition of "Black Scholes Value" shall instead refer to "the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the date of the applicable date of the exercise and the date that the Company makes the applicable cash payment."

(g)   Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding (the "Required Reserve Amount" and the failure to have such sufficient number of authorized and unreserved shares of Common Stock, an "Authorized Share Failure"), then the Company shall immediately use its reasonable best efforts to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy five (75) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is authorized to and is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that upon any exercise of this Warrant, the Company does not have sufficient authorized shares to deliver in satisfaction of such exercise, then unless the Holder elects to void such attempted exercise, in lieu of such issuances and in full satisfaction of its obligations to issue Common Stock upon such exercise, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable attempted exercise, cash in an amount equal to the product of (i) the quotient determined by dividing (x) the number of Warrant Shares that the Company is unable to deliver pursuant to this Section 1(g), by (y) the total number of Warrant Shares issuable upon exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant) and (ii) the Black Scholes Value; provided, that (x) references to "the day immediately following the public announcement of the applicable Fundamental Transaction" in the definition of "Black Scholes Value" shall instead refer to "the date the Holder exercises this Warrant and the Company cannot deliver the required number of Warrant Shares because of an Authorized Share Failure" and (y) clause (iii) of the definition of "Black Scholes Value" shall instead refer to "the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the date of the applicable date of exercise and the date that the Company makes the applicable cash payment."

2.      ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)    Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to either:

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(I) $1.00 (as adjusted for any stock dividend, stock split, stock consolidation, reclassification or similar transaction occurring after the Subscription Date); or

(II) the price at which Common Stock is issued or sold or deemed sold or issued if such issuance or sale or deemed issuance or sale is not an arms' length transaction, including any issuance or sale or deemed issuance or sale to any officer, director or Affiliate of the Company (each of the foregoing, a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced (but in no event increased) to an amount equal to the product of (A) the Exercise Price and (B) a fraction, (1) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale or deemed issuance or sale and (y) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such shares of Common Stock so issued or sold or deemed issued or sold would purchase at the greatest of (i) the Exercise Price, (ii) $1.00 (as adjusted for any stock dividend, stock split, stock consolidation, reclassification or similar transaction occurring after the Subscription Date) or (iii) the arithmetic average of the Weighted Average Price of the Common Stock for the five (5) consecutive Trading Days immediately preceding the applicable Dilutive Issuance (the "Market Price") and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale or deemed issuance or sale, provided that, for the purposes of this Section 2(a), (x) immediately after such issuance or sale or deemed issuance or sale, such shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares issuable immediately prior to the applicable Dilutive Issuance shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price then in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

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(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities other than an issuance or sale covered in clause (i) above and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the price of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence (other than as a result of stock splits, reverse stock splits, stock dividends , then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company (before discounts, commissions and offering expenses) less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration other than cash received therefor will be deemed to be the net amount received by the Company therefor (before discounts, commissions and offering expenses). If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration (as determined in good faith by the Board of Directors of the Company), except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt by the Company. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined in good faith jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

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(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, provided such dividends or distributions are actually paid or such grant is actually made.

(vi) Readjustments. In the event the Exercise Price has been adjusted pursuant to this Section 2(a) and the Dilutive Issuance that triggered such adjustment does not occur, is not consummated, is unwound or is cancelled after the facts for any reason whatsoever, the Exercise Price shall be readjusted to the Exercise Price that would have been in effect if such Dilutive Issuance had not occurred or been consummated.

(b)   Adjustment Upon Subdivision or Combination of Shares of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reclassification, recapitalization, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or other event will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)   Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

(d)   Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(e)   Adjustment for Payment of Additional Fee. If at any time the Company pays in cash any portion of the Additional Fee to the Holder (or its Affiliate) pursuant to the Fee Letter (as defined in the Financing Agreement), then the number of Warrant Shares shall automatically as of the date of such payment be reduced (but not below zero) by a number of shares equal to the quotient determined by dividing the (i) amount of the Additional Fee paid by the Company in cash, by (ii) the initial Exercise Price.

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3.                  RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder's right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4.      PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)    Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until the earlier of (i) the expiration of such Purchase Rights and (ii) such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b)   Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and, in the event of a Fundamental Transaction is one in which the Successor Entity is a publicly traded corporation whose stock is quoted or listed on an Eligible Market such that the Warrant shall be exercisable for the publicly traded stock of such Successor Entity, the other Transaction Documents in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and agrees to issue to each holder of the Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for

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the purpose of protecting the economic value of this Warrant immediately prior to the occurrence or consummation of such Fundamental Transaction). Any security issuable or potentially issuable to the Holder pursuant to the terms of this Warrant on the consummation of a Fundamental Transaction shall be registered and freely tradable by the Holder without any restriction or limitation or the requirement to be subject to any holding period pursuant to any applicable securities laws if any securities issued to any other equity holder of the Company are registered on Form S-4 or any successor form. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, the Holder will thereafter have the right to receive upon exercise of this Warrant at any time after the occurrence or consummation of the Corporate Event, shares of Common Stock or Successor Capital Stock or, if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Corporate Event (but not in lieu of such items still issuable under Sections 3 and 4(a), which shall continue to be receivable on the Common Stock or on the such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had this Warrant been exercised immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. The provisions of this Section 4(b) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.

(c)     Notwithstanding the foregoing, in the event of Fundamental Transaction, other than one in which the Successor Entity is a publicly traded corporation whose stock is quoted or listed on an Eligible Market assumes this Warrant such that the Warrant shall be exercisable for the publicly traded stock of such Successor Entity, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction.

5.      NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall use its reasonable best efforts to assure that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, comply with the requirements of Section 1(g).

6.      WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, to the extent not available on the SEC’s EDGAR System contemporaneously with the information give to the Company or stockholder, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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7.      REISSUANCE OF WARRANTS.

(a)   Transfer of Warrant. If this Warrant is to be transferred, the Holder shall give written notice to the Company and surrender this Warrant and the payment of any required transfer taxes to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)   Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then issuable pursuant to this Warrant.

(c)    Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then issuable pursuant to this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional Warrant Shares shall be given.

(d)   Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then issuable pursuant to this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock issuable pursuant to the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.      NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 6.3 of the Subscription Agreement. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.     AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders.

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10.  GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the Company and, by its acceptance of this Warrant, the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the Company and, by its acceptance of this Warrant, the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company or the Holder at the address set forth in Section 6.3 of the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE OF THIS WARRANT, THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.  CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Subscribers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12.  DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.  REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. To the extent permitted by applicable law. the remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein, except as otherwise explicitly provided, shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14.  TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company subject to compliance with applicable securities laws.

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15.  SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16.  DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries (as defined in the Subscription Agreement), the Company shall indicate to such Holder contemporaneously with delivery of such notice whether such notice constitutes material nonpublic information relating to the Company or its Subsidiaries, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

17.  CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)    "1933 Act" means the Securities Act of 1933, as amended.

(b)   "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)    "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Holder's and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(d)   "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant for services provided to the Company; provided that issuances to consultants shall be in an immaterial amount in the aggregate.

(e)    "Black Scholes Value" means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the "OV" function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated, (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in the Fundamental Transaction, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

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(f)    "Bloomberg" means Bloomberg Financial Markets.

(g)   "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h)   "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(i)     "Common Stock" means (i) the Company's shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(j)     "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(k)   "Eligible Market" means the Principal Market, The New York Stock Exchange, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.

(l)     "Excluded Securities" means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan, (ii) upon exercise of the Warrants, (iii) in connection with the shares of Common Stock issued to the holders of the Existing Convertible Notes (as defined in the Financing Agreement) on the Subscription Date and (iv) upon exercise of any Options or Convertible Securities which are outstanding as of the Subscription Date, including the Convertible Notes issued to the Existing Convertible Holders on the Subscription Date but excluding any Common Stock issuable in connection with an "Alternate Conversion" under the Convertible Notes issued to the Existing Convertible Noteholders; provided, that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date to decrease the exercise, exchange or conversion price therefor or the number of shares of Common Stock issuable upon exercise, conversion or exchange thereof or to extend their respective terms.

(m) "Expiration Date" means the 10-year anniversary of the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday.

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(n)   "Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(o)   "Group" means a "group" as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(p)   "Option Value" means the value of an Option based on the Black and Scholes Option Pricing model obtained from the "OV" function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the issuance of the applicable Option, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

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(q)   "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(r)     "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common shares or common stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(s)    "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(t)     "Principal Market" means the NYSE MKT LLC.

(u)   "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of the Subscription Date by and among the Company and the Subscribers.

(v)   "Required Holders" means the holders of the Warrants representing at least a majority of the shares of Common Stock underlying the Warrants then outstanding.

(w) "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(x)   "Successor Entity" means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(y)   "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

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(z)    "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

METALICO, INC.

By:	/s/ Carlos E. Aguero
Name:	Carlos E. Aguero
Title:	President

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

 WARRANT TO PURCHASE COMMON STOCK

METALICO, inc.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Metalico, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a "Cash Exercise" with respect to _________________ Warrant Shares; and/or

____________ a "Cashless Exercise" with respect to _______________ Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Corporate Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the terms of the Warrant.

METALICO, INC.

By:
Name:
Title:

Exhibit B

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”), dated as of October 21, 2014, by and among Metalico, Inc., a Delaware corporation with headquarters located at 186 North Avenue East, Cranford, New Jersey 07016 (the ”Company”), and [●] (the “Investor”). For purposes of this Agreement, the term Investor shall include any “affiliate” (as defined below) or any related entity or person of such Investor.

WHEREAS:

A.

The Investor and certain other investors (the “Other Investors”, and collectively with the Investor, the “Investors”) are holders of the Company’s 7.0% Senior Convertible Notes due 2028 (the “Original Series Notes”) originally issued pursuant to that certain Securities Purchase Agreement, dated as of April 23, 2008 (the “Securities Purchase Agreement”), pursuant to which such Original Series Notes are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

B.

The Company has authorized the following new series’ of senior unsecured convertible notes of the Company: (i) Series A Convertible Notes in the form attached hereto as Exhibit A (the “Series A Notes”), (ii) Series B Convertible Notes in the form attached hereto as Exhibit B (the “Series B Notes”), and (iii) Series C Convertible Notes in the form attached hereto as Exhibit C (the “Series C Notes”).

C.

The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below and in accordance with the terms hereof, the Investor shall exchange (the “Exchange”) all of the aggregate principal amount of the Investor’s Original Series Notes and accrued and unpaid interest thereon, which amount is set forth opposite the Investor’s name in column (3) of the Schedule of Investors attached hereto (the “Exchanged Original Series Note Amount”) with the Company for:

(i)

(A) Series A Notes in the amount specifically set forth opposite the Investor’s name in column (4) of the Schedule of Investors attached hereto; (B) Series B Notes in the amount specifically set forth opposite the Investor’s name in column (5) of the Schedule of Investors attached hereto; and (C) Series C Notes in the amount specifically set forth opposite the Investor’s name in column (6) of the Schedule of Investors attached hereto (such Series A Notes, Series B Notes and Series C Notes to be issued to the Investor pursuant to this Agreement, collectively, the “New Series Notes”, and which such New Series Notes are convertible into shares (“Conversion Shares”) of Common Stock); and

(ii)

the right to such number of shares of Additional Common Shares (as defined below) pursuant to, and in accordance with, the terms and conditions of Section 3(j) hereof.

D.

The exchange of any of the Original Series Notes of the Investor for the New Series Notes, the Conversion Shares and the right to the Additional Common Shares) pursuant to, and in accordance with, the terms and conditions of Section 3(j) hereof, is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

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E.

Concurrently herewith the Other Investors are also (i) entering into agreements (the “Other Agreements”) identical to this Agreement (other than proportional changes (the “Proportionate Changes”) in the numbers reflecting the different principal amount of the Investor’s Original Series Notes being exchanged pursuant thereto) with the Company, and (ii) surrendering all of each such Investor’s aggregate principal of Original Series Notes and accrued and unpaid interest thereon as specifically set forth opposite such Investor’s name in column (3) of the Schedule of Investors attached hereto (which amount, together with all other Investors’ respective Exchanged Original Series Note Amounts, assuming the Closing (as defined below) occurs, equals $14,726,814.49 in aggregate principal amount of the Original Series Notes and accrued and unpaid interest thereon) in exchange for Series A Notes, Series B Notes, Series C Notes and the right to the Additional Common Shares) pursuant to, and in accordance with, the terms and conditions of Section 3(j) hereof.

F.

The Additional Common Shares, New Series Notes and Conversion Shares are collectively referred to herein as the “Securities”.

G.

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the New Series Notes.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, agreements and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, hereby agree as follows:

1.	Exchange OF ORIGINAL SERIES NOTES and Delivery of the NEW SERIES Notes.

(a)

Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, at the Closing, the principal amount of the Investor’s Original Series Notes shall be reduced to Zero Dollars ($0) and the Company shall execute and deliver to the Investor the New Series Notes as is set forth opposite the Investor’s name in columns (4), (5) and (6) of the Schedule of Investors attached hereto.

(b)

Closing Date. The date and time of the closing of the Exchange (the “Closing”) shall be 10:00 a.m., New York time, on the date hereof (the “Closing Date”), subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6(a) and 7(a) below (or such earlier or later date and time as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York 10020.

2.	REPRESENTATIONS, WARRANTIES and covenants of the investor

The Investor represents and warrants, with respect to only itself, as of the date hereof (except for those representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), that:

(a)

Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and constitutes the legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(b)

No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

(c)

No Consents. The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents (as defined below), in each case in accordance with the terms hereof or thereof.

(d)

Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(e)

Reliance on Exemptions. The Investor understands that the Additional Common Shares, the New Series Notes and the Conversion Shares (upon issuance thereof) are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire such Securities.

(f)

Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the issuance of the Securities which have been requested by such Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. The Investor has independently evaluated the merits of its decision to acquire the Securities pursuant to this Agreement, and such Investor confirms that it has not relied on the advice of anyone other Investor’s business and/or legal counsel in making such decision. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the acquisition of the Securities constitutes legal, tax or investment advice. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(g)

No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(h)

Transfer or Resale. The Investor understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Investor sells, assigns or transfers such Securities which are sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, other than the Company’s obligations with respect thereto as set forth in Section 3(g) hereof. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(i)

Residency. The Investor is a resident of that jurisdiction specified below its address set forth opposite the Investor’s name in column (2) of the Schedule of Investors attached hereto.

(j)

Beneficial Ownership. The Investor hereby represents and warrants to the Company that it, together with its affiliates, (i) immediately after giving effect to the issuance of the Additional Common Shares, will not beneficially own in excess of 9.99% of the number of shares of Common Stock then outstanding, and (ii) has not and will not have beneficially owned in excess of 9.99% of the number of shares of Common Stock outstanding at any time during the ninety (90) day periods ending on (x) the date of hereof and (y) the date of the Exchange. For purposes of the foregoing sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(k)

Payment in Full and Termination of Securities Purchase Agreement. The Investor hereby acknowledges and agrees that upon the consummation of the Closing and the consummation of the transactions contemplated by this Agreement (i) the outstanding principal and interest due under the Original Series Notes held by such Investor shall have been paid in full and that no further payments, including payments of principal, interest, penalties or make whole payments, whether accrued or not, are due under the Original Series Notes and (ii) the Securities Purchase Agreement shall be terminated and shall no longer be of any force or effect; provided, however that all rights to indemnity or indemnification of the Investor under the Securities Purchase Agreement, including without limitation Section 9(k) of the Securities Purchase Agreement, will survive the termination of the Securities Purchase Agreement pursuant to the terms set forth therein without modification.

(l)

Limitations on Trading. The Investor hereby covenants and agrees that from the date hereof until the Issuance Date (as defined in Section 3(j) below), the Investor (and its affiliates and related entities and persons) shall not, on any Trading Day, sell shares of Common Stock on the Company’s Principal Market that constitute more than twenty percent (20%) of the daily trading volume of the Common Stock on such Trading Day, as reported on Bloomberg; provided, that, if on any Trading Day the market price of the Common Stock equals or exceeds $1.10, the Investor may sell shares of Common Stock on the Company’s Principal Market up to a maximum of thirty percent (30%) of the daily trading volume of the Common Stock on such Trading Day. Upon each request of the Company in connection with any Trading Day(s) from the date hereof until the Issuance Date, the Investor shall provide a trading report to the Company detailing the Investor’s trade activity in the Common Stock as well as related pricing information with respect to the particular Trading Day(s) requested; provided, that, the Company may only make one (1) such request in any five (5) Trading Day period.

(m)

Holding Period and Commissions. The Investor hereby represents that such Investor is not and has not been an “affiliate” (as defined in the 1933 Act) of the Company for at least ninety (90) days immediately prior to the date hereof, and has either (i) held all of such Investor’s Original Series Notes to be exchanged as contemplated by this Agreement for at least six (6) consecutive months immediately prior to the date hereof, or (ii) acquired such Original Series Notes from another holder (a “Prior Holder”) that was not an “affiliate” (as defined in the 1933 Act) of the Company for at least ninety (90) days immediately prior to and as of the date of such acquisition, and such Prior Holder had held such Original Series Notes for at least six (6) months prior to the date of such acquisition, or the Investor and such Prior Holder, when taken together, have held such Original Series Notes for at least six (6) consecutive months immediately prior to the date hereof. The Investor also hereby represents that, to its knowledge, no commission or other payment has been or is being paid by itself, any other Investor or the Company to any broker/dealer or investment bank in connection with the transactions contemplated by the Transaction Documents.

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(n)

General Solicitation. The Investor is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(o)

Title to Original Series Notes. The Investor hereby represents and warrants to the Company that such Investor has good and valid title to the Original Series Notes related to the Exchanged Original Series Note Amount set forth opposite the Investor’s name in column (3) of the Schedule of Investors, free and clear of all Liens (as defined in the New Series Notes). The delivery to the Company of the Original Series Notes in accordance with the terms of this Agreement will transfer to the Company ownership of such Original Series Notes free and clear of all liens.

3.	Representations, Warranties and Covenants of the Company

The Company represents and warrants to the Investor that, as of the date hereof (except for those representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date):

(a)

Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate or organizational power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations or results of operations, or condition (financial or otherwise) of the Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns a majority of the voting stock or holds a controlling equity or similar interest), taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).

(b)

Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the New Series Notes and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Series Notes and the Additional Common Shares, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the New Series Notes have been duly authorized by the Company’s Board of Directors and, except for the Stockholder Approval (as defined in Section 3(q) below), no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)

No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Series Notes and, assuming the Stockholder Approval is obtained by the Company, if required, the Additional Common Shares and the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Company’s certificate of incorporation (“Certificate of Incorporation”) or bylaws (“Bylaws”), (ii) result in a violation of any certificate of incorporation, certificate of formation, certificate of designation, bylaw or other constituent document of any of the Company’s Subsidiaries, (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iv) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of NYSE MKT applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clause (iv) above, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and subject to the receipt of listing approval by the Principal Market.

(d)

Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, other than (i) the Stockholder Approval, (ii) filings required by applicable state securities laws, (iii) the filing of any requisite notices and/or application(s) to the Principal Market for the issuance and sale of the Common Stock and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (iv) the filings required by this Agreement and (v) those that have been made or obtained prior to the date of this Agreement. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except with respect to the Stockholder Approval and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances that could reasonably be expected to prevent the Company from obtaining or effecting any of the registrations, applications or filings pursuant to the preceding sentence.

(e)

SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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(f)

No Additional Agreements. The Company represents and warrants to the Investor that, except for the Other Agreements, the terms of which (other than the Proportionate Changes) are identical to the terms of this Agreement, the Company does not have any agreement or understanding with any Person with respect to any amendment, exchange, settlement or waiver relating to the terms of, the conditions and transactions contemplated by or the securities issued under the Transaction Documents (as defined in the Securities Purchase Agreement) or the Transaction Documents (as defined herein).

(g)

Holding Period. Subject to the accuracy of the representation and warranty of the Investor set forth in Section 2(m), for the purposes of Rule 144(d), the Company acknowledges that the holding period of the Securities may be tacked onto the holding period of the Original Series Notes and the Company agrees not to take a position contrary to this Section 3(g). Subject to the accuracy of the representation and warranty of the Investor set forth in Section 2(m), the Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of the legal opinions as contemplated in Sections 7(a)(ii) hereof, necessary to issue the Securities as securities that are freely tradable on an Eligible Market (as defined below) without restriction and not containing any restrictive legend without the need for any action by the Investor. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(g).

(h)

Listing. The Company shall promptly secure the listing of all of (i) the Additional Common Shares and the Conversion Shares and (ii) any capital stock of the Company issued or issuable with respect to the Additional Common Shares and the Conversion Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (the “Listed Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) (the “Principal Market”) and shall maintain such listing of all Listed Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market or any of The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Capital Market, The NASDAQ Global Select Market or the OTC Market (each, an “Eligible Market”). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(h).

(i)

No Integration Actions. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy in respect of any security (as defined in the 1933 Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the 1933 Act of the sale to the Investor or require equityholder approval under the rules and regulations of the Principal Market and the Company will take all action that is reasonably appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market with the issuance of Securities contemplated hereby.

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(j)

Right to Additional Common Shares.

(i)

Within three (3) Business Days of the Issuance Date (as defined below), the Company shall deliver to the Investor, provided the formula set forth below yields a number greater than zero (and if such number is less than or equal to zero, the Investor shall not be entitled to any Additional Common Shares (as defined herein)), by causing DTC to credit the applicable shares of Common Stock to the account of the Investor Broker through the facilities of DTC, an additional number of shares of Common Stock (the “Additional Common Shares”) equal to (A) the quotient obtained by dividing (x) the product obtained by multiplying (1) the Investor’s Pro Rata Portion, and (2) Ten Million Dollars ($10,000,000), and (y) 85% of the volume weighted average of the Weighted Average Prices (as defined in the New Series Notes) of the Common Stock during the Additional Common Shares Measurement Period (as defined below), less (B) such number of shares of Common Stock as specifically set forth opposite the Investor’s name in column (7) of the Schedule of Investors attached hereto; provided, that, to the extent the Company is not able to issue the Additional Common Shares in compliance with the rules of the Principal Market, within ten (10) days of the Issuance Date and in lieu of issuing such Additional Common Shares, the Company shall increase the outstanding principal amount of the Series B Notes held by such Investor, or, to the extent no principal amounts are then outstanding under the Series B Notes, the Company shall increase the outstanding principal amount of the Series A Notes held by such Investor, in either case by an amount equal to the product of (1) the Additional Common Shares and (2) the volume weighted average of the Weighted Average Prices (as defined in the New Series Notes) of the Common Stock during the Additional Common Shares Measurement Period (as defined below). For purposes of this Agreement, the “Issuance Date” shall mean the forty-first (41st) Trading Day immediately following the Closing Date, and the “Additional Common Shares Measurement Period” shall mean the period consisting of each of the forty (40) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Closing Date.

(ii)

Notwithstanding the foregoing, the Company shall not affect the delivery of any Additional Common Shares to the extent that immediately after giving effect to such delivery, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such delivery. For purposes of the foregoing, beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of this Section, in determining the number of outstanding shares of Common Stock, the Investor may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Investor, the Company shall within one (1) Business Day confirm orally and in writing to the Investor the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Investor since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(k)

Principal Market Regulation. The Company shall not be obligated to issue any (a) Additional Common Shares, Conversion Shares or any other shares of Common Stock pursuant to this Agreement and/or the New Series Notes or (b) shares of Common Stock underlying warrants (the “Warrant Shares”) issued to TPG Specialty Lending, Inc. or an affiliate thereof (“TPG”) on about the Closing Date (the “Warrants”) if the aggregate issuance of such Securities and the Warrant Shares would exceed 9,645,043 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) (which is less than 20% of 48,225,219 shares of Common Stock outstanding on the date hereof (the “Exchange Cap”)), except that such limitation shall not apply in the event that the Company obtains the Stockholder Approval (as defined below).  Until such Stockholder Approval is obtained, each Investor shall not be issued Additional Common Shares, Conversion Shares or any other shares of Common Stock pursuant to this Agreement and/or the New Series Notes and TPG shall not be issued any Warrant Shares or other shares of Common Stock, except in such amounts and at such times in compliance with the following: (i) during the Additional Common Shares Measurement Period, (x) each Investor shall be entitled to receive Additional Common Shares in an amount, in the aggregate, not to exceed such Investor’s Pro Rata Portion (as defined below) of the Exchange Cap and (y) no other shares of Common Stock shall be issuable or issued hereunder or pursuant to the New Notes to any Investor and no Warrant Shares or other shares of Common Stock shall be issuable to TPG pursuant to the Warrants and (ii) at any time after the Additional Common Shares Measurement Period, to the extent the Company has not issued (or is not required to issue (without regard to any limitation on issuance hereunder other than as required by this Section 3(k))) an aggregate number of Additional Common Shares (or related Reserved Shares (as defined below)) in excess of the Exchange Cap, such remaining available shares of Common Stock to be issued under the Exchange Cap (the “Remaining Exchange Cap”) shall be allocated as follows: (x) TPG shall be entitled to receive upon exercise of the Warrants up to an aggregate number of Warrant Shares equal to 20% of the Remaining Exchange Cap and (y) each Investor shall be entitled to receive (in addition to any Additional Common Shares (or related Reserved Shares), if any, then issuable to such Investor) with respect to any Conversion Shares or other shares of Common Stock issuable pursuant to the New Series Notes or otherwise hereunder, up to such aggregate additional number of shares of Common Stock equal to such Investors Pro Rata Portion of 80% of the Remaining Exchange Cap.  For purposes of this Agreement, “Pro Rata Portion” shall mean the quotient obtained by dividing (x) the Exchanged Original Series Note Amount of such Investor by (y) the total outstanding principal balance of the Original Series Notes held by all Investors as of the date of this Agreement.

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(l)

Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (y) 100,000,000 shares of Common Stock, of which immediately prior to the Closing, 48,222,719 shares are issued and outstanding, 4,822,272 shares are reserved for issuance pursuant to the Company’s employee incentive plan and other options and warrants outstanding, and no shares are reserved for issuance pursuant to any other securities (other than the New Series Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (z) 10,000,000 shares of preferred stock, par value $0.001 per share, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. No shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (iii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(m)

Indebtedness and Other Contracts. Except as disclosed in the Company’s most recent Form 10-Q, neither the Company nor any of its Subsidiaries has any outstanding material Indebtedness (as defined below). For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

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(n)

Absence of Litigation. Except as set forth in the Company’s latest Form 10-Q, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of its Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o)

Except for the Indebtedness pursuant to the TPG Agreement (as defined in the New Series Notes), no Indebtedness of the Company is senior to the New Series Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(p)

Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(q)

Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be called and held no later than December 20, 2014 (the “Stockholder Meeting Deadline”), a proxy statement, in a form reasonably acceptable to the Investor, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of the proposal (the “Proposal”) providing for the issuance of all of the Securities as described in this Agreement and the Warrant Shares in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”) and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of the Proposal and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Proposal. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause additional special meetings of stockholders to be held thereafter until Stockholder Approval is obtained; provided, that in no event shall the Company be obligated to hold more than two (2) special meetings and its regular annual meeting in any given calendar twelve (12) month period. Notwithstanding the foregoing, the Stockholder Meeting Deadline shall be extended in the event the Company receives comments from the SEC and is using its reasonable efforts to obtain clearance from the SEC.

(r)

Issuance of Securities. Upon issuance in accordance with the terms of the Transaction Documents, the New Series Notes and Additional Common Shares shall be free from all taxes, liens and charges with respect to the issue thereof. As of the Closing Date, a sufficient number of shares of Common Stock shall have been duly authorized and reserved for issuance upon conversion of the New Series Notes. Upon conversion in accordance with the New Series Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(s)

Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

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(t)

Acknowledgement Regarding Investor’s Trading Activity. The Company understands and acknowledges (i) that the Investor has not been asked by the Company or its Subsidiaries to agree, nor has the Investor agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that the Investor, and counterparties in “derivative” transactions to which such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that the Investor shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (a) the Investor may, in compliance with applicable law, engage in hedging and/or trading activities at various times during the period that the Securities are outstanding and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any of the documents executed in connection herewith. The Company is not aware of any of the aforementioned hedging and/or trading activities of the Investor. The Company may not be informed of, and will not monitor, any such aforementioned hedging and/or trading activities by the Investor in the future.

(u)

U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor’s request.

(v)

Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(w)

Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, other than the terms of the transactions contemplated hereby. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2 hereto.

(x)

Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. Unless otherwise required by law, the pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Sections 2(h) and 2(l) of this Agreement; provided, that an Investor and its pledgee shall be required to comply with the provisions of Sections 2(h) and 2(l) of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee.

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(y)

Restriction on Redemption and Cash Dividends. So long as any New Series Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the holders of the New Series Notes representing not less than a majority of the aggregate principal amount of the then outstanding New Series Notes.

(z)

Additional Notes; Variable Securities; Dilutive Issuances. So long as any Investor beneficially owns any Securities, the Company will not issue any New Series Notes (other than to the Investors as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the New Series Notes. Unless (i) any New Series Notes remain outstanding and (ii) the Stockholder Approval has not been obtained, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the New Series Notes) with respect to the Common Stock into which any New Series Note is convertible. This provision shall not prohibit the Company from issuing or selling any securities that contain customary anti-dilutive provisions.

(aa)

Corporate Existence. So long as the Investor beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the New Series Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the New Series Notes.

(bb)

Additional Issuances of Securities.

(i)

For purposes of this Section 3(bb), the following definitions shall apply.

(1) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(2) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(3) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(ii)

Except with respect to Excluded Securities (as defined in the New Series Notes), from the date hereof until the date the Company obtains the Stockholder Approval (the “Trigger Date”), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents, at a price per share of Common Stock less than $0.9904 (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

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(iii)

The Company will not take any action, directly or indirectly, if such action would prohibit the issuance of any Common Stock or any Right (as defined below) to receive Reserved Shares (as defined below) (whether due to the Exchange Cap (as defined in the New Series Notes) or otherwise.

4.	Right to Issue Shares

(a)

General. If at any time the Company shall be required hereunder or pursuant to the New Series Notes to issue shares of Common Stock to the Investor, but the issuance of such shares of Common Stock would violate Section 3(j)(ii) hereof or Section 3(d) of the New Series Notes, in lieu of issuing such shares of Common Stock to the Investor, the Company shall issue a right (each, a “Right”) to receive shares of Common Stock (the “Reserved Shares”) to the Investor, which shall have such terms and conditions as set forth in this Section 4. The Company and the Investor hereby agree that no additional consideration is payable in connection with the issuance of the Right or the exercise of the Right.

(b)

Exercise of Right of Issuance of Shares. Subject to the terms hereof including Section 3(j), the exercise of the Right may be made, in whole or in part, at any time or times on or after the date hereof by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Investor at the address of the Investor appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Issuance Form annexed hereto as Exhibit F. Partial exercises of the Right resulting in issuances of a portion of the total number of Reserved Shares available thereunder shall have the effect of lowering the outstanding number of Reserved Shares purchasable thereunder in an amount equal to the applicable number of Reserved Shares issued. The Investor and the Company shall maintain records showing the number of Reserved Shares issued and the date of such issuances. The Company shall deliver any objection to any Notice of Issuance Form within two (2) Business Days of receipt of such notice. The Investor acknowledges and agrees that, by reason of the provisions of this paragraph, following each exercise of the Rights issued hereunder and the issuance of a portion of the Reserved Shares pursuant thereto, the number of Reserved Shares available for issuance pursuant to the Rights issued hereunder at any given time may be less than the amount stated in the recitals hereof.

(c)

Delivery of Certificates. Certificates for the Reserved Shares issued hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Reserved Shares to or resale of the Reserved Shares by the Investor or (B) the Reserved Shares are eligible for resale by the Investor without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Investor in the Notice of Issuance by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Issuance (such date, the “Share Delivery Date”). The Reserved Shares shall be deemed to have been issued, and Investor or any other person so designated to be named therein shall be deemed to have become an Investor of record of such shares for all purposes, as of the date the Right has been exercised.

(d)

Charges, Taxes and Expenses. Issuance of certificates for Reserved Shares shall be made without charge to the Investor for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Investor. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Issuance.

(e)

Authorized Shares. The Company covenants that, during the period the Right is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Reserved Shares upon the exercise of the Right. The Company further covenants that its issuance of the Right shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Reserved Shares upon the due exercise of the Right. Subject to the receipt of Stockholder Approval, the Company will take all such reasonable action as may be necessary to assure that such Reserved Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Reserved Shares which may be issued upon the exercise of the Right represented by this Agreement will, upon exercise of the Right, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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(f)

Impairment. Except and to the extent as waived or consented to by the Investor, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith reasonably assist in the carrying out of all such terms and in the taking of all such actions as may be reasonably necessary or appropriate to protect the rights of the Investor as set forth in this Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Reserved Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, and (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Reserved Shares upon the exercise of the Right.

(g)

Authorizations. Before taking any action which would result in an adjustment in the number of Reserved Shares for which the Right provides for, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(h)

Investor’s Limitations. The Investor shall not have the right to exercise any portion of the Right, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Issuance, the Investor (together with the Investor’s Affiliates, and any other Persons acting as a group together with the Investor or any of the Investor’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Investor and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of the Right with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of the Right beneficially owned by the Investor or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Investor or any of its Affiliates. The Company shall not be liable for any instruction received by the Investor. Except as set forth in the preceding sentence, for purposes of this Section 4(h), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Investor that the Company is not representing to the Investor that such calculation is in compliance with Section 13(d) of the Exchange Act and the Investor is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4(h) applies, the determination of whether the Right is exercisable (in relation to other securities owned by the Investor together with any Affiliates) and of which portion of the Right is exercisable shall be in the sole discretion of the Investor, and the submission of a Notice of Issuance shall be deemed to be the Investor’s determination of whether the Right is exercisable (in relation to other securities owned by the Investor together with any Affiliates) and of which portion of the Right is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined by the Investor in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(h), in determining the number of outstanding shares of Common Stock, the Investor may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Investor, the Company shall within two Trading Days confirm orally and in writing to the Investor the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Right, by the Investor or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Right. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(h) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Investor of this Agreement.

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(i)

Tacking and Acknowledgement. The Company acknowledges and represents to the Investor that, as of the date hereof, the holding period of the Reserved Shares may be tacked onto the holding period of the New Series Notes for purposes of Rule 144 under the Securities Act and such holding period has not been changed, reset, recommenced or otherwise affected by the transactions described in this Agreement. The Company will provide an opinion of its counsel if required by the Company’s transfer agent confirming the commencement date of such Rule 144 holding period and will provide at its own cost and expense such other opinions of its counsel and representations as may be required or necessary in the future in connection with resales of the Reserved Shares.

(j)

Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of the Right, pursuant to the terms hereof.

(k)

Stock Dividends and Splits. If the Company, at any time while the Right exists: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the number of Reserved Shares issuable upon exercise of the Right shall be proportionately adjusted. Any adjustment made pursuant to this Section 4(k) shall become effective immediately upon the record date for the determination of stockholders entitled to receive such dividend or distribution (provided that if the declaration of such dividend or distribution is rescinded or otherwise cancelled, then such adjustment shall be reversed upon notice to the Investor of the termination of such proposed declaration or distribution as to any unexercised portion of the Right at the time of such rescission or cancellation) and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(l)

Compensation for Buy-In on Failure to Timely Deliver Certificates. In addition to any other rights available to the Investor, if the Company fails to cause the Transfer Agent to transmit to the Investor a certificate or the certificates representing the Reserved Shares pursuant to an exercise on or before the Share Delivery Date, and if after such date and prior to the delivery of such certificate or certificates the Investor is required by its broker to purchase (in an open market transaction or otherwise) or the Investor’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Investor of the Reserved Shares which the Investor anticipated receiving upon such exercise (a “Buy-In”), then the Company shall within three (3) Trading Days after the Investor’s request and in the Investor’s discretion, either (x) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (y) promptly honor its obligation to deliver to the Investor a certificate or certificates representing such Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (I) such number of shares of Common Stock, times (II) the Closing Bid Price on the Conversion Date.

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(m)

Subsequent Rights Offerings. If Section 4(k) above does not apply, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Investor will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Investor could have acquired if the Investor had held the number of shares of Common Stock acquirable upon complete exercise of the Right (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record Investors of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Investor’s right to participate in any such Purchase Right would result in the Investor exceeding the Beneficial Ownership Limitation, then the Investor shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Investor until such time, if ever, as its right thereto would not result in the Investor exceeding the Beneficial Ownership Limitation).

(n)

Fundamental Transaction. If, at any time while the Right remains outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which Investors of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the Investors of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of the Right, the Investor shall have the right to receive, for each Reserved Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Investor (without regard to any limitation in Section 4(h) on the exercise of the Right), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of one share of Common Stock. Upon the occurrence of any such Fundamental Transaction, any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Agreement and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Agreement and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(o)

Notice to Allow Exercise of Right. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all Investors of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Investor at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the Investors of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that Investors of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Investor shall remain entitled to exercise the Right during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(p)

No Rights as Stockholder Until Exercise. Each Right does not entitle the Investor to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof.

(q)

Transferability. Subject to compliance with any applicable securities laws, the Right and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon written assignment substantially in the form attached hereto duly executed by the Investor or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer of this Agreement delivered to the principal office of the Company or its designated agent. The Right, if properly assigned in accordance herewith, may be exercised by a new Investor for the issue of Reserved Shares without having a new agreement executed.

5.	FEES AND EXPENSES

Except as otherwise set forth in this Agreement or the other Transaction Documents, the Company shall pay all actual and reasonably documented fees and expenses of the Investor’s advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement on or prior to the Closing Date.

6.	CONDITIONS TO ComPANY’S OBLIGATIONs hereunder

(a)

Closing. The obligations of the Company to the Investor hereunder at the Closing are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(i)

The Investor shall have executed this Agreement and delivered the same to the Company.

(ii)

The Investor shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

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7.	CONDITIONS TO THE INVESTOR’S OBLIGATIONs hereunder.

(a)

Closing. The obligations of the Investor hereunder at the Closing are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)

The Company shall have duly executed and delivered this Agreement to the Investor.

(ii)

The Investor shall have received the opinions of (i) the Company’s General Counsel and (ii) Lowenstein Sandler LLP, the Company’s outside counsel, each dated as of the Closing Date, in substantially the form of Exhibit D-1 and Exhibit D-2 attached hereto.

(iii)

The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) hereof, as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit E.

(iv)

The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby.

(v)

The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

8.	MISCELLANEOUS

(a)

Disclosure of Transactions. On or before 8:30 a.m., New York City time, on the first Business Day following the date of execution of this Agreement (or the date of execution of this Agreement, if such execution occurs prior to 8:30 a.m. on such day) (the “8-K Filing Time”), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the Transaction Documents, to the extent they are required to be filed under the 1934 Act, that have not previously been filed with the SEC by the Company (including, without limitation, this Agreement and the Other Agreements) as exhibits to such filing (including all attachments, the “8-K Filing”). The Company acknowledges and agrees that, except for the information that was contained in the 8-K Filing dated as of June 30, 2014 and the 8-K Filing, the Company has not transferred to the Investor any information that the Company believes constitutes material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents. The Company has not and shall not, and has caused and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing with the SEC dated as of June 30, 2014 and the 8-K Filing without the express written consent of the Investor. Without the prior written consent of the Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law, regulation or the Principal Market.

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(b)

Blue Sky. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)

Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE INVESTOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d)

Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided, that facsimile or .PDF signature pages shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original and not a facsimile or .PDF signature.

(e)

Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f)

Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(g)

No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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(h)

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)

No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(j)

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the New Series Notes.

(k)

Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Metalico, Inc.
186 North Avenue East
Cranford, NJ 07016
Telephone:   (908) 497-9610
Facsimile:      (908) 497-1097
Attention:     Arnold S. Graber
                       Executive Vice President and General Counsel

with a copy (for informational purposes only) to:

Lowenstein Sandler LLP
1251 Avenue of the Americas
New York, New York 10020

Telephone:    (973) 597-2476

Facsimile:       (973) 597-2477
Attention:      Steven M. Skolnick, Esq.

If to the Investor, to its address and facsimile number set forth opposite the Investor’s name in column (2) on the Schedule of Investors attached hereto, with copies to the Investor’s representatives as set forth opposite the Investor’s name in column (8) on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(l)

Remedies. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)

Survival. The representations and warranties of the Company and the Investor contained in Sections 2 and 3 hereof and the agreements and covenants set forth in Sections 2, 3 and 6 shall survive the Closing and delivery and conversion of the Securities, as applicable.

(n)

Indemnification. In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and documented out-of-pocket attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable under law.

(o)

Release of Claims. Effective on the Closing Date, the Company and its agents, representatives, predecessors and successors in interest assigns hereby (i) conclusively, absolutely, unconditionally, irrevocably and forever remise, acquit, waive, releases and discharge the Investor and each of the Investor’s agents, advisors, representatives, predecessors and successors in interest from any and all claims, demands, obligations, liabilities and causes of action of any kind or character, whether known or unknown, suspected or unsuspected, asserted or unasserted, direct or indirect, at law or in equity, that the Company may now have or that might subsequently accrue to him or it arising out of or relating to the Original Series Notes (the “Released Claims”), and (ii) covenants and agrees never to institute or cause to be instituted any suit, investigation or other form of action or proceeding of any kind or nature whatsoever against any of the Investor or the Investor’s agents, advisors, representatives, predecessors and successors in interest based upon the Original Series Notes and the Released Claims.

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(p)

Entire Agreement; Amendments.

(i)

This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. Notwithstanding anything to the contrary herein, Section 3(k) hereof may not be amended without the prior written consent of TPG. The Company hereby further agrees that it shall not amend Section 1(f)(ii) of the TPG Warrant without the prior written consent of TPG and the Investors.

(ii)

Prior to or as of the date hereof, the Company hereby agrees that it will not, directly or indirectly, enter into (or provide, grant or enter into any oral or written waiver, amendment, termination or the like with respect to), any agreement, understanding, instrument or the like with, or for the benefit of, the Other Investors or any of their respective affiliates that contains or results in any terms and/or conditions which are more favorable to any such Person than the terms and conditions provided to, or for the benefit of, the Investor. To the extent the Company, prior to or as of the date of this agreement, enters into (or provides, grants or enters into any oral or written waiver, amendment, termination or the like with respect to) any, direct or indirect, agreement, understanding, instrument or the like with, or for the benefit of, any Other Investor or any of their respective affiliates that contains or results in any terms and/or conditions which are more favorable to any such Person than the terms and/or conditions provided to, or for the benefit of, the Investor, then the Investor, at its option, shall be entitled to the benefit of such more favorable terms and/or conditions (as the case may be) and this Agreement shall be automatically amended to reflect such more favorable terms or conditions (as the case may be).

(q)

Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement or any other Transaction Document are several and not joint with the obligations of any other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in this Agreement or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by Agreement and any other Transaction Document. The Company and the Investor confirms that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Document, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

METALICO, INC.

By:
Name: Michael J. Drury
Title: Executive Vice President

INVESTOR:

[ ]

By:
Name: Michael J. Drury
Title: Executive Vice President

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EXHIBIT A

FORM OF SERIES A NOTE

EXHIBIT B

FORM OF SERIES B NOTE

EXHIBIT C

FORM OF SERIES C NOTE

EXHIBIT D-1

FORM OF COMPANY GENERAL COUNSEL LEGAL OPINION

EXHIBIT D-2

FORM OF LOWENSTEIN SANDLER LEGAL OPINION

EXHIBIT E

FORM OF COMPANY SECRETARY’S CERTIFICATE

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EXHIBIT F

NOTICE OF ISSUANCE

To: [COMPANY]

(1) The undersigned hereby elects in accordance with the terms and conditions of the [ ], dated as of [ ] (the “Letter Agreement”), to exercise its Right to the issuance of ________ Reserved Shares of the [COMPANY] (the “Company”) pursuant to the terms of the Right to Shares Agreement.

(2) Please issue a certificate or certificates representing said Reserved Shares in the name of the undersigned registered Investor or in such other name as is specified below:

The Reserved Shares shall be delivered by physical delivery of a certificate to:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF INVESTOR]

Name of Registered Investor:

Signature of Authorized Signatory of Registered Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Investor	Address and Facsimile Number	Exchanged Original Series Note Amount To Be Exchanged At Closing	Series A Notes	Series B Notes	Series C Notes	Additional Common Shares Reference Amount	Legal Representative's Address and Facsimile Number

Oaktree Capital Management, L.P., as investment manager on behalf of certain funds and accounts listed on attached Schedule A	Oaktree Capital Management, L.P. 333 South Grand Ave., 28th Floor Los Angeles, CA 90071 Attention: Chris Huisken, Managing Director Facsimile:(213)830-6390 Telephone:(213)830-6236 Attn: Victoria Park, VP of Support Services Facsimile: 213-830-6217 Telephone: 213-830-6217	$4,392,544.45	$1,339,114.50	$1,706,288.18	$1,339,114.50	3,011,596	Oaktree Capital Management, L.P. 333 South Grand Ave. 28th Floor Los Angeles, CA 90071 Attention: Phil McDermott, AVP of Legal Facsimile: (213)830-9291 Telephone: (213)356-3222

Hudson Bay Master Fund Ltd	777 Third Ave, 30th Floor, New York, NY 10017 Attention: George Antonopoulos Facsimile: 212-571-1325 Telephone: 212-571-1244 Email: investments@hudsonbaycapital.com	$3,983,278.27	$1,214,345.29	$1,547,308.33	$1,214,345.29	2,730,996	Greenberg Traurig, LLP MetLife Building 200 Park Ave New York, NY 10166 Atten: Michael A. Adelstein Facsimile: 212-805-9222 Telephone: 212-801-6822

Corre Opportunities Fund, LP	1370 Ave. of the Americas, 29th Fl, NY, NY 10019 Micah Spiegel Facsimile: 646-863-7161 Telephone: 646-863-7190	$795,050.55	$242,379.73	$308,838.17	$242,379.73	545,098	Brown Rudnick LLP Attn: Steven D. Pohl One Financial Center Boston, MA 02111 Facsimile: 617.289.0433 Telephone: 617.856.8594

Corre Opportunities Qualified Master Fund, LP	1370 Ave. of the Americas, 29th Fl, NY, NY 10019 Micah Spiegel Facsimile: 646-863-7161 Telephone: 646-863-7190	$5,555,941.22	$1,693,788.53	$2,158,210.79	$1,693,788.53	3,809,238	Brown Rudnick LLP Attn: Steven D. Pohl One Financial Center Boston, MA 02111 Facsimile: 617.289.0433 Telephone: 617.856.8594
TOTAL		$14,726,814.49	$4,489,628.05	$5,720,645.47	$4,489,628.05	10,096,928

Exhibit C

[FORM OF SERIES A CONVERTIBLE NOTE]

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT TO THIS NOTE AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT DATED AS OF MAY 1, 2008 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT"), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, ABLECO FINANCE LLC, AS SECOND LIEN AGENT, AND THE JUNIOR LENDERS (AS THAT TERM IS DEFINED THEREIN); IT BEING UNDERSTOOD AND AGREED THAT TPG SPECIALTY LENDING, INC. IS THE EXISTING FIRST LIEN AGENT AS OF THE DATE HEREOF.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS NOTE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.

Metalico, Inc.

Series A Convertible Note

Issuance Date: October 21, 2014	Original Principal Amount: U.S. $[●]

FOR VALUE RECEIVED, METALICO, INC., a Delaware corporation (the “Company”), hereby promises to pay to [●] or registered assigns (the “Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Series A Convertible Note (including all Series A Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Series A Convertible Notes, Series B Convertible Notes and Series C Convertible Notes issued pursuant to the Exchange Agreement on the Closing Date (collectively, the “Notes” and such other Series A Convertible Notes, Series B Convertible Notes and Series C Convertible Notes, the “Other Notes”). Certain capitalized terms used herein but not otherwise defined herein or in Section 29 hereof shall have the meanings ascribed to such terms in the Exchange Agreement.

(1)               MATURITY. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, and accrued and unpaid Interest and accrued and unpaid Late Charges, if any, on such Principal and Interest. The “Maturity Date” shall be July 1, 2024, as may be extended at the option of the Holder.

(2)               INTEREST; INTEREST RATE. (a) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears for each three-month period following the Issuance Date on January 31, April 30, July 31 and October 31 of each year and on the Maturity Date (each, an “Interest Date”) with the first Interest Date being October 31, 2014. Interest shall be payable on each Interest Date in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d), to the record holder of this Note on each January 15, April 15, July 15 and October 15 immediately preceding the applicable Interest Date and on the Maturity Date, with respect to the Interest to be paid on such date.

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    (b)             Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate. From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to 16.50% per annum, payable in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

(3)               CONVERSION OF NOTES. The Principal of this Note and any accrued and unpaid Interest shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

    (a)             Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Principal and any accrued and unpaid Interest into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Holder shall be entitled, at the Holder’s option, to receive either (x) a cash payment equal to the excess of the amount of the Principal and any accrued and unpaid Interest to be converted for such fractional share or (y) a whole share if the Holder converts an additional portion of its Principal and any accrued and unpaid Interest so as to acquire one whole share. The Company shall pay any and all transfer, stamp, and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Principal and any accrued and unpaid Interest.

    (b)            Conversion Rate. The number of shares of Common Stock issuable upon conversion of the amount of Principal and any accrued and unpaid Interest to be converted pursuant to Section 3(a) shall be equal to the quotient obtained by dividing (x) such Principal amount and any accrued and unpaid Interest thereon by (y) the Conversion Price (the “Conversion Rate”). The “Conversion Price” means, as of any Conversion Date (as defined below), $1.30, subject to adjustment as provided herein.

    (c)             Mechanics of Conversion.

      (i)            Optional Conversion. To convert any or all of the Principal and any accrued and unpaid Interest into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).

     (ii)            On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). Within three (3) Trading Days of the Conversion Date (the “Share Delivery Date”), the Company shall (x) provided that the Transfer Agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and less than all of the Principal of this Note is being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

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    (iii)            Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Principal and any accrued and unpaid Interest on or prior to the date which is three (3) Trading Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each Trading Day of such Conversion Failure in an amount equal to 1.5% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (2) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(iii) or otherwise. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any Principal and any accrued and unpaid Interest so elected for conversion or on any date of the Company’s obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (I) such number of shares of Common Stock, times (II) the Closing Bid Price on the Conversion Date.

    (iv)           Registration; Book-Entry. The Company shall cause its transfer agent to maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 17. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest, and Late Charges, if any, converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

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    (v)            Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date; provided, the Company shall also comply with the provisions of Section 3(a) in respect of fractional shares that would otherwise be issued. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

    (d)             Limitations on Conversions.

    (i)              Beneficial Ownership. The Company shall not effect any conversion of this Note or otherwise issue shares of Common Stock hereunder, and the Holder of this Note shall not have the right to convert any portion of this Note or otherwise receive shares of Common Stock hereunder pursuant to Section 3(a), to the extent that after giving effect to such conversion or issuance, as applicable, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any Other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall, within one (1) Business Day of the receipt of such request, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates and any Other Notes since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. To the extent the Company is prohibited from issuing shares of Common Stock to the Holder pursuant to this Section 3(d)(i), in lieu of issuing such shares of Common Stock, the Holder shall be entitled to receive rights to such shares pursuant to Section 4 of the Exchange Agreement.

    (ii)            Market Regulation. Unless and until the Stockholder Approval (as defined in the Exchange Agreement) has been obtained, the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note if the issuance of such shares of Common Stock combined with the issuance of shares of Common Stock pursuant to the other Securities (as defined in the Exchange Agreement) and shares of Common Stock underlying warrants issued to TPG Specialty Lending, Inc. or an affiliate thereof on or about the Closing Date (the “Warrants”), together with such shares of Common Stock issued or issuable pursuant to the Other Agreements (as defined in the Exchange Agreement) would, in the aggregate, exceed 9,645,043 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) (which is less than 20% of 48,225,219 shares of Common Stock outstanding on the date hereof) (the “Exchange Cap”).  Until such Stockholder Approval is obtained, (x) at

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any time during the Additional Common Shares Measurement Period (as defined in the Exchange Agreement), the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note, and (y) at any time after the Additional Common Shares Measurement Period, no holder of the Notes shall be issued in the aggregate, upon conversion of Notes, shares of Common Stock in an amount greater than the product of (A) 80% of the Remaining Exchange Cap (as defined in the Exchange Agreement), multiplied by (B) such Holder’s Pro Rata Portion (with respect to each such holder of the Notes, the “Exchange Cap Allocation”).  In the event that any holder of the Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.  This Exchange  Cap  limitation  shall  in  no  way  limit  the  application  of  the  Conversion  Price Adjustment provisions of Section 7 of the Notes other than in respect of the number of shares of Common Stock which may be issued by the Company as a result of a conversion thereunder.  For the purpose of this Note, “Pro Rata Portion” shall mean the quotient obtained by dividing (x) the aggregate principal amount of the Holder’s Original Series Notes outstanding immediately prior to the consummation of the transactions contemplated by the Exchange Agreement and the Other Agreements by (y) the aggregate principal balance of the Original Series Notes held by all Investors outstanding immediately prior to the consummation of the transactions contemplated by the Exchange Agreement and the Other Agreements.

    (e)            Right of Alternate Conversion.

    (i)              General. At any time after the occurrence of and during the continuance of an Event of Default, the Holder may, at the Holder’s option, convert (each, an “Alternate Conversion”, and the date of such Alternate Conversion, each, an “Alternate Conversion Date”) all, or any part of, the Principal, accrued and unpaid Interest and any other amounts (including any premiums on such Principal and/or Interest) then outstanding hereunder or required to be paid to the Holder hereunder (whether payable in cash or shares of Common Stock) (the “Conversion Amount”) (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price.

    (ii)            Alternate Conversion. On any Alternate Conversion Date, the Holder may voluntarily convert any Alternate Conversion Amount pursuant to Section 3(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 3(e) of this Note that the Holder is electing to use the Alternate Conversion Price for such conversion.  Notwithstanding anything to the contrary in this Section 3(e), but subject to Section 3(d), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount to the Holder, such Alternate Conversion Amount may be converted by the Holder into shares of Common Stock pursuant to Section 3(c) without regard to this Section 3(e).

(4)               EVENTS OF DEFAULT AND NOTICE THEREOF.

    (a)            Events of Default. Each of the following events shall constitute an “Event of Default”:

      (i)           the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

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    (ii)            the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Trading Days after the applicable Conversion Date, Company Redemption Date or redemption pursuant to a Change of Control, as the case may be, or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a proper request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

    (iii)           at any time following the tenth (10th) Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full amount of Principal and any accrued and unpaid Interest of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

(iv)             the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges, or other amounts when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption amounts due hereunder) or any other Transaction Document (as defined in the Exchange Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and/or Late Charges when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

    (v)             any default under or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Exchange Agreement) in the principal amount of at least $10,000,000 in respect of any default (other than in respect of a default under the TPG Agreement, which shall not result in an Event of Default) or at least $5,000,000 in respect of any acceleration prior to maturity other than with respect to any Other Notes but expressly including any acceleration under the TPG Agreement;

    (vi)           the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

    (vii)          a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its material Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its material Subsidiaries or (C) orders the liquidation of the Company or any of its material Subsidiaries;

    (viii)         a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $10,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

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    (ix)            other than as specifically set forth in another clause of this Section 4(a), the Company breaches (subject to the materiality thresholds, if any, applicable in the related Transaction Document in the provisions thereof relating to events of default, termination rights of any Buyer or the right to any damages to be paid by the Company under such Transaction) any express representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any material Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

    (x)             any breach or failure in any respect to comply with Section 8 or Section 13 of this Note; or

    (xi)            any Event of Default (as defined in the Other Notes) occurs and is continuing with respect to any Other Notes.

    (b)            Redemption Right.

    (i)              Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within two (2) Business Days deliver written notice thereof via facsimile or email and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the amount of Principal of this Note the Holder is electing to require the Company to redeem and the date on which the Event of Default redemption shall occur (the “Event of Default Redemption Date”) which date shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of the Event of Default Redemption Notice. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price (the “Event of Default Redemption Price”) equal to the product of (A) the amount of Principal plus any accrued and unpaid Interest to be redeemed and (B) the Event of Default Redemption Premium, and shall be paid in accordance with the Cash and Stock Payment Mechanic (as defined in Section 8(b)) (it being understood that references therein to the Company Redemption Date shall be deemed references to the Event of Default Redemption Date).

    (ii)             Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 9. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. If a Change of Control transaction is publicly announced at a time when an Event of Default has occurred and is continuing but prior to redemption pursuant to an Event of Default Redemption Notice, the Holder may elect to receive the Change of Control Redemption Price instead of the Event of Default Redemption Price. If a Change of Control transaction is publicly announced within thirty (30) days following a redemption pursuant to an Event of Default Redemption Notice, the Holder shall be entitled to an additional payment equal to the additional amount the Holder would have been entitled to receive had the Change of Control been publicly announced pursuant to this Section 4(b). The parties hereto agree that in the event of the Company’s redemption of any portion of the Note or other payment payable under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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(5)               RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

    (a)            Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) such Fundamental Transaction is pursuant to an assumption, exchange, or other such agreement or document in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders, and (ii) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

    (b)            Redemption Right.

    (i)             No sooner than sixty (60) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or email and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the earlier of Holder’s receipt of a Change of Control Notice or public announcement of a Change of Control and ending twenty (20) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the amount of Principal the Holder is electing to require the Company to redeem and the date on which the Change of Control redemption shall occur (the “Change of Control Redemption Date”), which date shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of the Change of Control Redemption Notice. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company at a price (the “Change of Control Redemption Price”) equal to the amount of the Company Redemption Price (as defined in Section 8(b)), and shall be paid in accordance with the Cash and Stock Payment Mechanic (as defined in Section 8(b)) (it being understood that references therein to the Company Redemption Date shall be deemed references to the Change of Control Redemption Date).

    (ii)             Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 9 and shall have priority to payments to stockholders in connection with a Change of Control as such redemption obligation shall constitute a debt obligation of the Company. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the amount of Principal to be redeemed under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3 (including, without limitation, the right to receive the amounts set forth in Section 3(f)). The Change of Control Redemption Price will be payable regardless of whether the amount of Principal to be redeemed is redeemed for cash or converted to shares of Common Stock pursuant to Section 3(f). The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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(6)               RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

    (a)             Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. The provisions of this Section shall apply similarly and equally to successive Purchase Rights. The provisions of Section 7(a) shall not apply with respect to any Purchase Rights, if the Holder elects to exercise such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

    (b)            Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(7)               RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

    (a)             Adjustment of Conversion Price upon Issuance of Common Stock. Subject to the provisions of Section 6(a), if and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal to the product of (x) the Applicable Price and (y) the quotient determined by dividing (A) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (B) the product derived by multiplying (I) the Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable (except in connection with the issuance of Excluded Securities):

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    (i)             Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

      (ii)           Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

    (iii)           Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

    (iv)           Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, (x) the Options will be deemed to have been issued for a value determined by use of the Black-Scholes Option Pricing Model (the “Option Value”) and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company, less (II) the Option Value. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

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      (v)           Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

    (b)           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock dividend, stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

    (c)            Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding the issuance of Excluded Securities), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

    (d)            Voluntary Decrease. The Company may at any time during the term of this Note reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors.

(8)               MANDATORY REDEMPTION AND OPTIONAL REDEMPTION.

    (a)             Holder’s Right of Mandatory Redemption.

      (i)           General. On the Holder Mandatory Redemption Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem all or any portion of this Note (a “Holder Mandatory Redemption”) by delivering written notice thereof to the Company (a “Holder Mandatory Redemption Notice”) at any time on or prior to such Holder Mandatory Redemption Date. The Holder Mandatory Redemption Notice shall indicate the amount of Principal the Holder is electing to have redeemed (the “Holder Mandatory Redemption Amount”) on the Holder Mandatory Redemption Date. The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to the amount of Principal and any accrued and unpaid Interest thereon being redeemed (the “Holder Mandatory Redemption Price”). Redemptions required by this Section 8 shall be made in accordance with the provisions of this Section 8 and Section 9. Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Holder receives the Holder Mandatory Redemption Price, the Holder Mandatory Redemption Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the Holder Mandatory Redemption Amount. The Company shall deliver written notice (the “Company Notice”) to the Holder no earlier than twenty (20) Business Days and no later than five (5) Business Days prior to the Holder Mandatory Redemption Date stating the Holder’s right of redemption under this Section 8 for the Holder Mandatory Redemption Date.

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    (ii)             Mechanics of Holder Mandatory Redemption. If the Holder elects a Holder Mandatory Redemption in accordance with Section 8(a)(i), then the Holder Mandatory Redemption Amount which is to be paid to the Holder on the applicable Holder Mandatory Redemption Date shall be redeemed by the Company, and the Company shall pay to the Holder on the later of (A) the applicable Holder Mandatory Redemption Date and (B) the second (2nd) Business Day following receipt by the Company of the Holder Mandatory Redemption Notice (the “Holder Mandatory Redemption Payment Date”), by wire transfer of immediately available funds, the Holder Mandatory Redemption Price. If the Company fails to redeem the Holder Mandatory Redemption Amount on the Holder Mandatory Redemption Payment Date by payment of the Holder Mandatory Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation shall be deemed a “Conversion Notice” pursuant to Section 3(c) for purposes of this Note), the Holder may require the Company to convert all or any part of the Holder Mandatory Redemption Amount at 75% of the Optional Interest Price. Conversions made pursuant to this Section 8(a) shall be made in accordance with the provisions of Section 3(c).

    (b)               Company’s Right of Optional Redemption; Mandatory Redemption from Net Proceeds of Specified Asset Sales.

    (i)             Optional Redemption. At any time and from time to time on or after the third (3rd) year anniversary of the Issuance Date, the Company shall have the right, in its sole discretion, subject to any required consent of the Company’s senior secured lenders, to redeem all or any portion of this Note (a “Company Redemption”) in integral multiples of $100,000. The portion of this Note subject to redemption pursuant to this Section 8(b)(i) shall be redeemed by the Company at a price (the “Company Redemption Price”) equal to the greater of (A) 130% of the sum of (x) the Principal being redeemed, and (y) accrued and unpaid Interest, if any, with respect to such Principal (such unpaid Interest amount together with the related Principal being redeemed, the “Principal Amount”), and (B) the product obtained by multiplying (x) the quotient obtained by dividing the Principal and accrued and unpaid Interest, if any, with respect to such Principal, being redeemed by the Conversion Price, and (y) the arithmetic average of the Weighted Average Prices of the Common Stock on each of the five last Trading Days ending on the Trading Day immediately prior to the applicable Company Redemption Notice Date (as defined below) (the “Prepayment Formula Amount”); provided, that, 100% of the face value of the Principal Amount shall be paid for in cash on a dollar-for-dollar basis (the “Cash Payment”), and any amounts due in excess of such Principal Amount shall be paid in such number of freely tradable Common Stock equal to the quotient obtained by dividing (x) the excess of (i) the Prepayment Formula Amount determined as of the Company Redemption Date (as defined below) over (ii) the Cash Payment, and (y) 85% of the arithmetic average of the Weighted Average Prices of the Common Stock on (i) each of the fifteen (15) consecutive Trading Days ending on the Trading Day immediately prior to the date of the Company Redemption Date and (ii) each of the fifteen (15) consecutive Trading Days commencing on the date of the Company Redemption Date (the final Trading Day of such fifteen (15) Trading Day period, the “Company Redemption Stock Pricing Date”) (the foregoing proviso herein referred to as the “Cash and Stock Payment Mechanic”); and provided further that in the event of an Equity Conditions Failure or the failure to receive Stockholder Approval during the period beginning on the Company Redemption Notice Date and ending on and including the Company Redemption Date, the foregoing Cash and Stock Payment Mechanic shall not apply to redemptions made pursuant to this Section 8(b)(i), which such redemptions shall be made in cash only, in an amount equal to the Prepayment Formula Amount.

    (ii)             [Reserved.]

    (iii)            Mechanics. The Company may exercise its redemption right under Section 8(b)(i) by delivering a written notice thereof by facsimile or email and overnight courier to the Holder (the “Company Redemption Notice” and the date such notice is delivered to the Holder is referred to as the “Company Redemption Notice Date”). A Company Redemption Notice shall be irrevocable. Each Company Redemption Notice shall state the aggregate Principal of this Note subject to such Company Redemption pursuant to this Section 8(b) on the Company Redemption Date plus accrued and unpaid Late Charges (the “Company Redemption Amount”). Upon receipt of a Company Redemption Notice, if the Holder elects to convert any or all of the Principal to be so redeemed hereby, the Holder shall deliver to the Company written notice of such election, and the Principal and any accrued and unpaid Interest thereon to be converted shall be so converted in accordance with Section 3(c) no later than the date on which the Company Redemption shall occur (the “Company Redemption Date”) which date (A) shall be set forth in the Company Redemption Notice and (B) shall not be less than five (5) Business Days nor more than ten (10) Business Days after the Company Redemption Notice Date.

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    (iv)           Pro Rata Redemption Requirement. If the Company elects to cause a Company Redemption pursuant to Section 8(b), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects to cause a Company Redemption pursuant to this Section 8(b) (or similar provisions under the Other Notes) with respect to less than all of the principal amount of the Notes then outstanding, then the Company shall require redemption of a Principal amount from the Holder and each holder of the Other Notes equal to the product of (A) the aggregate principal amount of Notes which the Company has elected to cause to be redeemed pursuant to Section 8(b), multiplied by (B) the fraction, the numerator of which is the sum of the initial principal amount of Notes purchased by such holder and the denominator of which is the initial principal amounts of Notes purchased by all holders holding outstanding Notes (such fraction with respect to each holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each holder is referred to as its “Pro Rata Redemption Amount”); provided that in the event that the initial holder of any Notes has sold or otherwise transferred any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Redemption Allocation Percentage and Pro Rata Redemption Amount.

    (c)             True Up.

    (i)              On the True Up Date (as defined below), subject to Section 3(d), the Company shall deliver to the Holder, provided the formula set forth below yields a number greater than zero, an additional number of shares of Common Stock (the "True Up Common Shares") equal to (A) the quotient obtained by dividing (x) the excess of (i) the Prepayment Formula Amount determined as of the Company Redemption Date over (ii) the Cash Payment, by (y) 85% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the twenty (20) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Company Redemption Stock Pricing Date, less (B) the number of Common Shares previously delivered to the Holder on the Company Redemption Stock Pricing Date pursuant to Section 8(b) hereof. For purposes of this Note, the "True Up Date" shall mean the twenty-first (21st) Trading Day immediately following the Company Redemption Date, and the "True Up Period" shall mean the period consisting of each of the twenty (20) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Company Redemption Date.

    (d)            Redemptions Generally. Any redemptions made pursuant to this Section 8 shall be made in accordance with Section 9. No later than one (1) Trading Day following the Holder Mandatory Redemption Date or any Company Redemption Date, the Company shall file a Current Report on Form 8-K, describing the terms of such Holder Mandatory Redemption or Company Redemption, as the case may be. To the extent redemptions required by this Section 8 are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 8, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 8 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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(9)               REDEMPTION MECHANICS.

    (a)            Redemption by the Holder. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company shall deliver the applicable Holder Mandatory Redemption Price on the applicable Holder Mandatory Redemption Payment Date. Any Cash Payment payable in respect of the applicable Company Redemption Price shall be delivered by the Company on the applicable Company Redemption Date, and any issuance of shares of Common Stock shall be delivered to the Holder, in the same manner as set forth in Section 3(c)(ii) hereof, within three (3) Trading Days of the Company Redemption Stock Pricing Date. In the event of a redemption or conversion of less than all of the Principal of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. If the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption or conversion, to require the Company to promptly return to the Holder all or any portion of this Note representing the amount of Principal that was submitted for or subject to redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid or shares of Common Stock have not been issued therefore, or any combination thereof. Upon the Company’s receipt of such cancellation notice, (x) the applicable Redemption Notice shall be null and void with respect to such amount of Principal that was not redeemed or converted, and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 17(d)) to the Holder representing such amount of Principal to be redeemed. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the amount of Principal subject to such notice.

    (b)            Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), or Section 5 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than two (2) Business Days of its receipt thereof, forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

(10)             NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Notwithstanding anything herein to the contrary, if after the six (6) month anniversary of the Issuance Date, the Holder is not permitted to convert this Note in full for any reason (other than pursuant to restrictions set forth in Section 3(d)(i) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

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(11)           RESERVATION OF AUTHORIZED SHARES.

    (a)             Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to or exceeding the maximum number of shares of Common Stock initially issuable upon conversion of the Notes. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Exchange Agreement) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

    (b)           Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

(12)             VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

(13)             COVENANTS.

    (a)             Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and, subject to the terms and conditions of the Subordination Agreement, shall be unsubordinated obligations of the Company and (b) shall be senior to all other Indebtedness of the Company permitted to be incurred pursuant to clause (iv) of the definition of “Permitted Indebtedness.” The Holder hereby acknowledges and agrees that this Note and all Indebtedness and other obligations related to this Notes are subject to the terms of the Subordination Agreement, which Subordination Agreement is binding, enforceable and in full force and effect against the Holder.

    (b)             Incurrence of Indebtedness.

      (i)           So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee or assume any Indebtedness other than (x) Permitted Indebtedness and (y) any additional Indebtedness (other than Indebtedness described in clause (iv) of the definition of “Permitted Indebtedness”) that (1) either (A) does not contain any issuances of any equity securities of the Company or any of its Subsidiaries (other than the Warrants) in the event that, as of the applicable time of determination, the Company shall have not yet obtained the Stockholder Approval (as defined in the Exchange Agreement), or (B) does not contain any material equity component in the event that, as of the applicable time of determination, the Company shall have, on or prior to such time, obtained the Stockholder Approval, and (2) the ratio of Consolidated Funded Indebtedness of the Company and its Subsidiaries to TTM EBITDA of the Company and its Subsidiaries for the twelve month period most recently ended (as measured as of the end of the most recently completed fiscal quarter) does not exceed 3.50 to 1.00 (both immediately prior to the incurrence, guarantee or assumption of such additional Indebtedness and immediately after giving effect thereto). For the avoidance of doubt, this Note and the Other Notes shall not be included in the incurred indebtedness calculation of clause Section 13(b)(i)(y) above.

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    (ii)             For purposes of this Section 13(b), “Consolidated Funded Indebtedness” and “TTM EBITDA” shall have the meanings set forth in Section 29 hereof.

    (iii)           The Company shall provide a written report to the Holders of the results of the ratio analysis set forth in Section 13(b)(i) no later than the date the Company first announces its financial results for a fiscal quarter or fiscal year. If the Company is not in compliance with such ratio as of the applicable measurement date, the Company shall publicly disclose such results concurrently with its disclosure to the Holders.

    (c)            Restriction on Redemption and Cash Dividends. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders; provided, however, the provisions of this Section 13(c) shall not apply if the Closing Sale Price or Closing Bid Price, as applicable, of the Common Stock is greater than 125% of the Conversion Price in effect for the ten (10) Trading Day period ending on the date immediately prior to the date the Company’s board of directors approves a record date for a cash dividend, the public announcement of which shall be made no later than the next Business Day.

(14)           PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock (provided, however, to the extent that the Holder’s right to participate in any such dividend or distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(15)           VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Holders shall be required for any change or amendment to this Note or the Other Notes. No consideration shall be offered or paid to any holder of Notes to amend or consent to a waiver or modification of the Notes unless the same consideration also is offered to all of the holders of Notes.

(16)           TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(i) of the Exchange Agreement.

(17)           REISSUANCE OF THIS NOTE.

    (a)             Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

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    (b)             Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

    (c)             Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

    (d)            Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges, if any, on the Principal and Interest of this Note, from the Issuance Date.

(18)           REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(19)             PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable and documented costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

(20)             CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(21)             FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

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(22)             DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(23)             NOTICES; PAYMENTS.

    (a)             Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 8(k) of the Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

    (b)            Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Investors attached to the Exchange Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under this Note which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate that would have applied during the incurrence and continuance of an Event of Default (“Late Charge”).

(24)             CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(25)             RELEASE OF CLAIMS AND PRESERVATION OF RIGHTS. Effective on the Closing Date (as defined in the Exchange Agreement), the Company and its agents, representatives, predecessors and successors in interest assigns hereby (i) conclusively, absolutely, unconditionally, irrevocably and forever remise, acquit, waive, releases and discharge the Holder and each of the Holder’s agents, advisors, representatives, predecessors and successors in interest from any and all claims, demands, obligations, liabilities and causes of action of any kind or character, whether known or unknown, suspected or unsuspected, asserted or unasserted, direct or indirect, at law or in equity, that the Company may now have or that might subsequently accrue to him or it arising out of or relating to the Original Series Notes (as defined in the Exchange Agreement) (the “Released Claims”), and (ii) covenants and agrees never to institute or cause to be instituted any suit, investigation or other form of action or proceeding of any kind or nature whatsoever against any of the Holder or the Holder’s agents, advisors, representatives, predecessors and successors in interest based upon the Original Series Notes (as defined in the Exchange Agreement) and the Released Claims.

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(26)             WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Exchange Agreement.

(27)             GOVERNING LAW; JURISDICTION; JURY. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address as provided in Section 23 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(28)             Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(29)             CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

    (a)             “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

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    (b)            “Alternate Conversion Price” means, with respect to any Alternate Conversion, that price which shall be the lower of (i) the applicable Conversion Price as in effect on the Trading Day immediately preceding the time of the delivery or deemed delivery of the applicable Conversion Notice and (ii) 75% of 90% of the arithmetic average of the Weighted Average Price of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Notice Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Notice Measuring Period.

    (c)             “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any consultant, employee, officer or director for services provided to the Company.

    (d)             “Bloomberg” means Bloomberg Financial Markets.

    (e)             “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

    (f)             “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

    (g)            “Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a "synthetic lease" (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

    (h)            “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

    (i)             “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

    (j)             “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

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    (k)             “Closing Date” shall have the meaning set forth in the Exchange Agreement.

    (l)              “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time or exercised at any time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Notes.

    (m)            Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person and its Subsidiaries for such period: (A) Consolidated Net Interest Expense, (B) net income tax expense, (C) depreciation expense, (D) amortization expense, (E) non-cash compensation charges; provided that, for the purposes of calculating Consolidated EBITDA, the Consolidated EBITDA of any Person acquired by, or of a Person substantially all of whose assets are being acquired by, the Company or one or more of its Subsidiaries pursuant to an acquisition consented to in writing by the “Required Lenders” under and as defined in the TPG Agreement during such period shall be included on a pro forma basis for such period (as if the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period).

    (n)            “Consolidated Funded Indebtedness” means, with respect to any Person at any date, all Indebtedness for borrowed money or letters of credit of such Person, determined on a consolidated basis in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date, including, in any event, but without duplication, with respect to the Company and its Subsidiaries, the amount of their Capitalized Lease Obligations, and the amount of the TPG Indebtedness, but excluding, in any event, the Convertible Subordinated Debt to the extent permitted hereunder.

    (o)            “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any non-cash extraordinary or non-recurring gains or losses or non-cash gains or losses from dispositions, (b) restructuring charges, (c) effects of discontinued operations, (d) interest that is paid-in-kind, (e) interest income, and (f) any tax refunds, net operating losses or other net tax benefits received during such period on account of any prior period.

    (p)            “Consolidated Net Interest Expense” means, with respect to any Person for any period, gross cash interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in such gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

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    (q)             “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

    (r)             “Convertible Securities” means any stock, warrants, rights or other securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

    (s)            “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Capital Market, The NASDAQ Global Select Market or the OTC Market.

    (t)              “Equity Conditions” means that each of the following conditions is satisfied: (i) all shares of Common Stock issuable upon conversion of the Notes or otherwise pursuant to this Note shall be eligible for sale without restriction (other than restrictions created by the Holder, including restrictions resulting from the Holder being an “affiliate” of the Company as defined in Rule 144) pursuant to Rule 144 (and not subject to the provisions of Rule 144(c)(i)) and without the need for registration under any applicable federal or state securities laws; (ii) the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending in writing by such exchange or market; (iii) during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination, the Company shall have delivered shares of common Stock upon conversion of the Notes to the holders on a timely basis as set forth in Section 3(c)(ii) hereof (and analogous provisions under the Other Notes); (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market or any applicable Eligible Market; (iii) the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (iv) there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, or (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; (v) the Company shall have no knowledge of any fact that would cause any shares of Common Stock issuable upon conversion of the Notes not to be eligible for sale without restriction pursuant to Rule 144 (and not subject to the provisions of Rule 144(c)(i)) and any applicable state securities laws; and (vi) the Company otherwise shall have been in material compliance with and shall not have breached any provision, covenant, representation or warranty of any material Transaction Document.

    (u)             “Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the applicable the Company Redemption Notice Date through the applicable Company Redemption Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

    (v)            “Event of Default Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) – (v) and (viii) – (xi), 130% or (ii) in the case of the Events of Default described in Section 4(a)(vi) – (vii), 100%.

    (w)           “Exchange Agreement” means that certain Exchange Agreement, dated as of the date hereof, by and between the Company and the Holder.

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    (x)             “Excluded Security” means any Common Stock issued or issuable: (i) in connection with acquisitions with one or more non-affiliated third parties on an arm’s length basis, the primary purpose of which is not to raise additional capital, which is less than $3,000,000; (ii) in connection with the grant of options to purchase Common Stock, restricted stock awards or other stock-based awards or sales, with, in the case of stock options or other stock-based awards requiring payment therefor, exercise or purchase prices not less than the market price of the Common Stock on the date of grant or issuance, which are issued, granted or sold to employees, officers or directors of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an Approved Stock Plan, and the Common Stock issued upon the exercise thereof; (iii) pursuant to one or more bona fide firm commitment underwritten public offerings consummated following the date hereof with nationally recognized underwriters, which generate gross proceeds to the Company, in the aggregate, of not more than $15,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act and “equity lines”); and (iv) upon exercise of any Options or Convertible Securities which are outstanding on the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date to lower the exercise or conversion price, to increase the number of shares of capital stock issuable upon conversion or exercise, to extend the expiration or termination date or to change the antidilution provisions.

    (y)            “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Company.

    (z)              “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis in accordance with past practice.

    (aa)          “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

    (bb)          “Holder Mandatory Redemption Date” means the earlier of (a) May 31, 2020 and (ii) such date that the Company’s senior secured lenders no longer prohibit such payment.

    (cc)          “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, “Indebtedness” shall not include unsecured indebtedness to trade creditors incurred in the ordinary course of business.

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    (dd)        “Interest Rate” means 13.50% per annum, payable in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d), subject to adjustment as set forth in Section 2.

    (ee)          “Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries.

    (ff)           “Optional Interest Price” means, the lower of (i) the applicable Conversion Price and (ii) that price which shall be computed as 90% of the arithmetic average of the Weighted Average Price of the Common Stock on each five (5) consecutive Trading Days immediately preceding the applicable Conversion Date (each such period, an “Optional Interest Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during the applicable such Optional Interest Measuring Period.

    (gg)         “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

    (hh)         “Permitted Indebtedness” means (i) Indebtedness under the TPG Agreement in an aggregate principal amount not to exceed $112,000,000 at any time, (ii) Indebtedness other than described in clause (i) of this definition outstanding on the Subscription Date, pursuant to SEC filings or Schedule A attached hereto, (iii) the Indebtedness evidenced by this Note and the Other Notes, (iv) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of fifteen and one half percent (15.50%) per annum, (v) Indebtedness secured by Permitted Liens, (vi) intercompany Indebtedness between (1) the Company and any Subsidiary of the Company or (2) any Subsidiaries of the Company, (vii) guaranties of Permitted Indebtedness of the Company or any Subsidiary of the Company secured by Permitted Liens, and (viii) extensions, refinancings and renewals of any items of Permitted Indebtedness and any Indebtedness that was permitted to be incurred pursuant to Section 13(b) hereof, provided that the principal amount (or in the case of revolving credit facilities, the maximum amount of revolving commitments thereunder) is not increased (other than to account for costs, expenses and fees relating to such extensions, refinancings or renewals) or the terms modified to impose materially more burdensome terms upon the Company or its Subsidiaries, as the case may be, other than with respect to an increase in the interest rate applicable to such Indebtedness so long as the interest rate applicable thereto is on terms consistent with then prevailing market terms and, either (x) if as of the applicable time of determination the Company shall have not yet obtained the Stockholder Approval (as defined in the Exchange Agreement), no issuance of any equity securities of the Company or any of its Subsidiaries (other than the Warrants) is contained in such extensions, refinancings or renewals or (y) if as of the applicable time of determination the Company shall have, on or prior to such time, obtained the Stockholder Approval, no material equity component is contained in such extensions, refinancings or renewals.

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    (ii)            “Permitted Liens” means (i) Liens securing Indebtedness under the TPG Agreement, (ii) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (iii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iv) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(viii).

    (jj)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

    (kk)          “Principal Market” means the NYSE MKT.

    (ll)            “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Company Redemption Notice and the Holder Mandatory Redemption Notice, each of the foregoing, individually, a Redemption Notice.

    (mm)        “Redemption Prices” means, collectively, the Event of Default Redemption Price, the Change of Control Redemption Price, the Company Redemption Price and the Holder Mandatory Redemption Price (each of the foregoing, individually, a “Redemption Price”).

    (nn)          “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

    (oo)          “SEC” means the United States Securities and Exchange Commission.

    (pp)         “Specified Asset Sales” shall have the meaning specified in the TPG Agreement.

    (qq)         “Subscription Date” shall mean October 21, 2014.

    (rr)            “Subsidiary” means any entity in which the Company, directly or indirectly, owns a controlling interest of the capital stock or holds a controlling equity or similar interest.

    (ss)          “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

    (tt)          “TPG Agreement” means that certain Financing Agreement, dated as of November 21, 2013 by and among the Company, each subsidiary of the Company listed as a Borrower” on the signature pages thereto, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, TPG Specialty Lending, Inc. as agent for the lenders and lead arranger, and the person party thereto from time to time as service agent for the lenders, as the same has been and may be amended, restated, supplemented, extended, renewed, or otherwise modified from time to time, together with any refinancings thereof from time to time and any amendments, restatements, supplements, extensions, renewals and modifications of any of such refinancing.

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    (uu)          “TPG Indebtedness” means Indebtedness of the Company and its Subsidiaries owing under the TPG Agreement.

    (vv)          “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

    (ww)        “TTM EBITDA” means, as of any date of determination and with respect to a Person, the Consolidated EBITDA of such Person and its Subsidiaries for the period of 12 consecutive months most recently ended.

    (xx)           “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

    (yy)          “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(30)           DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

Metalico, Inc.

By:
	Name:	Carlos E. Agüero
	Title:	President

[Signature Page to Series A Convertible Note - [Investor]]

EXHIBIT I

METALICO, INC.
CONVERSION NOTICE

Reference is made to the Series A Convertible Note (the “Note”) issued to the undersigned by Metalico, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the amount of Principal (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:
Aggregate amount of Principal to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
☐ If this Conversion Notice is being delivered on any Alternate Conversion Date, check here if Holder is electing to use the following Alternate Conversion Price:____________
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Corporate Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [●], 2014 from the Company and acknowledged and agreed to by Corporate Stock Transfer, Inc.

Metalico, Inc.

By:
	Name:	Carlos E. Agüero
	Title:	President

Exhibit D

[FORM OF SERIES B CONVERTIBLE NOTE]

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT TO THIS NOTE AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT DATED AS OF MAY 1, 2008 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT"), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, ABLECO FINANCE LLC, AS SECOND LIEN AGENT, AND THE JUNIOR LENDERS (AS THAT TERM IS DEFINED THEREIN); IT BEING UNDERSTOOD AND AGREED THAT TPG SPECIALTY LENDING, INC. IS THE EXISTING FIRST LIEN AGENT AS OF THE DATE HEREOF.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS NOTE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.

Metalico, Inc.

Series B Convertible Note

Issuance Date: October 21, 2014	Original Principal Amount: U.S. $[●]

FOR VALUE RECEIVED, METALICO, INC., a Delaware corporation (the “Company”), hereby promises to pay to [●] or registered assigns (the “Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Series B Convertible Note (including all Series B Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Series A Convertible Notes, Series B Convertible Notes and Series C Convertible Notes issued pursuant to the Exchange Agreement on the Closing Date (collectively, the “Notes” and such other Series A Convertible Notes, Series B Convertible Notes and Series C Convertible Notes, the “Other Notes”). Certain capitalized terms used herein but not otherwise defined herein or in Section 29 hereof shall have the meanings ascribed to such terms in the Exchange Agreement.

(1)               MATURITY. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, and accrued and unpaid Interest and accrued and unpaid Late Charges, if any, on such Principal and Interest. The “Maturity Date” shall be July 1, 2024, as may be extended at the option of the Holder.

(2)               INTEREST; INTEREST RATE. (a) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears for each three-month period following the Issuance Date on January 31, April 30, July 31 and October 31 of each year and on the Maturity Date (each, an “Interest Date”) with the first Interest Date being October 31, 2014. Interest shall be payable on each Interest Date in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d), to the record holder of this Note on each January 15, April 15, July 15 and October 15 immediately preceding the applicable Interest Date and on the Maturity Date, with respect to the Interest to be paid on such date.

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    (b)               Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate. From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to 16.50% per annum, payable in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

(3)               CONVERSION OF NOTES. The Principal of this Note and any accrued and unpaid Interest shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

   (a)               Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Principal and any accrued and unpaid Interest into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). Notwithstanding the foregoing, the Holder shall only be permitted to effect a voluntary conversion of this Note pursuant to Section 3(e) hereof prior to the Measuring Date (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Holder shall be entitled, at the Holder’s option, to receive either (x) a cash payment equal to the excess of the amount of the Principal and any accrued and unpaid Interest to be converted for such fractional share or (y) a whole share if the Holder converts an additional portion of its Principal and any accrued and unpaid Interest so as to acquire one whole share. The Company shall pay any and all transfer, stamp, and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Principal and any accrued and unpaid Interest.

   (b)               Conversion Rate. The number of shares of Common Stock issuable upon conversion of the amount of Principal and any accrued and unpaid Interest to be converted pursuant to Section 3(a) shall be equal to the quotient obtained by dividing (x) such Principal amount and any accrued and unpaid Interest thereon by (y) the Conversion Price (the “Conversion Rate”). The “Conversion Price” means, as of any Conversion Date (as defined below), 110% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the thirty (30) consecutive Trading Days including the fifteen (15) consecutive Trading Days prior to December 31, 2014 and the fifteen (15) consecutive Trading Days commencing on and including December 31, 2014. For purposes of this Note, the “Measuring Date” shall mean the final Trading Day of the period consisting of each of the fifteen (15) consecutive Trading Days commencing on, and including December 31, 2014.

   (c)                Mechanics of Conversion.

        (i)                Optional Conversion. To convert any or all of the Principal and any accrued and unpaid Interest into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).

        (ii)               On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the first (1st) Trading Day following the Measuring Date, the Company shall transmit by facsimile notice to the Holder of the initial Conversion Price pursuant to Section 3(b), setting forth in reasonable detail and certifying the calculation of such Conversion Price.  Within three (3) Trading Days of the later of (i) the Conversion Date or the Measuring Date (the “Share Delivery Date”), the Company shall (x) provided that the Transfer Agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and less than all of the Principal of this Note is being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

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         (iii)             Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Principal and any accrued and unpaid Interest on or prior to the date which is three (3) Trading Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each Trading Day of such Conversion Failure in an amount equal to 1.5% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (2) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(iii) or otherwise. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any Principal and any accrued and unpaid Interest so elected for conversion or on any date of the Company’s obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (I) such number of shares of Common Stock, times (II) the Closing Bid Price on the Conversion Date.

        (iv)             Registration; Book-Entry. The Company shall cause its transfer agent to maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 17. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest, and Late Charges, if any, converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

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        (v)               Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date; provided, the Company shall also comply with the provisions of Section 3(a) in respect of fractional shares that would otherwise be issued. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

   (d)               Limitations on Conversions.

        (i)                Beneficial Ownership. The Company shall not effect any conversion of this Note or otherwise issue shares of Common Stock hereunder, and the Holder of this Note shall not have the right to convert any portion of this Note or otherwise receive shares of Common Stock hereunder pursuant to Section 3(a), to the extent that after giving effect to such conversion or issuance, as applicable, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any Other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall, within one (1) Business Day of the receipt of such request, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates and any Other Notes since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. To the extent the Company is prohibited from issuing shares of Common Stock to the Holder pursuant to this Section 3(d)(i), in lieu of issuing such shares of Common Stock, the Holder shall be entitled to receive rights to such shares pursuant to Section 4 of the Exchange Agreement.

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        (ii)              Market Regulation. Unless and until the Stockholder Approval (as defined in the Exchange Agreement) has been obtained, the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note if the issuance of such shares of Common Stock combined with the issuance of shares of Common Stock pursuant to the other Securities (as defined in the Exchange Agreement) and shares of Common Stock underlying warrants issued to TPG Specialty Lending, Inc. or an affiliate thereof on or about the Closing Date (the “Warrants”), together with such shares of Common Stock issued or issuable pursuant to the Other Agreements (as defined in the Exchange Agreement) would, in the aggregate, exceed 9,645,043 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) (which is less than 20% of 48,225,219 shares of Common Stock outstanding on the date hereof) (the “Exchange Cap”).  Until such Stockholder Approval is obtained, (x) at any time during the Additional Common Shares Measurement Period (as defined in the Exchange Agreement), the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note, and (y) at any time after the Additional Common Shares Measurement Period, no holder of the Notes shall be issued in the aggregate, upon conversion of Notes, shares of Common Stock in an amount greater than the product of (A) 80% of the Remaining Exchange Cap (as defined in the Exchange Agreement), multiplied by (B) such Holder’s Pro Rata Portion (with respect to each such holder of the Notes, the “Exchange Cap Allocation”).  In the event that any holder of the Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.  This Exchange  Cap  limitation  shall  in  no  way  limit  the  application  of  the  Conversion  Price Adjustment provisions of Section 7 of the Notes other than in respect of the number of shares of Common Stock which may be issued by the Company as a result of a conversion thereunder.  For the purpose of this Note, “Pro Rata Portion” shall mean the quotient obtained by dividing (x) the aggregate principal amount of the Holder’s Original Series Notes outstanding immediately prior to the consummation of the transactions contemplated by the Exchange Agreement and the Other Agreements by (y) the aggregate principal balance of the Original Series Notes held by all Investors outstanding immediately prior to the consummation of the transactions contemplated by the Exchange Agreement and the Other Agreements.

    (e)                Right of Alternate Conversion.

        (i)                 General. At any time after the occurrence of and during the continuance of an Event of Default the Holder may, at the Holder’s option, convert (each, an “Alternate Conversion”, and the date of such Alternate Conversion, each, an “Alternate Conversion Date”) all, or any part of, the Principal, accrued and unpaid Interest and any other amounts (including any premiums on such Principal and/or Interest) then outstanding hereunder or required to be paid to the Holder hereunder (whether payable in cash or shares of Common Stock) (the “Conversion Amount”) (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price.

      (ii)               Alternate Conversion. On any Alternate Conversion Date, the Holder may voluntarily convert any Alternate Conversion Amount pursuant to Section 3(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 3(e) of this Note that the Holder is electing to use the Alternate Conversion Price for such conversion.  Notwithstanding anything to the contrary in this Section 3(e), but subject to Section 3(d), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount to the Holder, such Alternate Conversion Amount may be converted by the Holder into shares of Common Stock pursuant to Section 3(c) without regard to this Section 3(e).

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(4)               EVENTS OF DEFAULT AND NOTICE THEREOF.

    (a)                Events of Default. Each of the following events shall constitute an “Event of Default”:

       (i)                  the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

        (ii)               the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Trading Days after the applicable Conversion Date, Company Redemption Date or redemption pursuant to a Change of Control, as the case may be, or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a proper request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

         (iii)             at any time following the tenth (10th) Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full amount of Principal and any accrued and unpaid Interest of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

         (iv)             the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges, or other amounts when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption amounts due hereunder) or any other Transaction Document (as defined in the Exchange Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and/or Late Charges when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

        (v)               any default under or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Exchange Agreement) in the principal amount of at least $10,000,000 in respect of any default (other than in respect of a default under the TPG Agreement, which shall not result in an Event of Default) or at least $5,000,000 in respect of any acceleration prior to maturity other than with respect to any Other Notes but expressly including any acceleration under the TPG Agreement;

        (vi)             the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

        (vii)            a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its material Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its material Subsidiaries or (C) orders the liquidation of the Company or any of its material Subsidiaries;

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        (viii)             a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $10,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

        (ix)               other than as specifically set forth in another clause of this Section 4(a), the Company breaches (subject to the materiality thresholds, if any, applicable in the related Transaction Document in the provisions thereof relating to events of default, termination rights of any Buyer or the right to any damages to be paid by the Company under such Transaction) any express representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any material Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

        (x)                 any breach or failure in any respect to comply with Section 8 or Section 13 of this Note; or

        (xi)               any Event of Default (as defined in the Other Notes) occurs and is continuing with respect to any Other Notes.

    (b)               Redemption Right.

       (i)                  Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within two (2) Business Days deliver written notice thereof via facsimile or email and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the amount of Principal of this Note the Holder is electing to require the Company to redeem and the date on which the Event of Default redemption shall occur (the “Event of Default Redemption Date”) which date shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of the Event of Default Redemption Notice. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price (the “Event of Default Redemption Price”) equal to the product of (A) the amount of Principal plus any accrued and unpaid Interest to be redeemed and (B) the Event of Default Redemption Premium, and shall be paid in accordance with the Cash and Stock Payment Mechanic (as defined in Section 8(b)) (it being understood that references therein to the Company Redemption Date shall be deemed references to the Event of Default Redemption Date).

       (ii)               Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 9. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. If a Change of Control transaction is publicly announced at a time when an Event of Default has occurred and is continuing but prior to redemption pursuant to an Event of Default Redemption Notice, the Holder may elect to receive the Change of Control Redemption Price instead of the Event of Default Redemption Price. If a Change of Control transaction is publicly announced within thirty (30) days following a redemption pursuant to an Event of Default Redemption Notice, the Holder shall be entitled to an additional payment equal to the additional amount the Holder would have been entitled to receive had the Change of Control been publicly announced pursuant to this Section 4(b). The parties hereto agree that in the event of the Company’s redemption of any portion of the Note or other payment payable under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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(5)               RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

    (a)               Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) such Fundamental Transaction is pursuant to an assumption, exchange, or other such agreement or document in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders, and (ii) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

    (b)               Redemption Right.

        (i)                 No sooner than sixty (60) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or email and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the earlier of Holder’s receipt of a Change of Control Notice or public announcement of a Change of Control and ending twenty (20) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the amount of Principal the Holder is electing to require the Company to redeem and the date on which the Change of Control redemption shall occur (the “Change of Control Redemption Date”), which date shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of the Change of Control Redemption Notice. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company at a price (the “Change of Control Redemption Price”) equal to the amount of the Company Redemption Price (as defined in Section 8(b)), and shall be paid in accordance with the Cash and Stock Payment Mechanic (as defined in Section 8(b)) (it being understood that references therein to the Company Redemption Date shall be deemed references to the Change of Control Redemption Date).

        (ii)               Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 9 and shall have priority to payments to stockholders in connection with a Change of Control as such redemption obligation shall constitute a debt obligation of the Company. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the amount of Principal to be redeemed under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3 (including, without limitation, the right to receive the amounts set forth in Section 3(f)). The Change of Control Redemption Price will be payable regardless of whether the amount of Principal to be redeemed is redeemed for cash or converted to shares of Common Stock pursuant to Section 3(f). The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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(6)               RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

   (a)                Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. The provisions of this Section shall apply similarly and equally to successive Purchase Rights. The provisions of Section 7(a) shall not apply with respect to any Purchase Rights, if the Holder elects to exercise such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such dividend or distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

   (b)               Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(7)               RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

   (a)               Adjustment of Conversion Price upon Issuance of Common Stock. Subject to the provisions of Section 6(a), if and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal to the product of (x) the Applicable Price and (y) the quotient determined by dividing (A) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (B) the product derived by multiplying (I) the Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable (except in connection with the issuance of Excluded Securities):

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       (i)                 Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

       (ii)               Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

       (iii)               Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

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      (iv)               Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, (x) the Options will be deemed to have been issued for a value determined by use of the Black-Scholes Option Pricing Model (the “Option Value”) and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company, less (II) the Option Value. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

        (v)               Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

    (b)               Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock dividend, stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

    (c)               Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding the issuance of Excluded Securities), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

    (d)              Voluntary Decrease. The Company may at any time during the term of this Note reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors.

(8)               MANDATORY REDEMPTION AND OPTIONAL REDEMPTION.

    (a)               Holder’s Right of Mandatory Redemption.

        (i)                 General. On the Holder Mandatory Redemption Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem all or any portion of this Note (a “Holder Mandatory Redemption”) by delivering written notice thereof to the Company (a “Holder Mandatory Redemption Notice”) at any time on or prior to such Holder Mandatory Redemption Date. The Holder Mandatory Redemption Notice shall indicate the amount of Principal the Holder is electing to have redeemed (the “Holder Mandatory Redemption Amount”) on the Holder Mandatory Redemption Date. The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to the amount of Principal and any accrued and unpaid Interest thereon being redeemed (the “Holder Mandatory Redemption Price”). Redemptions required by this Section 8 shall be made in accordance with the provisions of this Section 8 and Section 9. Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Holder receives the Holder Mandatory Redemption Price, the Holder Mandatory Redemption Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the Holder Mandatory Redemption Amount. The Company shall deliver written notice (the “Company Notice”) to the Holder no earlier than twenty (20) Business Days and no later than five (5) Business Days prior to the Holder Mandatory Redemption Date stating the Holder’s right of redemption under this Section 8 for the Holder Mandatory Redemption Date.

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        (ii)               Mechanics of Holder Mandatory Redemption. If the Holder elects a Holder Mandatory Redemption in accordance with Section 8(a)(i), then the Holder Mandatory Redemption Amount which is to be paid to the Holder on the applicable Holder Mandatory Redemption Date shall be redeemed by the Company, and the Company shall pay to the Holder on the later of (A) the applicable Holder Mandatory Redemption Date and (B) the second (2nd) Business Day following receipt by the Company of the Holder Mandatory Redemption Notice (the “Holder Mandatory Redemption Payment Date”), by wire transfer of immediately available funds, the Holder Mandatory Redemption Price. If the Company fails to redeem the Holder Mandatory Redemption Amount on the Holder Mandatory Redemption Payment Date by payment of the Holder Mandatory Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation shall be deemed a “Conversion Notice” pursuant to Section 3(c) for purposes of this Note), the Holder may require the Company to convert all or any part of the Holder Mandatory Redemption Amount at 75% of the Optional Interest Price. Conversions made pursuant to this Section 8(a) shall be made in accordance with the provisions of Section 3(c).

    (b)               Company’s Right of Optional Redemption; Mandatory Redemption from Net Proceeds of Specified Asset Sales.

        (i)                Optional Redemption.

             (A)             At any time and from time to time on or after the Issuance Date and prior to December 31, 2014, the Company shall have the right, in its sole discretion, subject to any required consent of the Company’s senior secured lenders, to redeem all or any portion of this Note (a “Company Redemption”) in integral multiples of $100,000 at par plus accrued and unpaid interest.

            (B)              At any time and from time to time on or after December 31, 2014, the Company shall have the right, in its sole discretion, subject to any required consent of the Company’s senior secured lenders, to effect a Company Redemption in integral multiples of $100,000. The portion of this Note subject to redemption pursuant to this Section 8(b)(i)(B) shall be redeemed by the Company at a price (the “Company Redemption Price”) equal to the greater of (A) 130% of the sum of (x) the Principal being redeemed, and (y) accrued and unpaid Interest, if any, with respect to such Principal (such unpaid Interest amount together with the related Principal being redeemed, the “Principal Amount”), and (B) the product obtained by multiplying (x) the quotient obtained by dividing the Principal and accrued and unpaid Interest, if any, with respect to such Principal, being redeemed by the Conversion Price, and (y) the arithmetic average of the Weighted Average Prices of the Common Stock on each of the five last Trading Days ending on the Trading Day immediately prior to the applicable Company Redemption Notice Date (as defined below) (the “Prepayment Formula Amount”); provided, that, 100% of the face value of the Principal Amount shall be paid for in cash on a dollar-for-dollar basis (the “Cash Payment”), and any amounts due in excess of such Principal Amount shall be paid in such number of freely tradable Common Stock equal to the quotient obtained by dividing (x) the excess of (i) the Prepayment Formula Amount determined as of the Company Redemption Date (as defined below) over (ii) the Cash Payment, and (y) 85% of the arithmetic average of the Weighted Average Prices of the Common Stock on (i) each of the fifteen (15) consecutive Trading Days ending on the Trading Day immediately prior to the date of the Company Redemption Date and (ii) each of the fifteen (15) consecutive Trading Days commencing on the date of the Company Redemption Date (the final Trading Day of such fifteen (15) Trading Day period, the “Company Redemption Stock Pricing Date”) (the foregoing proviso herein referred to as the “Cash and Stock Payment Mechanic”); and provided further that in the event of an Equity Conditions Failure or the failure to receive Stockholder Approval during the period beginning on the Company Redemption Notice Date and ending on and including the Company Redemption Date, the foregoing Cash and Stock Payment Mechanic shall not apply to redemptions made pursuant to this Section 8(b)(i)(B), which such redemptions shall be made in cash only, in an amount equal to the Prepayment Formula Amount.

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        (ii)               Mandatory Redemption from Net Proceeds of Specified Asset Sales.

            (A)             Notwithstanding the foregoing, any portion of this Note redeemed by the Company pursuant to this Section 8(b) from the Net Proceeds (as defined in the TPG Agreement) of any Specified Asset Sales shall be redeemed for cash to be applied to the Principal and accrued and unpaid Interest and accrued and unpaid Late Charges being redeemed at par if such redemption occurs prior to December 31, 2014, or at a price in accordance with Section 8(b)(i)(B) hereof if such redemption occurs on or after December 31, 2014.

            (B)              Notwithstanding anything to the contrary herein, the Company shall apply all Net Proceeds of Specified Asset Sales towards the retirement of certain of the Company’s outstanding Indebtedness in the following manner:

                  (1)               First, any Net Proceeds of Revolver Priority Collateral (as defined in the TPG Agreement) sold in such Specified Asset Sales shall be applied to pay the principal of the Revolving Loans (as defined in the TPG Agreement) until paid in full;

             (2)               Second, subject to the right of the Term Loan Lenders (as defined in the TPG Agreement to waive such prepayment, the next $13,000,000 of Net Proceeds of Specified Asset Sales shall be applied to prepay the principal of the Term Loans (as defined in the TPG Agreement) in the inverse order of maturity;

                (3)               Third, the next $4,489,671 of Net Proceeds of Specified Asset Sales shall be applied first to redeem the Senior C Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to April 30, 2015, or at a purchase price determined in accordance with Section 8(b)(i)(B) of the Series C Convertible Notes if such redemption occurs on or after April 30, 2015, and second, to the extent any Net Proceeds of Specified Asset Sales remain from such $4,489,671 after the discharge in full of the outstanding principal amount of the Series C Convertible Notes, to redeem the Series B Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to December 31, 2014, or at a purchase price determined in accordance with Section 8(b)(i)(B) hereof if such redemption occurs on or after December 31, 2014; and

                  (4)               Fourth, the remaining Net Proceeds of Specified Asset Sales shall be applied (x) 35% (or 0% once (i) $13,469,013 of the Notes have been redeemed or (ii) the Series B Convertible Notes and Series C Convertible Notes have been redeemed) first to redeem the Senior C Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to April 30, 2015, or at a purchase price determined in accordance with Section 8(b)(i)(B) of the Series C Convertible Notes if such redemption occurs on or after April 30, 2015, and second to the extent any Net Proceeds of Specified Asset Sales remain from such 35% after the discharge in full of the outstanding principal amount of the Series C Convertible Notes, to redeem the Series B Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to December 31, 2014, or at a purchase price determined in accordance with Section 8(b)(i)(B) hereof if such redemption occurs on or after December 31, 2014, and (y) subject to the right of the Term Loan Lenders to waive such prepayment, 65% (or 100% once (i) $13,469,013 of the Notes have been redeemed or (ii) the Series B Convertible Notes and Series C Convertible Notes have been redeemed) to prepay the principal of the Term Loans in the inverse order of maturity; provided, that, no payments shall be made pursuant to clauses (2) through (4) above in this section until the aggregate amount of Net Proceeds of Specified Asset Sales equals $17,500,000 or greater; provided further, that until an aggregate amount of Net Proceeds of Specified Asset Sales of at least $17,500,000 is received, the aggregate amount of Net Proceeds of Specified Asset Sales not applied pursuant to clause (1) above in this section shall be held in a deposit account subject to the sole dominion and control of the Agent (as defined in the TPG Agreement (the “Reserve Account”); provided, that if any amounts remain in the Reserve Account on or after December 31, 2014, then all such amounts on deposit therein at any time shall be applied to prepay the principal of the Term Loans in the inverse order of maturity.

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      (iii)             Mechanics. The Company may exercise its redemption right under Section 8(b)(i), or shall effect a redemption pursuant to Section 8(b)(ii)(B)(3) or Section 8(b)(ii)(B)(4), as applicable, by delivering a written notice thereof by facsimile or email and overnight courier to the Holder (the “Company Redemption Notice” and the date such notice is delivered to the Holder is referred to as the “Company Redemption Notice Date”). A Company Redemption Notice shall be irrevocable. Each Company Redemption Notice shall state the aggregate Principal of this Note subject to such Company Redemption pursuant to this Section 8(b) on the Company Redemption Date plus accrued and unpaid Late Charges (the “Company Redemption Amount”). Upon receipt of a Company Redemption Notice, if the Holder elects to convert any or all of the Principal to be so redeemed hereby, the Holder shall deliver to the Company written notice of such election, and the Principal and any accrued and unpaid Interest thereon to be converted shall be so converted in accordance with Section 3(c) no later than the date on which the Company Redemption shall occur (the “Company Redemption Date”) which date (A) shall be set forth in the Company Redemption Notice and (B) shall not be less than five (5) Business Days nor more than ten (10) Business Days after the Company Redemption Notice Date.

      (iv)             Pro Rata Redemption Requirement. If the Company elects to cause a Company Redemption pursuant to Section 8(b), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects to cause a Company Redemption pursuant to this Section 8(b) (or similar provisions under the Other Notes) with respect to less than all of the principal amount of the Notes then outstanding, then the Company shall require redemption of a Principal amount from the Holder and each holder of the Other Notes equal to the product of (A) the aggregate principal amount of Notes which the Company has elected to cause to be redeemed pursuant to Section 8(b), multiplied by (B) the fraction, the numerator of which is the sum of the initial principal amount of Notes purchased by such holder and the denominator of which is the initial principal amounts of Notes purchased by all holders holding outstanding Notes (such fraction with respect to each holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each holder is referred to as its “Pro Rata Redemption Amount”); provided that in the event that the initial holder of any Notes has sold or otherwise transferred any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Redemption Allocation Percentage and Pro Rata Redemption Amount.

    (c)                True Up.

        (i)                 On the True Up Date (as defined below), subject to Section 3(d), the Company shall deliver to the Holder, provided the formula set forth below yields a number greater than zero, an additional number of shares of Common Stock (the "True Up Common Shares") equal to (A) the quotient obtained by dividing (x) the excess of (i) the Prepayment Formula Amount determined as of the Company Redemption Date over (ii) the Cash Payment, by (y) 85% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the twenty (20) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Company Redemption Stock Pricing Date, less (B) the number of Common Shares previously delivered to the Holder on the Company Redemption Stock Pricing Date pursuant to Section 8(b) hereof. For purposes of this Note, the "True Up Date" shall mean the twenty-first (21st) Trading Day immediately following the Company Redemption Date, provided that such Company Redemption Date occurs on or after December 31, 2014. The "True Up Period" shall mean the period consisting of each of the twenty (20) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Company Redemption Date, provided that such Company Redemption Date occurs on or after December 31, 2014.

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    (d)               Redemptions Generally. Any redemptions made pursuant to this Section 8 shall be made in accordance with Section 9. No later than one (1) Trading Day following the Holder Mandatory Redemption Date or any Company Redemption Date, the Company shall file a Current Report on Form 8-K, describing the terms of such Holder Mandatory Redemption or Company Redemption, as the case may be. To the extent redemptions required by this Section 8 are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 8, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 8 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(9)               REDEMPTION MECHANICS.

   (a)                Redemption by the Holder. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company shall deliver the applicable Holder Mandatory Redemption Price on the applicable Holder Mandatory Redemption Payment Date. Any Cash Payment payable in respect of the applicable Company Redemption Price shall be delivered by the Company on the applicable Company Redemption Date, and any issuance of shares of Common Stock shall be delivered to the Holder, in the same manner as set forth in Section 3(c)(ii) hereof, within three (3) Trading Days of the Company Redemption Stock Pricing Date. In the event of a redemption or conversion of less than all of the Principal of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. If the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption or conversion, to require the Company to promptly return to the Holder all or any portion of this Note representing the amount of Principal that was submitted for or subject to redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid or shares of Common Stock have not been issued therefore, or any combination thereof. Upon the Company’s receipt of such cancellation notice, (x) the applicable Redemption Notice shall be null and void with respect to such amount of Principal that was not redeemed or converted, and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 17(d)) to the Holder representing such amount of Principal to be redeemed. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the amount of Principal subject to such notice.

    (b)               Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), or Section 5 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than two (2) Business Days of its receipt thereof, forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

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(10)           NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Notwithstanding anything herein to the contrary, if after the six (6) month anniversary of the Issuance Date, the Holder is not permitted to convert this Note in full for any reason (other than pursuant to restrictions set forth in Section 3(d)(i) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

(11)           RESERVATION OF AUTHORIZED SHARES.

    (a)                Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to or exceeding the maximum number of shares of Common Stock initially issuable upon conversion of the Notes. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Exchange Agreement) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

   (b)               Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

(12)           VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

(13)           COVENANTS.

    (a)                Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and, subject to the terms and conditions of the Subordination Agreement, shall be unsubordinated obligations of the Company and (b) shall be senior to all other Indebtedness of the Company permitted to be incurred pursuant to clause (iv) of the definition of “Permitted Indebtedness.” The Holder hereby acknowledges and agrees that this Note and all Indebtedness and other obligations related to this Notes are subject to the terms of the Subordination Agreement, which Subordination Agreement is binding, enforceable and in full force and effect against the Holder.

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    (b)               Incurrence of Indebtedness.

        (i)                 So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee or assume any Indebtedness other than (x) Permitted Indebtedness and (y) any additional Indebtedness (other than Indebtedness described in clause (iv) of the definition of “Permitted Indebtedness”) that (1) either (A) does not contain any issuances of any equity securities of the Company or any of its Subsidiaries (other than the Warrants) in the event that, as of the applicable time of determination, the Company shall have not yet obtained the Stockholder Approval (as defined in the Exchange Agreement), or (B) does not contain any material equity component in the event that, as of the applicable time of determination, the Company shall have, on or prior to such time, obtained the Stockholder Approval, and (2) the ratio of Consolidated Funded Indebtedness of the Company and its Subsidiaries to TTM EBITDA of the Company and its Subsidiaries for the twelve month period most recently ended (as measured as of the end of the most recently completed fiscal quarter) does not exceed 3.50 to 1.00 (both immediately prior to the incurrence, guarantee or assumption of such additional Indebtedness and immediately after giving effect thereto). For the avoidance of doubt, this Note and the Other Notes shall not be included in the incurred indebtedness calculation of clause Section 13(b)(i)(y) above.

       (ii)               For purposes of this Section 13(b), “Consolidated Funded Indebtedness” and “TTM EBITDA” shall have the meanings set forth in Section 29 hereof.

         (iii)             The Company shall provide a written report to the Holders of the results of the ratio analysis set forth in Section 13(b)(i) no later than the date the Company first announces its financial results for a fiscal quarter or fiscal year. If the Company is not in compliance with such ratio as of the applicable measurement date, the Company shall publicly disclose such results concurrently with its disclosure to the Holders.

  (c)                Restriction on Redemption and Cash Dividends. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders; provided, however, the provisions of this Section 13(c) shall not apply if the Closing Sale Price or Closing Bid Price, as applicable, of the Common Stock is greater than 125% of the Conversion Price in effect for the ten (10) Trading Day period ending on the date immediately prior to the date the Company’s board of directors approves a record date for a cash dividend, the public announcement of which shall be made no later than the next Business Day.

(14)           PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock (provided, however, to the extent that the Holder’s right to participate in any such dividend or distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(15)           VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Holders shall be required for any change or amendment to this Note or the Other Notes. No consideration shall be offered or paid to any holder of Notes to amend or consent to a waiver or modification of the Notes unless the same consideration also is offered to all of the holders of Notes.

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(16)           TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(i) of the Exchange Agreement.

(17)           REISSUANCE OF THIS NOTE.

  (a)                Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

  (b)               Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

  (c)                Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

  (d)               Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges, if any, on the Principal and Interest of this Note, from the Issuance Date.

(18)           REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

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(19)             PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable and documented costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

(20)             CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(21)             FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(22)             DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(23)             NOTICES; PAYMENTS.

    (a)                Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 8(k) of the Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

    (b)               Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Investors attached to the Exchange Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under this Note which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate that would have applied during the incurrence and continuance of an Event of Default (“Late Charge”).

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(24)             CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(25)             RELEASE OF CLAIMS AND PRESERVATION OF RIGHTS. Effective on the Closing Date (as defined in the Exchange Agreement), the Company and its agents, representatives, predecessors and successors in interest assigns hereby (i) conclusively, absolutely, unconditionally, irrevocably and forever remise, acquit, waive, releases and discharge the Holder and each of the Holder’s agents, advisors, representatives, predecessors and successors in interest from any and all claims, demands, obligations, liabilities and causes of action of any kind or character, whether known or unknown, suspected or unsuspected, asserted or unasserted, direct or indirect, at law or in equity, that the Company may now have or that might subsequently accrue to him or it arising out of or relating to the Original Series Notes (as defined in the Exchange Agreement) (the “Released Claims”), and (ii) covenants and agrees never to institute or cause to be instituted any suit, investigation or other form of action or proceeding of any kind or nature whatsoever against any of the Holder or the Holder’s agents, advisors, representatives, predecessors and successors in interest based upon the Original Series Notes (as defined in the Exchange Agreement) and the Released Claims.

(26)             WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Exchange Agreement.

(27)             GOVERNING LAW; JURISDICTION; JURY. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address as provided in Section 23 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(28)             Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(29)             CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

   (a)                “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

    (b)               “Alternate Conversion Price” means, with respect to any Alternate Conversion, that price which shall be the lower of (i) the applicable Conversion Price as in effect on the Trading Day immediately preceding the time of the delivery or deemed delivery of the applicable Conversion Notice and (ii) 75% of 90% of the arithmetic average of the Weighted Average Price of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Notice Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Notice Measuring Period.

    (c)                “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any consultant, employee, officer or director for services provided to the Company.

    (d)               “Bloomberg” means Bloomberg Financial Markets.

    (e)                “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

    (f)                “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

    (g)               “Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a "synthetic lease" (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

    (h)               “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

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   (i)                 “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

   (j)                 “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

    (k)               “Closing Date” shall have the meaning set forth in the Exchange Agreement.

   (l)                 “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time or exercised at any time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Notes.

   (m)             “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person and its Subsidiaries for such period: (A) Consolidated Net Interest Expense, (B) net income tax expense, (C) depreciation expense, (D) amortization expense, (E) non-cash compensation charges; provided that, for the purposes of calculating Consolidated EBITDA, the Consolidated EBITDA of any Person acquired by, or of a Person substantially all of whose assets are being acquired by, the Company or one or more of its Subsidiaries pursuant to an acquisition consented to in writing by the “Required Lenders” under and as defined in the TPG Agreement during such period shall be included on a pro forma basis for such period (as if the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period).

   (n)               “Consolidated Funded Indebtedness” means, with respect to any Person at any date, all Indebtedness for borrowed money or letters of credit of such Person, determined on a consolidated basis in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date, including, in any event, but without duplication, with respect to the Company and its Subsidiaries, the amount of their Capitalized Lease Obligations, and the amount of the TPG Indebtedness, but excluding, in any event, the Convertible Subordinated Debt to the extent permitted hereunder.

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   (o)               “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any non-cash extraordinary or non-recurring gains or losses or non-cash gains or losses from dispositions, (b) restructuring charges, (c) effects of discontinued operations, (d) interest that is paid-in-kind, (e) interest income, and (f) any tax refunds, net operating losses or other net tax benefits received during such period on account of any prior period.

   (p)               “Consolidated Net Interest Expense” means, with respect to any Person for any period, gross cash interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in such gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

   (q)               “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

   (r)                 “Convertible Securities” means any stock, warrants, rights or other securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

   (s)                “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Capital Market, The NASDAQ Global Select Market or the OTC Market.

   (t)                 “Equity Conditions” means that each of the following conditions is satisfied: (i) all shares of Common Stock issuable upon conversion of the Notes or otherwise pursuant to this Note shall be eligible for sale without restriction (other than restrictions created by the Holder, including restrictions resulting from the Holder being an “affiliate” of the Company as defined in Rule 144) pursuant to Rule 144 (and not subject to the provisions of Rule 144(c)(i)) and without the need for registration under any applicable federal or state securities laws; (ii) the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending in writing by such exchange or market; (iii) during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination, the Company shall have delivered shares of common Stock upon conversion of the Notes to the holders on a timely basis as set forth in Section 3(c)(ii) hereof (and analogous provisions under the Other Notes); (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market or any applicable Eligible Market; (iii) the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (iv) there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, or (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; (v) the Company shall have no knowledge of any fact that would cause any shares of Common Stock issuable upon conversion of the Notes not to be eligible for sale without restriction pursuant to Rule 144 (and not subject to the provisions of Rule 144(c)(i)) and any applicable state securities laws; and (vi) the Company otherwise shall have been in material compliance with and shall not have breached any provision, covenant, representation or warranty of any material Transaction Document.

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   (u)               “Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the applicable the Company Redemption Notice Date through the applicable Company Redemption Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

   (v)               “Event of Default Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) – (v) and (viii) – (xi), 130% or (ii) in the case of the Events of Default described in Section 4(a)(vi) – (vii), 100%.

   (w)             “Exchange Agreement” means that certain Exchange Agreement, dated as of the date hereof, by and between the Company and the Holder.

   (x)               “Excluded Security” means any Common Stock issued or issuable: (i) in connection with acquisitions with one or more non-affiliated third parties on an arm’s length basis, the primary purpose of which is not to raise additional capital, which is less than $3,000,000; (ii) in connection with the grant of options to purchase Common Stock, restricted stock awards or other stock-based awards or sales, with, in the case of stock options or other stock-based awards requiring payment therefor, exercise or purchase prices not less than the market price of the Common Stock on the date of grant or issuance, which are issued, granted or sold to employees, officers or directors of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an Approved Stock Plan, and the Common Stock issued upon the exercise thereof; (iii) pursuant to one or more bona fide firm commitment underwritten public offerings consummated following the date hereof with nationally recognized underwriters, which generate gross proceeds to the Company, in the aggregate, of not more than $15,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act and “equity lines”); and (iv) upon exercise of any Options or Convertible Securities which are outstanding on the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date to lower the exercise or conversion price, to increase the number of shares of capital stock issuable upon conversion or exercise, to extend the expiration or termination date or to change the antidilution provisions.

   (y)                 “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Company.

  (z)                  “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis in accordance with past practice.

   (aa)              “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

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   (bb)             “Holder Mandatory Redemption Date” means the earlier of (a) May 31, 2020 and (ii) such date that the Company’s senior secured lenders no longer prohibit such payment.

   (cc)              “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, “Indebtedness” shall not include unsecured indebtedness to trade creditors incurred in the ordinary course of business.

   (dd)            “Interest Rate” means 13.50% per annum, payable in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d), subject to adjustment as set forth in Section 2.

   (ee)              “Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries.

   (ff)               “Optional Interest Price” means, the lower of (i) the applicable Conversion Price and (ii) that price which shall be computed as 90% of the arithmetic average of the Weighted Average Price of the Common Stock on each five (5) consecutive Trading Days immediately preceding the applicable Conversion Date (each such period, an “Optional Interest Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during the applicable such Optional Interest Measuring Period.

    (gg)             “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

    (hh)             “Permitted Indebtedness” means (i) Indebtedness under the TPG Agreement in an aggregate principal amount not to exceed $112,000,000 at any time, (ii) Indebtedness other than described in clause (i) of this definition outstanding on the Subscription Date, pursuant to SEC filings or Schedule A attached hereto, (iii) the Indebtedness evidenced by this Note and the Other Notes, (iv) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of fifteen and one half percent (15.50%) per annum, (v) Indebtedness secured by Permitted Liens, (vi) intercompany Indebtedness between (1) the Company and any Subsidiary of the Company or (2) any Subsidiaries of the Company, (vii) guaranties of Permitted Indebtedness of the Company or any Subsidiary of the Company secured by Permitted Liens, and (viii) extensions, refinancings and renewals of any items of Permitted Indebtedness and any Indebtedness that was permitted to be incurred pursuant to Section 13(b) hereof, provided that the principal amount (or in the case of revolving credit facilities, the maximum amount of revolving commitments thereunder) is not increased (other than to account for costs, expenses and fees relating to such extensions, refinancings or renewals) or the terms modified to impose materially more burdensome terms upon the Company or its Subsidiaries, as the case may be, other than with respect to an increase in the interest rate applicable to such Indebtedness so long as the interest rate applicable thereto is on terms consistent with then prevailing market terms and, either (x) if as of the applicable time of determination the Company shall have not yet obtained the Stockholder Approval (as defined in the Exchange Agreement), no issuance of any equity securities of the Company or any of its Subsidiaries (other than the Warrants) is contained in such extensions, refinancings or renewals or (y) if as of the applicable time of determination the Company shall have, on or prior to such time, obtained the Stockholder Approval, no material equity component is contained in such extensions, refinancings or renewals.

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   (ii)                 “Permitted Liens” means (i) Liens securing Indebtedness under the TPG Agreement, (ii) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (iii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iv) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(viii).

   (jj)                 “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

   (kk)               “Principal Market” means the NYSE MKT.

  (ll)                 “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Company Redemption Notice and the Holder Mandatory Redemption Notice, each of the foregoing, individually, a Redemption Notice.

  (mm)           “Redemption Prices” means, collectively, the Event of Default Redemption Price, the Change of Control Redemption Price, the Company Redemption Price and the Holder Mandatory Redemption Price (each of the foregoing, individually, a “Redemption Price”).

    (nn)             “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

    (oo)             “SEC” means the United States Securities and Exchange Commission.

    (pp)             “Specified Asset Sales” shall have the meaning specified in the TPG Agreement.

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  (qq)             “Subscription Date” shall mean October 21, 2014.

   (rr)                “Subsidiary” means any entity in which the Company, directly or indirectly, owns a controlling interest of the capital stock or holds a controlling equity or similar interest.

  (ss)             “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

   (tt)                “TPG Agreement” means that certain Financing Agreement, dated as of November 21, 2013 by and among the Company, each subsidiary of the Company listed as a Borrower” on the signature pages thereto, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, TPG Specialty Lending, Inc. as agent for the lenders and lead arranger, and the person party thereto from time to time as service agent for the lenders, as the same has been and may be amended, restated, supplemented, extended, renewed, or otherwise modified from time to time, together with any refinancings thereof from time to time and any amendments, restatements, supplements, extensions, renewals and modifications of any of such refinancing.

   (uu)             “TPG Indebtedness” means Indebtedness of the Company and its Subsidiaries owing under the TPG Agreement.

   (vv)             “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

   (ww)         “TTM EBITDA” means, as of any date of determination and with respect to a Person, the Consolidated EBITDA of such Person and its Subsidiaries for the period of 12 consecutive months most recently ended.

   (xx)             “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

   (yy)             “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

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(30)           DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

Metalico, Inc.

By:
	Name:	Carlos E. Agüero
	Title:	President

[Signature Page to Series B Convertible Note [Investor]]

EXHIBIT I

METALICO, INC.
CONVERSION NOTICE

Reference is made to the Series B Convertible Note (the “Note”) issued to the undersigned by Metalico, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the amount of Principal (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:
Aggregate amount of Principal to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
☐ If this Conversion Notice is being delivered on any Alternate Conversion Date, check here if Holder is electing to use the following Alternate Conversion Price:____________
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Corporate Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [●], 2014 from the Company and acknowledged and agreed to by Corporate Stock Transfer, Inc.

Metalico, Inc.

By:
	Name:	Carlos E. Agüero
	Title:	President

Exhibit E

[FORM OF SERIES C CONVERTIBLE NOTE]

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT TO THIS NOTE AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT DATED AS OF MAY 1, 2008 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT"), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, ABLECO FINANCE LLC, AS SECOND LIEN AGENT, AND THE JUNIOR LENDERS (AS THAT TERM IS DEFINED THEREIN); IT BEING UNDERSTOOD AND AGREED THAT TPG SPECIALTY LENDING, INC. IS THE EXISTING FIRST LIEN AGENT AS OF THE DATE HEREOF.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS NOTE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.

Metalico, Inc.

Series C Convertible Note

Issuance Date: October 21, 2014	Original Principal Amount: U.S. $[●]

FOR VALUE RECEIVED, METALICO, INC., a Delaware corporation (the “Company”), hereby promises to pay to [●] or registered assigns (the “Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Series C Convertible Note (including all Series C Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Series A Convertible Notes, Series B Convertible Notes and Series C Convertible Notes issued pursuant to the Exchange Agreement on the Closing Date (collectively, the “Notes” and such other Series A Convertible Notes, Series B Convertible Notes and Series C Convertible Notes, the “Other Notes”). Certain capitalized terms used herein but not otherwise defined herein or in Section 29 hereof shall have the meanings ascribed to such terms in the Exchange Agreement.

(1)            MATURITY. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, and accrued and unpaid Interest and accrued and unpaid Late Charges, if any, on such Principal and Interest. The “Maturity Date” shall be July 1, 2024, as may be extended at the option of the Holder.

(2)            INTEREST; INTEREST RATE. (a) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears for each three-month period following the Issuance Date on January 31, April 30, July 31 and October 31 of each year and on the Maturity Date (each, an “Interest Date”) with the first Interest Date being October 31, 2014. Interest shall be payable on each Interest Date in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d), to the record holder of this Note on each January 15, April 15, July 15 and October 15 immediately preceding the applicable Interest Date and on the Maturity Date, with respect to the Interest to be paid on such date.

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(b)               Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate. From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to 16.50% per annum, payable in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

(3)               CONVERSION OF NOTES. The Principal of this Note and any accrued and unpaid Interest shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

(a)               Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the six (6) month anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the Principal and any accrued and unpaid Interest into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below); provided that if the Stockholder Approval (as defined in the Exchange Agreement) is received prior to such six (6) month anniversary, the Holder shall have the right to convert this Note at any time following such Stockholder Approval. Notwithstanding the foregoing, the Holder shall only be permitted to effect a voluntary conversion of this Note pursuant to Section 3(e) hereof prior to the Measuring Date (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Holder shall be entitled, at the Holder’s option, to receive either (x) a cash payment equal to the excess of the amount of the Principal and any accrued and unpaid Interest to be converted for such fractional share or (y) a whole share if the Holder converts an additional portion of its Principal and any accrued and unpaid Interest so as to acquire one whole share. The Company shall pay any and all transfer, stamp, and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Principal and any accrued and unpaid Interest.

(b)               Conversion Rate. The number of shares of Common Stock issuable upon conversion of the amount of Principal and any accrued and unpaid Interest to be converted pursuant to Section 3(a) shall be equal to the quotient obtained by dividing (x) such Principal amount and any accrued and unpaid Interest thereon by (y) the Conversion Price (the “Conversion Rate”). The “Conversion Price” means, as of any Conversion Date (as defined below), 110% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the thirty (30) consecutive Trading Days including the fifteen (15) consecutive Trading Days prior to April 30, 2015 and the fifteen (15) consecutive Trading Days commencing on and including April 30, 2015. For purposes of this Note, the “Measuring Date” shall mean the final Trading Day of the period consisting of each of the fifteen (15) consecutive Trading Days commencing on, and including April 30, 2015.

(c)                Mechanics of Conversion.

(i)                 Optional Conversion. To convert any or all of the Principal and any accrued and unpaid Interest into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).

(ii)               On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the first (1st) Trading Day following the Measuring Date, the Company shall transmit by facsimile notice to the Holder of the initial Conversion Price pursuant to Section 3(b), setting forth in reasonable detail and certifying the calculation of such Conversion Price.  Within three (3) Trading Days of the later of (i) the Conversion Date or the Measuring Date (the “Share Delivery Date”), the Company shall (x) provided that the Transfer Agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and less than all of the Principal of this Note is being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

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(iii)               Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Principal and any accrued and unpaid Interest on or prior to the date which is three (3) Trading Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each Trading Day of such Conversion Failure in an amount equal to 1.5% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (2) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(iii) or otherwise. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any Principal and any accrued and unpaid Interest so elected for conversion or on any date of the Company’s obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (I) such number of shares of Common Stock, times (II) the Closing Bid Price on the Conversion Date.

(iv)               Registration; Book-Entry. The Company shall cause its transfer agent to maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 17. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest, and Late Charges, if any, converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

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(v)               Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date; provided, the Company shall also comply with the provisions of Section 3(a) in respect of fractional shares that would otherwise be issued. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(d)               Limitations on Conversions.

(i)                 Beneficial Ownership. The Company shall not effect any conversion of this Note or otherwise issue shares of Common Stock hereunder, and the Holder of this Note shall not have the right to convert any portion of this Note or otherwise receive shares of Common Stock hereunder pursuant to Section 3(a), to the extent that after giving effect to such conversion or issuance, as applicable, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any Other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall, within one (1) Business Day of the receipt of such request, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates and any Other Notes since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. To the extent the Company is prohibited from issuing shares of Common Stock to the Holder pursuant to this Section 3(d)(i), in lieu of issuing such shares of Common Stock, the Holder shall be entitled to receive rights to such shares pursuant to Section 4 of the Exchange Agreement.

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(ii)               Market Regulation. Unless and until the Stockholder Approval (as defined in the Exchange Agreement) has been obtained, the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note if the issuance of such shares of Common Stock combined with the issuance of shares of Common Stock pursuant to the other Securities (as defined in the Exchange Agreement) and shares of Common Stock underlying warrants issued to TPG Specialty Lending, Inc. or an affiliate thereof on or about the Closing Date (the “Warrants”), together with such shares of Common Stock issued or issuable pursuant to the Other Agreements (as defined in the Exchange Agreement) would, in the aggregate, exceed 9,645,043 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) (which is less than 20% of 48,225,219 shares of Common Stock outstanding on the date hereof) (the “Exchange Cap”).  Until such Stockholder Approval is obtained, (x) at any time during the Additional Common Shares Measurement Period (as defined in the Exchange Agreement), the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note, and (y) at any time after the Additional Common Shares Measurement Period, no holder of the Notes shall be issued in the aggregate, upon conversion of Notes, shares of Common Stock in an amount greater than the product of (A) 80% of the Remaining Exchange Cap (as defined in the Exchange Agreement), multiplied by (B) such Holder’s Pro Rata Portion (with respect to each such holder of the Notes, the “Exchange Cap Allocation”).  In the event that any holder of the Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.  This Exchange Cap  limitation  shall  in  no  way  limit  the  application  of  the  Conversion  Price Adjustment provisions of Section 7 of the Notes other than in respect of the number of shares of Common Stock which may be issued by the Company as a result of a conversion thereunder.  For the purpose of this Note, “Pro Rata Portion” shall mean the quotient obtained by dividing (x) the aggregate principal amount of the Holder’s Original Series Notes outstanding immediately prior to the consummation of the transactions contemplated by the Exchange Agreement and the Other Agreements by (y) the aggregate principal balance of the Original Series Notes held by all Investors outstanding immediately prior to the consummation of the transactions contemplated by the Exchange Agreement and the Other Agreements.

(e)            Right of Alternate Conversion.

(i)                 General. At any time after the occurrence of and during the continuance of an Event of Default the Holder may, at the Holder’s option, convert (each, an “Alternate Conversion”, and the date of such Alternate Conversion, each, an “Alternate Conversion Date”) all, or any part of, the Principal, accrued and unpaid Interest and any other amounts (including any premiums on such Principal and/or Interest) then outstanding hereunder or required to be paid to the Holder hereunder (whether payable in cash or shares of Common Stock) (the “Conversion Amount”) (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price.

(ii)               Alternate Conversion. On any Alternate Conversion Date, the Holder may voluntarily convert any Alternate Conversion Amount pursuant to Section 3(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 3(e) of this Note that the Holder is electing to use the Alternate Conversion Price for such conversion.  Notwithstanding anything to the contrary in this Section 3(e), but subject to Section 3(d), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount to the Holder, such Alternate Conversion Amount may be converted by the Holder into shares of Common Stock pursuant to Section 3(c) without regard to this Section 3(e).

(4)            EVENTS OF DEFAULT AND NOTICE THEREOF.

(a)            Events of Default. Each of the following events shall constitute an “Event of Default”:

(i)                 the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

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(ii)               the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Trading Days after the applicable Conversion Date, Company Redemption Date or redemption pursuant to a Change of Control, as the case may be, or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a proper request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

(iii)               at any time following the tenth (10th) Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full amount of Principal and any accrued and unpaid Interest of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

(iv)               the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges, or other amounts when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption amounts due hereunder) or any other Transaction Document (as defined in the Exchange Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and/or Late Charges when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

(v)                 any default under or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Exchange Agreement) in the principal amount of at least $10,000,000 in respect of any default (other than in respect of a default under the TPG Agreement, which shall not result in an Event of Default) or at least $5,000,000 in respect of any acceleration prior to maturity other than with respect to any Other Notes but expressly including any acceleration under the TPG Agreement;

(vi)               the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(vii)             a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its material Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its material Subsidiaries or (C) orders the liquidation of the Company or any of its material Subsidiaries;

(viii)             a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $10,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(ix)               other than as specifically set forth in another clause of this Section 4(a), the Company breaches (subject to the materiality thresholds, if any, applicable in the related Transaction Document in the provisions thereof relating to events of default, termination rights of any Buyer or the right to any damages to be paid by the Company under such Transaction) any express representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any material Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

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(x)                 any breach or failure in any respect to comply with Section 8 or Section 13 of this Note; or

(xi)               any Event of Default (as defined in the Other Notes) occurs and is continuing with respect to any Other Notes.

(b)           Redemption Right.

(i)                 Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within two (2) Business Days deliver written notice thereof via facsimile or email and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the amount of Principal of this Note the Holder is electing to require the Company to redeem and the date on which the Event of Default redemption shall occur (the “Event of Default Redemption Date”) which date shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of the Event of Default Redemption Notice. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price (the “Event of Default Redemption Price”) equal to the product of (A) the amount of Principal plus any accrued and unpaid Interest to be redeemed and (B) the Event of Default Redemption Premium, and shall be paid in accordance with the Cash and Stock Payment Mechanic (as defined in Section 8(b)) (it being understood that references therein to the Company Redemption Date shall be deemed references to the Event of Default Redemption Date).

(ii)               Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 9. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. If a Change of Control transaction is publicly announced at a time when an Event of Default has occurred and is continuing but prior to redemption pursuant to an Event of Default Redemption Notice, the Holder may elect to receive the Change of Control Redemption Price instead of the Event of Default Redemption Price. If a Change of Control transaction is publicly announced within thirty (30) days following a redemption pursuant to an Event of Default Redemption Notice, the Holder shall be entitled to an additional payment equal to the additional amount the Holder would have been entitled to receive had the Change of Control been publicly announced pursuant to this Section 4(b). The parties hereto agree that in the event of the Company’s redemption of any portion of the Note or other payment payable under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(5)            RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a)                Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) such Fundamental Transaction is pursuant to an assumption, exchange, or other such agreement or document in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders, and (ii) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

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(b)           Redemption Right.

(i)                 No sooner than sixty (60) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or email and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the earlier of Holder’s receipt of a Change of Control Notice or public announcement of a Change of Control and ending twenty (20) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the amount of Principal the Holder is electing to require the Company to redeem and the date on which the Change of Control redemption shall occur (the “Change of Control Redemption Date”), which date shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of the Change of Control Redemption Notice. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company at a price (the “Change of Control Redemption Price”) equal to the amount of the Company Redemption Price (as defined in Section 8(b)), and shall be paid in accordance with the Cash and Stock Payment Mechanic (as defined in Section 8(b)) (it being understood that references therein to the Company Redemption Date shall be deemed references to the Change of Control Redemption Date).

(ii)                 Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 9 and shall have priority to payments to stockholders in connection with a Change of Control as such redemption obligation shall constitute a debt obligation of the Company. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the amount of Principal to be redeemed under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3 (including, without limitation, the right to receive the amounts set forth in Section 3(f)). The Change of Control Redemption Price will be payable regardless of whether the amount of Principal to be redeemed is redeemed for cash or converted to shares of Common Stock pursuant to Section 3(f). The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(6)            RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

(a)               Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. The provisions of this Section shall apply similarly and equally to successive Purchase Rights. The provisions of Section 7(a) shall not apply with respect to any Purchase Rights, if the Holder elects to exercise such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such dividend or distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

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(b)               Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(7)            RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)               Adjustment of Conversion Price upon Issuance of Common Stock. Subject to the provisions of Section 6(a), if and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal to the product of (x) the Applicable Price and (y) the quotient determined by dividing (A) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (B) the product derived by multiplying (I) the Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable (except in connection with the issuance of Excluded Securities):

(i)                 Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

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(ii)               Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)              Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv)               Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, (x) the Options will be deemed to have been issued for a value determined by use of the Black-Scholes Option Pricing Model (the “Option Value”) and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company, less (II) the Option Value. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

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(v)               Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)               Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock dividend, stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(c)                Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding the issuance of Excluded Securities), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

(d)               Voluntary Decrease. The Company may at any time during the term of this Note reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors.

(8)           MANDATORY REDEMPTION AND OPTIONAL REDEMPTION.

(a)            Holder’s Right of Mandatory Redemption.

(i)                 General. On the Holder Mandatory Redemption Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem all or any portion of this Note (a “Holder Mandatory Redemption”) by delivering written notice thereof to the Company (a “Holder Mandatory Redemption Notice”) at any time on or prior to such Holder Mandatory Redemption Date. The Holder Mandatory Redemption Notice shall indicate the amount of Principal the Holder is electing to have redeemed (the “Holder Mandatory Redemption Amount”) on the Holder Mandatory Redemption Date. The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to the amount of Principal and any accrued and unpaid Interest thereon being redeemed (the “Holder Mandatory Redemption Price”). Redemptions required by this Section 8 shall be made in accordance with the provisions of this Section 8 and Section 9. Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Holder receives the Holder Mandatory Redemption Price, the Holder Mandatory Redemption Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the Holder Mandatory Redemption Amount. The Company shall deliver written notice (the “Company Notice”) to the Holder no earlier than twenty (20) Business Days and no later than five (5) Business Days prior to the Holder Mandatory Redemption Date stating the Holder’s right of redemption under this Section 8 for the Holder Mandatory Redemption Date.

(ii)               Mechanics of Holder Mandatory Redemption. If the Holder elects a Holder Mandatory Redemption in accordance with Section 8(a)(i), then the Holder Mandatory Redemption Amount which is to be paid to the Holder on the applicable Holder Mandatory Redemption Date shall be redeemed by the Company, and the Company shall pay to the Holder on the later of (A) the applicable Holder Mandatory Redemption Date and (B) the second (2nd) Business Day following receipt by the Company of the Holder Mandatory Redemption Notice (the “Holder Mandatory Redemption Payment Date”), by wire transfer of immediately available funds, the Holder Mandatory Redemption Price. If the Company fails to redeem the Holder Mandatory Redemption Amount on the Holder Mandatory Redemption Payment Date by payment of the Holder Mandatory Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation shall be deemed a “Conversion Notice” pursuant to Section 3(c) for purposes of this Note), the Holder may require the Company to convert all or any part of the Holder Mandatory Redemption Amount at 75% of the Optional Interest Price. Conversions made pursuant to this Section 8(a) shall be made in accordance with the provisions of Section 3(c).

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(b)           Company’s Right of Optional Redemption; Mandatory Redemption from Net Proceeds of Specified Asset Sales.

(i)                 Optional Redemption.

      (A)             At any time and from time to time on or after the Issuance Date and prior to April 30, 2015, the Company shall have the right, in its sole discretion, subject to any required consent of the Company’s senior secured lenders, to redeem all or any portion of this Note (a “Company Redemption”) in integral multiples of $100,000 at par plus accrued and unpaid interest.

      (B)              At any time and from time to time on or after April 30, 2015, the Company shall have the right, in its sole discretion, subject to any required consent of the Company’s senior secured lenders, to effect a Company Redemption in integral multiples of $100,000. The portion of this Note subject to redemption pursuant to this Section 8(b)(i)(B) shall be redeemed by the Company at a price (the “Company Redemption Price”) equal to the greater of (A) 130% of the sum of (x) the Principal being redeemed, and (y) accrued and unpaid Interest, if any, with respect to such Principal (such unpaid Interest amount together with the related Principal being redeemed, the “Principal Amount”), and (B) the product obtained by multiplying (x) the quotient obtained by dividing the Principal and accrued and unpaid Interest, if any, with respect to such Principal, being redeemed by the Conversion Price, and (y) the arithmetic average of the Weighted Average Prices of the Common Stock on each of the five last Trading Days ending on the Trading Day immediately prior to the applicable Company Redemption Notice Date (as defined below) (the “Prepayment Formula Amount”); provided, that, 100% of the face value of the Principal Amount shall be paid for in cash on a dollar-for-dollar basis (the “Cash Payment”), and any amounts due in excess of such Principal Amount shall be paid in such number of freely tradable Common Stock equal to the quotient obtained by dividing (x) the excess of (i) the Prepayment Formula Amount determined as of the Company Redemption Date (as defined below) over (ii) the Cash Payment, and (y) 85% of the arithmetic average of the Weighted Average Prices of the Common Stock on (i) each of the fifteen (15) consecutive Trading Days ending on the Trading Day immediately prior to the date of the Company Redemption Date and (ii) each of the fifteen (15) consecutive Trading Days commencing on the date of the Company Redemption Date (the final Trading Day of such fifteen (15) Trading Day period, the “Company Redemption Stock Pricing Date”) (the foregoing proviso herein referred to as the “Cash and Stock Payment Mechanic”); and provided further that in the event of an Equity Conditions Failure or the failure to receive Stockholder Approval during the period beginning on the Company Redemption Notice Date and ending on and including the Company Redemption Date, the foregoing Cash and Stock Payment Mechanic shall not apply to redemptions made pursuant to this Section 8(b)(i)(B), which such redemptions shall be made in cash only, in an amount equal to the Prepayment Formula Amount.

(ii)                 Mandatory Redemption from Net Proceeds of Specified Asset Sales.

    (A)             Notwithstanding the foregoing, any portion of this Note redeemed by the Company pursuant to this Section 8(b) from the Net Proceeds (as defined in the TPG Agreement) of any Specified Asset Sales shall be redeemed for cash to be applied to the Principal and accrued and unpaid Interest and accrued and unpaid Late Charges being redeemed at par if such redemption occurs prior to April 30, 2015, or at a price in accordance with Section 8(b)(i)(B) hereof if such redemption occurs on or after April 30, 2015.

    (B)              Notwithstanding anything to the contrary herein, the Company shall apply all Net Proceeds of Specified Asset Sales towards the retirement of certain of the Company’s outstanding Indebtedness in the following manner:

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(1)               First, any Net Proceeds of Revolver Priority Collateral (as defined in the TPG Agreement) sold in such Specified Asset Sales shall be applied to pay the principal of the Revolving Loans (as defined in the TPG Agreement) until paid in full;

(2)               Second, subject to the right of the Term Loan Lenders (as defined in the TPG Agreement to waive such prepayment, the next $13,000,000 of Net Proceeds of Specified Asset Sales shall be applied to prepay the principal of the Term Loans (as defined in the TPG Agreement) in the inverse order of maturity;

(3)               Third, the next $4,489,671 of Net Proceeds of Specified Asset Sales shall be applied first to redeem the Senior C Convertible Notes at a purchase price not to exceed par, if such redemption occurs prior to April 30, 2015, or at a purchase price determined in accordance with Section 8(b)(i)(B) hereof if such redemption occurs on or after April 30, 2015, and second, to the extent any Net Proceeds of Specified Asset Sales remain from such $4,489,671 after the discharge in full of the outstanding principal amount of the Series C Convertible Notes, to redeem the Series B Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to December 31, 2014, or at a purchase price determined in accordance with Section 8(b)(i)(B) of the Series B Convertible Notes if such redemption occurs on or after December 31, 2014; and

(4)               Fourth, the remaining Net Proceeds of Specified Asset Sales shall be applied (x) 35% (or 0% once (i) $13,469,013 of the Notes have been redeemed or (ii) the Series B Convertible Notes and Series C Convertible Notes have been redeemed) first to redeem the Senior C Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to April 30, 2015, or at a price in accordance with Section 8(b)(i)(B) hereof if such redemption occurs on or after April 30, 2015, and second to the extent any Net Proceeds of Specified Asset Sales remain from such 35% after the discharge in full of the outstanding principal amount of the Series C Convertible Notes, to redeem the Series B Convertible Notes at a purchase price not to exceed par if such redemption occurs prior to December 31, 2014, or at a purchase price determined in accordance with Section 8(b)(i)(B) of the Series B Convertible Notes if such redemption occurs on or after December 31, 2014 and (y) subject to the right of the Term Loan Lenders to waive such prepayment, 65% (or 100% once (i) $13,469,013 of the Notes have been redeemed or (ii) the Series B Convertible Notes and Series C Convertible Notes have been redeemed) to prepay the principal of the Term Loans in the inverse order of maturity; provided, that, no payments shall be made pursuant to clauses (2) through (4) above in this section until the aggregate amount of Net Proceeds of Specified Asset Sales equals $17,500,000 or greater; provided further, that until an aggregate amount of Net Proceeds of Specified Asset Sales of at least $17,500,000 is received, the aggregate amount of Net Proceeds of Specified Asset Sales not applied pursuant to clause (1) above in this section shall be held in a deposit account subject to the sole dominion and control of the Agent (as defined in the TPG Agreement (the “Reserve Account”); provided, that if any amounts remain in the Reserve Account on or after December 31, 2014, then all such amounts on deposit therein at any time shall be applied to prepay the principal of the Term Loans in the inverse order of maturity.

(iii)             Mechanics. The Company may exercise its redemption right under Section 8(b)(i), or shall effect a redemption pursuant to Section 8(b)(ii)(B)(3) or Section 8(b)(ii)(B)(4), as applicable, by delivering a written notice thereof by facsimile or email and overnight courier to the Holder (the “Company Redemption Notice” and the date such notice is delivered to the Holder is referred to as the “Company Redemption Notice Date”). A Company Redemption Notice shall be irrevocable. Each Company Redemption Notice shall state the aggregate Principal of this Note subject to such Company Redemption pursuant to this Section 8(b) on the Company Redemption Date plus accrued and unpaid Late Charges (the “Company Redemption Amount”). Upon receipt of a Company Redemption Notice, if the Holder elects to convert any or all of the Principal to be so redeemed hereby, the Holder shall deliver to the Company written notice of such election, and the Principal and any accrued and unpaid Interest thereon to be converted shall be so converted in accordance with Section 3(c) no later than the date on which the Company Redemption shall occur (the “Company Redemption Date”) which date (A) shall be set forth in the Company Redemption Notice and (B) shall not be less than five (5) Business Days nor more than ten (10) Business Days after the Company Redemption Notice Date.

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(iv)             Pro Rata Redemption Requirement. If the Company elects to cause a Company Redemption pursuant to Section 8(b), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects to cause a Company Redemption pursuant to this Section 8(b) (or similar provisions under the Other Notes) with respect to less than all of the principal amount of the Notes then outstanding, then the Company shall require redemption of a Principal amount from the Holder and each holder of the Other Notes equal to the product of (A) the aggregate principal amount of Notes which the Company has elected to cause to be redeemed pursuant to Section 8(b), multiplied by (B) the fraction, the numerator of which is the sum of the initial principal amount of Notes purchased by such holder and the denominator of which is the initial principal amounts of Notes purchased by all holders holding outstanding Notes (such fraction with respect to each holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each holder is referred to as its “Pro Rata Redemption Amount”); provided that in the event that the initial holder of any Notes has sold or otherwise transferred any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Redemption Allocation Percentage and Pro Rata Redemption Amount.

(c)           True Up.

(i)                 On the True Up Date (as defined below), subject to Section 3(d), the Company shall deliver to the Holder, provided the formula set forth below yields a number greater than zero, an additional number of shares of Common Stock (the "True Up Common Shares") equal to (A) the quotient obtained by dividing (x) the excess of (i) the Prepayment Formula Amount determined as of the Company Redemption Date over (ii) the Cash Payment, by (y) 85% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the twenty (20) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Company Redemption Stock Pricing Date, less (B) the number of Common Shares previously delivered to the Holder on the Company Redemption Stock Pricing Date pursuant to Section 8(b) hereof. For purposes of this Note, the "True Up Date" shall mean the twenty-first (21st) Trading Day immediately following the Company Redemption Date, provided that such Company Redemption Date occurs on or after April 30, 2015. The "True Up Period" shall mean the period consisting of each of the twenty (20) consecutive Trading Days beginning on, and including, the Trading Day immediately following the Company Redemption Date, provided that such Company Redemption Date occurs on or after April 30, 2015.

(d)               Redemptions Generally. Any redemptions made pursuant to this Section 8 shall be made in accordance with Section 9. No later than one (1) Trading Day following the Holder Mandatory Redemption Date or any Company Redemption Date, the Company shall file a Current Report on Form 8-K, describing the terms of such Holder Mandatory Redemption or Company Redemption, as the case may be. To the extent redemptions required by this Section 8 are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 8, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 8 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(9)            REDEMPTION MECHANICS.

(a)                Redemption by the Holder. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company shall deliver the applicable Holder Mandatory Redemption Price on the applicable Holder Mandatory Redemption Payment Date. Any Cash Payment payable in respect of the applicable Company Redemption Price shall be delivered by the Company on the applicable Company Redemption Date, and any issuance of shares of Common Stock shall be delivered to the Holder, in the same manner as set forth in Section 3(c)(ii) hereof, within three (3) Trading Days of the Company Redemption Stock Pricing Date. In the event of a redemption or conversion of less than all of the Principal of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. If the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption or conversion, to require the Company to promptly return to the Holder all or any portion of this Note representing the amount of Principal that was submitted for or subject to redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid or shares of Common Stock have not been issued therefore, or any combination thereof. Upon the Company’s receipt of such cancellation notice, (x) the applicable Redemption Notice shall be null and void with respect to such amount of Principal that was not redeemed or converted, and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 17(d)) to the Holder representing such amount of Principal to be redeemed. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the amount of Principal subject to such notice.

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(b)               Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), or Section 5 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than two (2) Business Days of its receipt thereof, forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

(10)          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Notwithstanding anything herein to the contrary, if after the six (6) month anniversary of the Issuance Date, the Holder is not permitted to convert this Note in full for any reason (other than pursuant to restrictions set forth in Section 3(d)(i) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

(11)         RESERVATION OF AUTHORIZED SHARES.

(a)                Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to or exceeding the maximum number of shares of Common Stock initially issuable upon conversion of the Notes. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Exchange Agreement) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

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(b)               Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

(12)          VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

(13)         COVENANTS.

(a)                Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and, subject to the terms and conditions of the Subordination Agreement, shall be unsubordinated obligations of the Company and (b) shall be senior to all other Indebtedness of the Company permitted to be incurred pursuant to clause (iv) of the definition of “Permitted Indebtedness.” The Holder hereby acknowledges and agrees that this Note and all Indebtedness and other obligations related to this Notes are subject to the terms of the Subordination Agreement, which Subordination Agreement is binding, enforceable and in full force and effect against the Holder.

(b)           Incurrence of Indebtedness.

(i)                 So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee or assume any Indebtedness other than (x) Permitted Indebtedness and (y) any additional Indebtedness (other than Indebtedness described in clause (iv) of the definition of “Permitted Indebtedness”) that (1) either (A) does not contain any issuances of any equity securities of the Company or any of its Subsidiaries (other than the Warrants) in the event that, as of the applicable time of determination, the Company shall have not yet obtained the Stockholder Approval (as defined in the Exchange Agreement), or (B) does not contain any material equity component in the event that, as of the applicable time of determination, the Company shall have, on or prior to such time, obtained the Stockholder Approval, and (2) the ratio of Consolidated Funded Indebtedness of the Company and its Subsidiaries to TTM EBITDA of the Company and its Subsidiaries for the twelve month period most recently ended (as measured as of the end of the most recently completed fiscal quarter) does not exceed 3.50 to 1.00 (both immediately prior to the incurrence, guarantee or assumption of such additional Indebtedness and immediately after giving effect thereto). For the avoidance of doubt, this Note and the Other Notes shall not be included in the incurred indebtedness calculation of clause Section 13(b)(i)(y) above.

(ii)               For purposes of this Section 13(b), “Consolidated Funded Indebtedness” and “TTM EBITDA” shall have the meanings set forth in Section 29 hereof.

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(iii)             The Company shall provide a written report to the Holders of the results of the ratio analysis set forth in Section 13(b)(i) no later than the date the Company first announces its financial results for a fiscal quarter or fiscal year. If the Company is not in compliance with such ratio as of the applicable measurement date, the Company shall publicly disclose such results concurrently with its disclosure to the Holders.

(c)                Restriction on Redemption and Cash Dividends. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders; provided, however, the provisions of this Section 13(c) shall not apply if the Closing Sale Price or Closing Bid Price, as applicable, of the Common Stock is greater than 125% of the Conversion Price in effect for the ten (10) Trading Day period ending on the date immediately prior to the date the Company’s board of directors approves a record date for a cash dividend, the public announcement of which shall be made no later than the next Business Day.

(14)          PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock (provided, however, to the extent that the Holder’s right to participate in any such dividend or distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(15)          VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Holders shall be required for any change or amendment to this Note or the Other Notes. No consideration shall be offered or paid to any holder of Notes to amend or consent to a waiver or modification of the Notes unless the same consideration also is offered to all of the holders of Notes.

(16)          TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(i) of the Exchange Agreement.

(17)          REISSUANCE OF THIS NOTE.

(a)                Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)               Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

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(c)                Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)               Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges, if any, on the Principal and Interest of this Note, from the Issuance Date.

(18)          REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(19)          PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable and documented costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

(20)          CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(21)          FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(22)          DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

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(23)         NOTICES; PAYMENTS.

(a)                Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 8(k) of the Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b)               Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Investors attached to the Exchange Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under this Note which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate that would have applied during the incurrence and continuance of an Event of Default (“Late Charge”).

(24)          CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(25)          RELEASE OF CLAIMS AND PRESERVATION OF RIGHTS. Effective on the Closing Date (as defined in the Exchange Agreement), the Company and its agents, representatives, predecessors and successors in interest assigns hereby (i) conclusively, absolutely, unconditionally, irrevocably and forever remise, acquit, waive, releases and discharge the Holder and each of the Holder’s agents, advisors, representatives, predecessors and successors in interest from any and all claims, demands, obligations, liabilities and causes of action of any kind or character, whether known or unknown, suspected or unsuspected, asserted or unasserted, direct or indirect, at law or in equity, that the Company may now have or that might subsequently accrue to him or it arising out of or relating to the Original Series Notes (as defined in the Exchange Agreement) (the “Released Claims”), and (ii) covenants and agrees never to institute or cause to be instituted any suit, investigation or other form of action or proceeding of any kind or nature whatsoever against any of the Holder or the Holder’s agents, advisors, representatives, predecessors and successors in interest based upon the Original Series Notes (as defined in the Exchange Agreement) and the Released Claims.

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(26)          WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Exchange Agreement.

(27)          GOVERNING LAW; JURISDICTION; JURY. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address as provided in Section 23 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(28)          Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(29)          CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)                “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b)               “Alternate Conversion Price” means, with respect to any Alternate Conversion, that price which shall be the lower of (i) the applicable Conversion Price as in effect on the Trading Day immediately preceding the time of the delivery or deemed delivery of the applicable Conversion Notice and (ii) 75% of 90% of the arithmetic average of the Weighted Average Price of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Notice Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Notice Measuring Period.

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(c)                “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any consultant, employee, officer or director for services provided to the Company.

(d)               “Bloomberg” means Bloomberg Financial Markets.

(e)                “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)                “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

(g)               “Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a "synthetic lease" (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

(h)               “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

(i)                 “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(j)                 “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

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(k)               “Closing Date” shall have the meaning set forth in the Exchange Agreement.

(l)                 “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time or exercised at any time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Notes.

(m)             “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person and its Subsidiaries for such period: (A) Consolidated Net Interest Expense, (B) net income tax expense, (C) depreciation expense, (D) amortization expense, (E) non-cash compensation charges; provided that, for the purposes of calculating Consolidated EBITDA, the Consolidated EBITDA of any Person acquired by, or of a Person substantially all of whose assets are being acquired by, the Company or one or more of its Subsidiaries pursuant to an acquisition consented to in writing by the “Required Lenders” under and as defined in the TPG Agreement during such period shall be included on a pro forma basis for such period (as if the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period).

(n)               “Consolidated Funded Indebtedness” means, with respect to any Person at any date, all Indebtedness for borrowed money or letters of credit of such Person, determined on a consolidated basis in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date, including, in any event, but without duplication, with respect to the Company and its Subsidiaries, the amount of their Capitalized Lease Obligations, and the amount of the TPG Indebtedness, but excluding, in any event, the Convertible Subordinated Debt to the extent permitted hereunder.

(o)               “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any non-cash extraordinary or non-recurring gains or losses or non-cash gains or losses from dispositions, (b) restructuring charges, (c) effects of discontinued operations, (d) interest that is paid-in-kind, (e) interest income, and (f) any tax refunds, net operating losses or other net tax benefits received during such period on account of any prior period.

(p)               “Consolidated Net Interest Expense” means, with respect to any Person for any period, gross cash interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in such gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

(q)               “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

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(r)                 “Convertible Securities” means any stock, warrants, rights or other securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(s)                “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Capital Market, The NASDAQ Global Select Market or the OTC Market.

(t)                 “Equity Conditions” means that each of the following conditions is satisfied: (i) all shares of Common Stock issuable upon conversion of the Notes or otherwise pursuant to this Note shall be eligible for sale without restriction (other than restrictions created by the Holder, including restrictions resulting from the Holder being an “affiliate” of the Company as defined in Rule 144) pursuant to Rule 144 (and not subject to the provisions of Rule 144(c)(i)) and without the need for registration under any applicable federal or state securities laws; (ii) the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending in writing by such exchange or market; (iii) during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination, the Company shall have delivered shares of common Stock upon conversion of the Notes to the holders on a timely basis as set forth in Section 3(c)(ii) hereof (and analogous provisions under the Other Notes); (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market or any applicable Eligible Market; (iii) the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (iv) there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, or (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; (v) the Company shall have no knowledge of any fact that would cause any shares of Common Stock issuable upon conversion of the Notes not to be eligible for sale without restriction pursuant to Rule 144 (and not subject to the provisions of Rule 144(c)(i)) and any applicable state securities laws; and (vi) the Company otherwise shall have been in material compliance with and shall not have breached any provision, covenant, representation or warranty of any material Transaction Document.

(u)               “Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the applicable the Company Redemption Notice Date through the applicable Company Redemption Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

(v)               “Event of Default Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) – (v) and (viii) – (xi), 130% or (ii) in the case of the Events of Default described in Section 4(a)(vi) – (vii), 100%.

(w)             “Exchange Agreement” means that certain Exchange Agreement, dated as of the date hereof, by and between the Company and the Holder.

(x)               “Excluded Security” means any Common Stock issued or issuable: (i) in connection with acquisitions with one or more non-affiliated third parties on an arm’s length basis, the primary purpose of which is not to raise additional capital, which is less than $3,000,000; (ii) in connection with the grant of options to purchase Common Stock, restricted stock awards or other stock-based awards or sales, with, in the case of stock options or other stock-based awards requiring payment therefor, exercise or purchase prices not less than the market price of the Common Stock on the date of grant or issuance, which are issued, granted or sold to employees, officers or directors of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an Approved Stock Plan, and the Common Stock issued upon the exercise thereof; (iii) pursuant to one or more bona fide firm commitment underwritten public offerings consummated following the date hereof with nationally recognized underwriters, which generate gross proceeds to the Company, in the aggregate, of not more than $15,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act and “equity lines”); and (iv) upon exercise of any Options or Convertible Securities which are outstanding on the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date to lower the exercise or conversion price, to increase the number of shares of capital stock issuable upon conversion or exercise, to extend the expiration or termination date or to change the antidilution provisions.

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(y)               “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Company.

(z)                “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis in accordance with past practice.

(aa)            “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

(bb)           “Holder Mandatory Redemption Date” means the earlier of (a) May 31, 2020 and (ii) such date that the Company’s senior secured lenders no longer prohibit such payment.

(cc)            “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, “Indebtedness” shall not include unsecured indebtedness to trade creditors incurred in the ordinary course of business.

152

(dd)          “Interest Rate” means 13.50% per annum, payable in kind, which shall accrete as additional Principal and be payable or convertible in accordance with the terms of this Note, including the provisions of Section 3(d), subject to adjustment as set forth in Section 2.

(ee)            “Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries.

(ff)             “Optional Interest Price” means, the lower of (i) the applicable Conversion Price and (ii) that price which shall be computed as 90% of the arithmetic average of the Weighted Average Price of the Common Stock on each five (5) consecutive Trading Days immediately preceding the applicable Conversion Date (each such period, an “Optional Interest Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during the applicable such Optional Interest Measuring Period.

(gg)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(hh)           “Permitted Indebtedness” means (i) Indebtedness under the TPG Agreement in an aggregate principal amount not to exceed $112,000,000 at any time, (ii) Indebtedness other than described in clause (i) of this definition outstanding on the Subscription Date, pursuant to SEC filings or Schedule A attached hereto, (iii) the Indebtedness evidenced by this Note and the Other Notes, (iv) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of fifteen and one half percent (15.50%) per annum, (v) Indebtedness secured by Permitted Liens, (vi) intercompany Indebtedness between (1) the Company and any Subsidiary of the Company or (2) any Subsidiaries of the Company, (vii) guaranties of Permitted Indebtedness of the Company or any Subsidiary of the Company secured by Permitted Liens, and (viii) extensions, refinancings and renewals of any items of Permitted Indebtedness and any Indebtedness that was permitted to be incurred pursuant to Section 13(b) hereof, provided that the principal amount (or in the case of revolving credit facilities, the maximum amount of revolving commitments thereunder) is not increased (other than to account for costs, expenses and fees relating to such extensions, refinancings or renewals) or the terms modified to impose materially more burdensome terms upon the Company or its Subsidiaries, as the case may be, other than with respect to an increase in the interest rate applicable to such Indebtedness so long as the interest rate applicable thereto is on terms consistent with then prevailing market terms and, either (x) if as of the applicable time of determination the Company shall have not yet obtained the Stockholder Approval (as defined in the Exchange Agreement), no issuance of any equity securities of the Company or any of its Subsidiaries (other than the Warrants) is contained in such extensions, refinancings or renewals or (y) if as of the applicable time of determination the Company shall have, on or prior to such time, obtained the Stockholder Approval, no material equity component is contained in such extensions, refinancings or renewals.

(ii)               “Permitted Liens” means (i) Liens securing Indebtedness under the TPG Agreement, (ii) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (iii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iv) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(viii).

153

(jj)               “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(kk)           “Principal Market” means the NYSE MKT.

(ll)               “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Company Redemption Notice and the Holder Mandatory Redemption Notice, each of the foregoing, individually, a Redemption Notice.

(mm)       “Redemption Prices” means, collectively, the Event of Default Redemption Price, the Change of Control Redemption Price, the Company Redemption Price and the Holder Mandatory Redemption Price (each of the foregoing, individually, a “Redemption Price”).

(nn)           “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

(oo)           “SEC” means the United States Securities and Exchange Commission.

(pp)           “Specified Asset Sales” shall have the meaning specified in the TPG Agreement.

(qq)           “Subscription Date” shall mean October 21, 2014.

(rr)              “Subsidiary” means any entity in which the Company, directly or indirectly, owns a controlling interest of the capital stock or holds a controlling equity or similar interest.

(ss)             “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

(tt)              “TPG Agreement” means that certain Financing Agreement, dated as of November 21, 2013 by and among the Company, each subsidiary of the Company listed as a Borrower” on the signature pages thereto, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, TPG Specialty Lending, Inc. as agent for the lenders and lead arranger, and the person party thereto from time to time as service agent for the lenders, as the same has been and may be amended, restated, supplemented, extended, renewed, or otherwise modified from time to time, together with any refinancings thereof from time to time and any amendments, restatements, supplements, extensions, renewals and modifications of any of such refinancing.

(uu)           “TPG Indebtedness” means Indebtedness of the Company and its Subsidiaries owing under the TPG Agreement.

154

(vv)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(ww)       “TTM EBITDA” means, as of any date of determination and with respect to a Person, the Consolidated EBITDA of such Person and its Subsidiaries for the period of 12 consecutive months most recently ended.

(xx)           “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(yy)           “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(30)          DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

[Signature Page Follows]

155

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

Metalico, Inc.

By:
	Name: Title:	Carlos E. Agüero President

[Signature Page to Series C Convertible Note - [Investor]]

EXHIBIT I

METALICO, INC.
CONVERSION NOTICE

Reference is made to the Series C Convertible Note (the “Note”) issued to the undersigned by Metalico, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the amount of Principal (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:
Aggregate amount of Principal to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
☐ If this Conversion Notice is being delivered on any Alternate Conversion Date, check here if Holder is electing to use the following Alternate Conversion Price:____________
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Corporate Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [●], 2014 from the Company and acknowledged and agreed to by Corporate Stock Transfer, Inc.

Metalico, Inc.

By:
	Name:	Carlos E. Agüero
	Title:	President

Exhibit F

CERTIFICATE OF AMENDMENT

 OF THE FOURTH AMENDED AND RESTATED

 CERTIFICATE OF INCORPORATION

 OF

 METALICO, INC.

(Pursuant to Section 242 of the General Corporation Law of Delaware)

Metalico, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.       The Corporation’s name is Metalico, Inc. and its original certificate of incorporation was filed with the Secretary of State on April 30, 1999.

2.       The Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation was filed with the office of the Secretary of State of the State of Delaware on June 24, 2008.

3.       Resolutions of the Board of Directors of the Corporation were duly adopted on October 31, 2014 setting forth the amendment to the Certificate of Incorporation of the Corporation set forth in Paragraph 4 of this Certificate of Amendment, declaring said amendment to be advisable and directing that the amendment be considered at a special meeting of the stockholders of the Corporation.

4.       The Certificate of Incorporation is amended to increase the number of authorized shares designated as Common Stock by deleting the first sentence of Section 4A thereof in its entirety and inserting the following in lieu thereof:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 310,000,000 shares, of which 300,000,000 shares are of a class designated Common Stock with a par value of $0.001 per share (hereinafter called “Common Stock”), and 10,000,000 shares are of a class designated Preferred Stock, par value $0.001 per share (hereinafter called “Preferred Stock”).”

5.       The amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, the undersigned has signed this instrument on the __ day of December, 2014.

METALICO, INC.

By:
Arnold S. Graber
Secretary

159

Metalico, Inc.

METALICO, INC.
ATTN: ARNOLD S. GRABER
186 NORTH AVENUE EAST
CRANFORD, NJ 07016

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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0000221626_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

METALICO, INC.
Special Meeting of Stockholders
December 19, 2014 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David J. DelBianco and Eric W. Finlayson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Stock of METALICO, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholder(s) to be held at 8:30 AM, EST on December 19, 2014, at the offices of Lowenstein Sandler LLP at 65 Livingston Avenue, Roseland, New Jersey, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000221626_2 R1.0.0.51160